UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2005

Item 1. Reports to Stockholders

Fidelity® Nasdaq Composite® Index Fund

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	65	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	69	Notes to the financial statements.
Report of Independent	75
Registered Public
Accounting Firm
Trustees and Officers	76
Distributions	86
Proxy Voting Results	87
Board Approval of	88
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Nasdaq® and Nasdaq Composite® are trademarks of The Nasdaq Stock Market, Inc. (which with its
Affiliates are the Corporations) and are licensed for use by Fidelity. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed or sold by the
Corporations. The Corporations make no warranties and bear no liability with respect to shares of the product.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Com panies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Life of
	year	fundA
Fidelity Nasdaq Composite Index Fund	6.92%	10.11%
A From September 25, 2003.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Nasdaq Composite Index Fund on September 25, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the Fidelity® Nasdaq Composite® Index Fund’s investment management team as Head of Indexing for Geode Capital Management, LLC

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

The fund gained 6.92% during the past year. By comparison, the NASDAQ Composite Index rose 7.32% and the LipperSM Growth Funds Average increased 9.91% an indication that the large cap growth category was finally beginning to recover after several years of underperformance. On a sector basis, energy, telecommunication services and health care were particular areas of strength, while consumer discretionary and materials stocks lagged, producing negative returns. In terms of individual contributors, Internet search leader Google maintained its strong performance. The company continued to generate tremendous amounts of cash through its sales of targeted online ads. Apple Computer also maintained its momentum. Apple’s shares soared on strong sales of the company’s iPod digital music player, as well as optimism that higher iPod sales could lead to greater interest in Apple’s more profitable Macintosh computer line. Conversely, Dell was a note worthy underperformer. The direct retailer of personal computers and consumer electron ics has been battling fierce global competition, and its severe price cutting contributed to missed sales targets in August and October. Online auction house eBay also disappointed. The company’s shares fell sharply early in the period after it announced weaker than expected earnings and revenues.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you under stand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypotheti cal account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypotheti cal example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Actual	$1,000.00	$1,083.20	$2.35
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,022.81	$2.28

* Expenses are equal to the Fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Microsoft Corp.	8.5	8.7
Intel Corp.	4.7	5.2
Cisco Systems, Inc.	3.2	3.9
Amgen, Inc.	2.9	2.5
Google, Inc. Class A (sub. vtg.)	2.3	1.4
QUALCOMM, Inc.	2.2	1.9
Dell, Inc.	2.1	3.1
Oracle Corp.	1.9	2.1
eBay, Inc.	1.8	1.6
Yahoo!, Inc.	1.7	1.6
	31.3
Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	48.4	49.0
Health Care	14.0	13.0
Consumer Discretionary	13.8	14.5
Financials	10.5	10.1
Industrials	5.3	4.9
Consumer Staples	1.7	1.6
Telecommunication Services	1.3	2.5
Energy	1.1	0.8
Materials	0.9	0.8
Utilities	0.2	0.2

Asset Allocation (% of fund’s net assets)

To match the NASDAQ Composite® Index, Fidelity Nasdaq Composite Index Fund seeks 100% invest ment exposure to stocks at all times.

Annual Report

8

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 97.2%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 13.8%
Auto Components 0.2%
Aftermarket Technology Corp. (a)	800	$16,400
Ballard Power Systems, Inc. (a)	3,783	16,767
China Automotive Systems, Inc. (a)	1,032	7,172
Dura Automotive Systems, Inc. Class A (a)	661	1,699
Exide Technologies (a)	1,105	3,989
GenTek, Inc.	300	4,872
Gentex Corp.	5,314	100,063
Hayes Lemmerz International, Inc. (a)	1,193	3,627
IMPCO Technologies, Inc. (a)	1,484	7,717
Keystone Automotive Industries, Inc. (a)	491	13,748
LKQ Corp. (a)	796	25,942
Noble International Ltd.	308	6,936
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	1,681	4,287
R&B, Inc. (a)	807	9,547
Shiloh Industries, Inc. (a)	545	7,205
Sports Resorts International, Inc. (a)	3,572	3,036
Strattec Security Corp. (a)	130	6,312
		239,319
Automobiles – 0.0%
Nissan Motor Co. Ltd. sponsored ADR	770	15,793
Distributors – 0.1%
Andersons, Inc.	386	15,884
Audiovox Corp. Class A (a)	723	10,014
Building Material Holding Corp.	508	41,824
Design Within Reach, Inc. (a)	763	4,601
Source Interlink Companies, Inc. (a)	1,783	19,577
		91,900
Diversified Consumer Services – 0.9%
Alderwoods Group, Inc. (a)	1,369	20,562
Apollo Group, Inc. Class A (a)	6,095	433,964
Bright Horizons Family Solutions, Inc. (a)	856	30,285
Career Education Corp. (a)	3,558	132,713
Corinthian Colleges, Inc. (a)	2,942	35,628
Educate, Inc. (a)	1,285	14,071
Education Management Corp. (a)	2,387	80,561
Escala Group, Inc. (a)(d)	1,136	18,801
Laureate Education, Inc. (a)	1,580	79,901
Lincoln Educational Services Corp.	700	9,870
Matthews International Corp. Class A	1,245	48,916
Princeton Review, Inc. (a)	1,476	7,897

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Diversified Consumer Services – continued
Steiner Leisure Ltd. (a)	832	$31,267
Stewart Enterprises, Inc. Class A	3,145	16,040
Strayer Education, Inc.	465	46,407
Vertrue, Inc. (a)	352	12,718
		1,019,601
Hotels, Restaurants & Leisure 1.9%
AFC Enterprises, Inc.	1,055	12,934
Ambassadors Group, Inc.	738	18,516
Ameristar Casinos, Inc.	1,814	42,792
Applebee’s International, Inc.	2,488	57,025
BJ’s Restaurants, Inc. (a)	902	21,413
Bob Evans Farms, Inc.	1,216	29,403
Buffalo Wild Wings, Inc. (a)	531	14,985
California Pizza Kitchen, Inc. (a)	768	25,175
Caribou Coffee Co., Inc.	738	7,454
CBRL Group, Inc.	1,617	59,813
Churchill Downs, Inc.	483	18,296
Cosi, Inc. (a)	1,604	14,019
Ctrip.com International Ltd. sponsored ADR	360	20,984
Denny’s Corp. (a)	3,000	14,640
Empire Resorts, Inc. (a)	676	4,022
Great Wolf Resorts, Inc.	1,118	10,867
International Speedway Corp. Class A	929	50,696
Isle of Capri Casinos, Inc. (a)	1,198	32,490
Jameson Inns, Inc. (a)	3,932	8,218
Lone Star Steakhouse & Saloon, Inc.	829	19,208
Magna Entertainment Corp. Class A (sub. vtg.) (a)	2,724	20,621
McCormick & Schmick’s Seafood Restaurants (a)	462	10,968
Mikohn Gaming Corp. (a)	848	8,488
Monarch Casino & Resort, Inc. (a)	558	11,936
MTR Gaming Group, Inc. (a)	1,009	7,527
Multimedia Games, Inc. (a)	948	9,651
O’Charleys, Inc. (a)	757	10,984
P.F. Chang’s China Bistro, Inc. (a)	795	40,903
Panera Bread Co. Class A (a)	941	63,988
Papa John’s International, Inc. (a)	403	21,947
Penn National Gaming, Inc. (a)	2,874	95,331
Rare Hospitality International, Inc. (a)	1,283	41,094
Red Robin Gourmet Burgers, Inc. (a)	544	29,866
Ruth’s Chris Steak House, Inc.	1,086	19,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure continued
Ryan’s Restaurant Group, Inc. (a)	1,417	$16,848
Scientific Games Corp. Class A (a)	2,837	80,372
Shuffle Master, Inc. (a)	1,234	34,564
Smith & Wollensky Restaurant Group, Inc. (a)	1,039	5,912
Sonic Corp. (a)	1,834	54,268
Starbucks Corp. (a)	25,672	781,712
Sunterra Corp. (a)	868	10,199
Texas Roadhouse, Inc. Class A (a)	2,515	37,977
The Cheesecake Factory, Inc. (a)	2,876	105,377
Trump Entertainment Resorts, Inc. (a)	800	14,576
Wynn Resorts Ltd. (a)(d)	3,462	193,283
Youbet.com, Inc. (a)	1,585	8,844
		2,219,386
Household Durables – 0.4%
Avatar Holdings, Inc. (a)	197	11,192
Bassett Furniture Industries, Inc.	931	16,786
Brillian Corp. (a)	388	2,188
California Coastal Communities, Inc. (a)	409	16,066
Cavco Industries, Inc. (a)	270	10,598
Comstock Homebuilding Companies, Inc. Class A	390	5,994
Craftmade International, Inc.	649	11,682
Dominion Homes, Inc. (a)	396	3,940
Dorel Industries, Inc. Class B (sub. vtg.) (a)	886	21,397
Flexsteel Industries, Inc.	620	8,661
Garmin Ltd. (d)	3,696	203,650
Helen of Troy Ltd. (a)	913	16,452
Hooker Furniture Corp.	696	10,802
Interface, Inc. Class A (a)	2,168	18,059
iRobot Corp. (d)	744	21,680
Kimball International, Inc. Class B	1,559	16,603
Lifetime Brands, Inc.	536	11,663
Makita Corp. sponsored ADR	326	8,052
Palm Harbor Homes, Inc. (a)	739	13,915
Stanley Furniture Co., Inc.	624	15,538
Universal Electronics, Inc. (a)	813	14,097
		459,015
Internet & Catalog Retail 3.2%
1-800 CONTACTS, Inc. (a)	518	5,641
1-800-FLOWERS.com, Inc. Class A (a)	895	6,229
Alloy, Inc. (a)	1,976	12,113

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Internet & Catalog Retail continued
Amazon.com, Inc. (a)	13,933	$675,193
Audible, Inc. (a)	670	8,643
Blue Nile, Inc. (a)	469	19,459
Coldwater Creek, Inc. (a)	2,220	69,708
Drugstore.com, Inc. (a)	2,140	6,570
eBay, Inc. (a)	45,691	2,047,414
eCost.com, Inc. (a)	1,212	1,612
Expedia, Inc. (a)	10,223	253,428
Gaiam, Inc. Class A (a)	839	11,285
GSI Commerce, Inc. (a)	1,482	24,660
IAC/InterActiveCorp (a)	9,936	274,333
Insight Enterprises, Inc. (a)	1,623	33,807
J. Jill Group, Inc. (a)	641	11,737
Netflix, Inc. (a)	1,941	53,455
NutriSystem, Inc. (a)	1,100	42,823
Overstock.com, Inc. (a)(d)	650	24,187
PC Mall, Inc. (a)	507	2,500
PetMed Express, Inc. (a)	710	8,364
Priceline.com, Inc. (a)	1,328	31,899
Provide Commerce, Inc. (a)	585	16,883
Stamps.com, Inc. (a)	989	23,192
ValueVision Media, Inc. Class A (a)	2,128	23,621
VistaPrint Ltd.	1,400	25,424
		3,714,180
Leisure Equipment & Products – 0.1%
Arctic Cat, Inc.	607	12,735
Concord Camera Corp. (a)	341	433
Escalade, Inc.	749	9,475
JAKKS Pacific, Inc. (a)	1,033	21,053
Radica Games Ltd.	1,200	10,716
RC2 Corp. (a)	631	22,300
SCP Pool Corp.	1,758	68,439
		145,151
Media – 3.7%
ACME Communications, Inc. (a)	1,400	5,684
Beasley Broadcast Group, Inc. Class A (a)	689	9,660
Cadmus Communications Corp.	538	10,857
Carmike Cinemas, Inc.	461	12,134
Central European Media Enterprises Ltd. Class A (a)	1,134	61,327
Charter Communications, Inc. Class A (a)	9,505	11,311

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
CKX, Inc. (a)	3,261	$42,263
Comcast Corp.:
Class A (a)	45,794	1,208,962
Class A (special) (a)	27,012	703,392
Courier Corp.	559	19,671
Crown Media Holdings, Inc. Class A (a)	2,664	27,706
Cumulus Media, Inc. Class A (a)	2,009	24,811
Discovery Holding Co. Class A (a)	8,800	137,368
EchoStar Communications Corp. Class A	7,270	187,857
Emmis Communications Corp. Class A (a)	1,050	21,882
Fisher Communications, Inc. (a)	394	17,931
Focus Media Holding Ltd. ADR	362	10,715
Gemstar-TV Guide International, Inc. (a)	16,555	43,871
Global Sources Ltd.	1,089	9,866
Harris Interactive, Inc. (a)	1,659	6,603
IMAX Corp. (a)	1,147	9,794
Insight Communications, Inc. Class A (a)	2,570	29,915
Knology, Inc. (a)	1,452	2,860
Lamar Advertising Co. Class A (a)	2,927	135,666
Liberty Global, Inc.:
Class A	7,633	170,292
Class B	234	5,499
Class C (a)	7,867	163,398
LodgeNet Entertainment Corp. (a)	799	10,954
MDC Partners, Inc. Class A (sub. vtg.) (a)	763	4,291
Mediacom Communications Corp. Class A (a)	3,456	18,006
Morningstar, Inc.	1,288	41,280
Navarre Corp. (a)	871	5,043
New Frontier Media, Inc. (a)	1,084	6,732
Nexstar Broadcasting Group, Inc. Class A (a)	1,192	5,185
NTL, Inc. (a)	2,902	168,983
Outdoor Channel Holdings, Inc. (a)	796	12,728
Pixar (a)	4,011	222,370
Private Media Group, Inc. (a)	2,365	5,440
Radio One, Inc.:
Class A (a)	1,033	11,508
Class D (non-vtg.) (a)	3,233	35,757
RCN Corp. (a)	1,000	21,810
Regent Communication, Inc. (a)	1,974	9,850
Reuters Group PLC sponsored ADR	707	29,270
Salem Communications Corp. Class A (a)	1,009	19,272

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
Scholastic Corp. (a)	1,334	$44,382
Sinclair Broadcast Group, Inc. Class A	2,015	19,384
Sirius Satellite Radio, Inc. (a)(d)	45,123	322,629
Spanish Broadcasting System, Inc. Class A (a)	1,167	5,625
TiVo, Inc. (a)(d)	2,475	13,316
Value Line, Inc.	422	17,007
WorldSpace, Inc. Class A	630	6,886
WPP Group PLC sponsored ADR	841	41,335
WPT Enterprises, Inc. (a)	792	5,417
XM Satellite Radio Holdings, Inc. Class A (a)	7,486	219,040
Young Broadcasting, Inc. Class A (a)	630	1,184
		4,415,979
Multiline Retail – 0.7%
Conn’s, Inc. (a)	665	22,484
Dollar Tree Stores, Inc. (a)	3,584	82,289
Fred’s, Inc. Class A	1,186	19,699
Sears Holdings Corp. (a)	5,513	634,105
The Bon-Ton Stores, Inc.	984	18,174
Tuesday Morning Corp.	1,287	35,122
		811,873
Specialty Retail – 2.3%
AC Moore Arts & Crafts, Inc. (a)	657	9,402
America’s Car Mart, Inc. (a)	568	9,156
American Eagle Outfitters, Inc.	5,151	117,237
bebe Stores, Inc.	2,806	45,373
Bed Bath & Beyond, Inc. (a)	9,853	420,329
Big 5 Sporting Goods Corp.	1,019	24,548
Cache, Inc. (a)	1,204	20,263
Casual Male Retail Group, Inc. (a)	1,489	9,202
Charlotte Russe Holding, Inc. (a)	658	12,305
Charming Shoppes, Inc. (a)	3,839	45,108
Citi Trends, Inc.	825	29,378
Cost Plus, Inc. (a)	788	14,483
Deb Shops, Inc.	763	22,188
Dress Barn, Inc. (a)	924	30,843
Finish Line, Inc. Class A	1,323	22,835
Gander Mountain Co. (a)(d)	416	2,367
Golf Galaxy, Inc.	527	8,284
Goody’s Family Clothing, Inc.	1,432	13,389
Guitar Center, Inc. (a)	968	51,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Gymboree Corp. (a)	1,118	$25,222
Hibbett Sporting Goods, Inc. (a)	1,056	31,638
Hot Topic, Inc. (a)	1,563	24,227
Jos. A. Bank Clothiers, Inc. (a)	461	23,055
Kirkland’s, Inc. (a)	622	4,105
Monro Muffler Brake, Inc.	669	20,645
Movie Gallery, Inc.	836	4,121
O’Reilly Automotive, Inc. (a)	3,912	119,081
Pacific Sunwear of California, Inc. (a)	2,336	61,811
Party City Corp. (a)	552	9,445
PETCO Animal Supplies, Inc. (a)	1,834	38,936
PETsMART, Inc.	4,882	116,289
Pomeroy IT Solutions, Inc. (a)	627	5,047
Rent-A Center, Inc. (a)	2,610	51,026
Restoration Hardware, Inc. (a)	1,275	7,459
Ross Stores, Inc.	5,052	138,930
Select Comfort Corp. (a)	1,096	26,271
Sharper Image Corp. (a)	608	6,171
Shoe Carnival, Inc. (a)	605	12,409
Stage Stores, Inc.	1,174	35,114
Staples, Inc.	24,725	571,148
Stein Mart, Inc.	1,359	23,511
The Children’s Place Retail Stores, Inc. (a)	918	45,533
The Pantry, Inc. (a)	751	30,866
Tractor Supply Co. (a)	1,268	68,294
Trans World Entertainment Corp. (a)	1,445	9,436
Tweeter Home Entertainment Group, Inc. (a)	953	5,356
Urban Outfitters, Inc. (a)	5,548	171,211
Volcom, Inc.	730	24,798
West Marine, Inc. (a)	829	11,009
Wet Seal, Inc. Class A (a)	1,165	5,848
Wilsons Leather Experts, Inc. (a)	2,802	12,469
Zumiez, Inc.	400	15,828
		2,664,051
Textiles, Apparel & Luxury Goods – 0.3%
Charles & Colvard Ltd.	667	17,982
Cherokee, Inc.	583	20,143
Columbia Sportswear Co. (a)	1,249	58,054
Deckers Outdoor Corp. (a)	652	15,016
Fossil, Inc. (a)	2,593	51,704

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Textiles, Apparel & Luxury Goods – continued
Iconix Brand Group, Inc. (a)	2,108	$19,689
K-Swiss, Inc. Class A	810	25,296
Perry Ellis International, Inc. (a)	255	5,133
Quaker Fabric Corp. (a)	1,024	2,744
Steven Madden Ltd	480	13,070
Tandy Brands Accessories, Inc.	905	11,032
True Religion Apparel, Inc. (a)(d)	899	11,912
Under Armour, Inc. Class A	1,000	22,630
Velcro Industries NV	901	12,164
Wacoal Holdings Corp. sponsored ADR	94	6,329
Warnaco Group, Inc. (a)	1,529	37,568
Weyco Group, Inc.	606	11,702
		342,168

TOTAL CONSUMER DISCRETIONARY		16,138,416

CONSUMER STAPLES 1.7%
Beverages – 0.1%
Coca-Cola Bottling Co. Consolidated	234	10,764
Hansen Natural Corp. (a)	752	58,393
Kirin Brewery Co. Ltd. sponsored ADR	730	7,782
MGP Ingredients, Inc.	1,096	12,352
		89,291
Food & Staples Retailing – 1.2%
Allion Healthcare, Inc.	696	10,704
Arden Group, Inc. Class A	165	14,395
Casey’s General Stores, Inc.	1,703	39,203
Central European Distribution Corp. (a)	552	24,128
Costco Wholesale Corp.	16,156	807,477
Fresh Brands, Inc. (a)	466	2,838
Ingles Markets, Inc. Class A	1,128	18,996
Nash-Finch Co.	673	18,084
Pathmark Stores, Inc. (a)	1,698	18,270
Performance Food Group Co. (a)	1,946	55,266
Pricesmart, Inc. (a)	1,233	10,222
Spartan Stores, Inc. (a)	832	8,328
Topps Co., Inc.	1,768	14,038
United Natural Foods, Inc. (a)	1,348	37,852

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food & Staples Retailing – continued
Whole Foods Market, Inc.	2,245	$330,644
Wild Oats Markets, Inc. (a)(d)	1,044	12,612
		1,423,057
Food Products 0.3%
Alico, Inc.	403	18,461
Bridgford Foods Corp. (a)	433	3,040
Cal-Maine Foods, Inc.	840	5,258
Calavo Growers, Inc.	1,103	11,195
Cresud S.A.C.I.F.y A. sponsored ADR	503	5,332
Diamond Foods, Inc.	1,078	17,625
Farmer Brothers Co.	654	13,322
Gold Kist, Inc. Delaware (a)	1,844	29,356
Green Mountain Coffee Roasters, Inc. (a)	392	16,080
Hain Celestial Group, Inc. (a)	1,271	28,381
J&J Snack Foods Corp.	399	24,235
John B. Sanfilippo & Son, Inc. (a)	308	4,223
Lancaster Colony Corp.	1,046	40,794
Lance, Inc.	1,018	18,670
Peet’s Coffee & Tea, Inc. (a)	587	18,226
Premium Standard Farms, Inc.	1,112	18,515
Sanderson Farms, Inc.	668	23,794
SunOpta, Inc. (a)	1,281	6,897
		303,404
Household Products – 0.0%
Central Garden & Pet Co. Class A (a)	571	25,135
WD 40 Co.	667	18,322
		43,457
Personal Products 0.1%
Chattem, Inc. (a)	571	18,141
Elizabeth Arden, Inc. (a)	1,005	19,135
Inter Parfums, Inc.	544	9,009
Mannatech, Inc.	876	11,423
Nature’s Sunshine Products, Inc.	995	18,318
Parlux Fragrances, Inc. (a)	342	9,843
Reliv International, Inc.	923	9,027
USANA Health Sciences, Inc. (a)	727	28,702
		123,598

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Tobacco 0.0%
Star Scientific, Inc. (a)	3,889	$10,111

TOTAL CONSUMER STAPLES		1,992,918

ENERGY 1.1%
Energy Equipment & Services – 0.5%
Bronco Drilling Co., Inc.	600	14,700
Cal Dive International, Inc. (a)	1,236	89,746
Global Industries Ltd. (a)	3,747	44,402
Gulf Island Fabrication, Inc.	426	10,586
Gulfmark Offshore, Inc. (a)	656	21,897
Hercules Offshore, Inc. (a)	1,021	27,444
Hydril Co. (a)	678	43,460
Lufkin Industries, Inc.	526	23,539
Matrix Service Co. (a)	325	3,026
Patterson-UTI Energy, Inc.	5,975	186,659
Stolt Offshore SA sponsored ADR (a)	2,000	20,820
Superior Well Services, Inc.	693	14,595
Tesco Corp. (a)	1,199	22,172
Trico Marine Services, Inc. (a)	450	11,210
Union Drilling, Inc.	742	10,804
		545,060
Oil, Gas & Consumable Fuels – 0.6%
Alliance Resource Partners LP	430	17,114
APCO Argentina, Inc.	353	18,109
Atlas America, Inc. (a)	518	29,288
ATP Oil & Gas Corp. (a)	844	30,477
Brigham Exploration Co. (a)	2,496	30,551
Carrizo Oil & Gas, Inc. (a)	920	23,304
Clayton Williams Energy, Inc. (a)	543	20,672
Copano Energy LLC	474	17,770
Crosstex Energy LP	394	13,317
Crosstex Energy, Inc.	601	39,287
Dampskibsselskabet TORM AS sponsored ADR	205	9,477
Delta Petroleum Corp. (a)	1,660	26,726
Dorchester Minerals LP	602	15,917
Double Eagle Petroleum Co. (a)	564	11,015
Edge Petroleum Corp. (a)	838	20,497
Enterra Energy Trust (d)	669	13,535
FX Energy, Inc. (a)	1,820	20,857
GMX Resources, Inc. (a)	300	8,283

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Golar LNG Ltd. (Nasdaq) (a)	2,090	$24,704
Inergy LP	330	8,333
Ivanhoe Energy, Inc. (a)	5,764	8,648
James River Coal Co. (a)	623	26,228
Knightsbridge Tankers Ltd. (d)	576	16,600
Marine Petroleum Trust	475	14,393
NGAS Resources, Inc. (a)	717	8,088
Pacific Ethanol, Inc. (a)(d)	1,162	12,515
Parallel Petroleum Corp. (a)	1,715	28,143
Petrohawk Energy Corp. (a)	2,575	34,273
Petroleum Development Corp. (a)	469	15,829
Petroquest Energy, Inc. (a)	2,202	20,104
Resource America, Inc. Class A	592	9,910
StealthGas, Inc.	537	6,326
Syntroleum Corp. (a)	2,008	16,205
TC Pipelines LP	384	12,288
The Exploration Co. of Delaware, Inc. (a)	2,649	16,530
Top Tankers, Inc.	854	11,230
Toreador Resources Corp. (a)	505	11,509
Warren Resources, Inc.	1,356	21,276
		689,328

TOTAL ENERGY		1,234,388

FINANCIALS – 10.5%
Capital Markets 1.3%
American Capital Strategies Ltd.	3,647	139,899
Ameritrade Holding Corp. (a)	13,523	315,897
Calamos Asset Management, Inc. Class A	606	16,423
Capital Southwest Corp.	141	13,072
GFI Group, Inc.	900	40,086
Harris & Harris Group, Inc. (a)	1,045	13,909
Investors Financial Services Corp.	2,224	83,956
KHD Humboldt Wedag International Ltd. (a)	487	10,358
Knight Capital Group, Inc. Class A (a)	3,926	39,731
MarketAxess Holdings, Inc.	650	7,937
Northern Trust Corp.	7,130	375,680
optionsXpress Holdings, Inc.	1,978	48,481
Sanders Morris Harris Group, Inc.	903	15,414
SEI Investments Co.	3,312	135,295

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Capital Markets continued
T. Rowe Price Group, Inc.	4,318	$310,680
TradeStation Group, Inc. (a)	1,353	16,114
		1,582,932
Commercial Banks – 5.5%
1st Source Corp.	501	12,660
ABC Bancorp	981	19,738
Alabama National Bancorp, Delaware	566	37,526
Alliance Financial Corp.	376	11,682
Amcore Financial, Inc.	797	24,922
Amegy Bancorp, Inc.	2,146	51,246
American National Bankshares, Inc.	549	12,369
American River Bankshares	564	13,141
AmericanWest Bancorp (a)	569	13,115
Ames National Corp.	710	19,695
Arrow Financial Corp.	779	21,929
Associated Banc-Corp.	4,557	149,378
Banc Corp. (a)	804	9,503
BancFirst Corp.	180	14,348
BancTrust Financial Group, Inc.	492	9,929
Bank of Granite Corp.	778	14,938
Bank of the Ozarks, Inc.	708	26,267
BankFinancial Corp.	1,166	17,152
Banner Corp.	553	17,442
BNC Bancorp	432	8,063
BOK Financial Corp.	2,278	108,364
Boston Private Financial Holdings, Inc.	1,032	31,992
Capital Bank Corp.	729	11,008
Capital City Bank Group, Inc.	607	23,345
Capital Corp. of the West	124	4,285
Cardinal Financial Corp.	1,972	21,593
Cascade Bancorp	616	14,501
Cascade Financial Corp.	809	14,837
Cathay General Bancorp	1,812	68,856
Cavalry Bancorp, Inc.	710	17,345
Centennial Bank Holdings, Inc., Delaware (a)	2,000	24,800
Center Bancorp, Inc.	551	5,995
Center Financial Corp., California	493	12,374
Central Coast Bancorp (a)	966	23,783
Century Bancorp, Inc. Class A (non-vtg.)	318	9,540
Chemical Financial Corp.	1,087	35,132

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Citizens & Northern Corp.	294	$8,217
Citizens Banking Corp., Michigan	1,589	47,019
City Holding Co.	446	16,270
CNB Financial Corp., Pennsylvania	587	8,664
CoBiz, Inc.	1,170	22,253
Colony Bankcorp, Inc.	217	5,555
Columbia Bancorp	413	17,020
Columbia Bancorp, Oregon	234	5,097
Columbia Banking Systems, Inc.	724	20,887
Commerce Bancshares, Inc.	2,095	108,416
Community Banks, Inc.	867	25,438
Community Trust Bancorp, Inc.	474	15,595
Compass Bancshares, Inc.	3,934	190,642
CVB Financial Corp.	2,045	41,186
East West Bancorp, Inc.	1,796	67,961
Eastern Virgina Bankshares, Inc.	469	9,859
Enterprise Financial Services Corp.	431	9,745
Exchange National Bancshares, Inc.	288	8,533
Farmers Capital Bank Corp.	357	11,549
Fidelity Southern Corp.	1,009	17,718
Fifth Third Bancorp	18,485	744,391
Financial Institutions, Inc.	425	8,581
First Bancorp, North Carolina	705	15,531
First Charter Corp.	839	21,009
First Citizen Bancshares, Inc.	306	57,366
First Citizens Banc Corp.	384	7,895
First Community Bancorp, California	408	21,118
First Community Bancshares, Inc.	357	11,024
First Financial Bancorp, Ohio	1,319	25,391
First Financial Bankshares, Inc.	325	12,087
First Financial Corp., Indiana	404	11,062
First Indiana Corp.	192	6,710
First M&F Corp.	156	5,343
First Merchants Corp.	459	11,874
First Midwest Bancorp, Inc., Delaware	1,519	56,856
First Oak Brook Bancshares, Inc.	529	14,632
First of Long Island Corp.	286	12,870
First Regional Bancorp (a)	261	18,573
First South Bancorp, Inc., Virginia	528	20,064
First State Bancorp.	930	23,008
First United Corp.	493	9,923

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Firstbank Corp., Michigan	444	$10,678
FirstMerit Corp.	2,562	68,303
Flag Financial Corp.	932	15,005
FNB Corp., North Carolina	602	10,914
FNB Corp., Virginia	559	17,245
FNB Financial Services Corp.	746	11,742
Foothill Independent Bancorp	797	19,096
Frontier Financial Corp., Washington	944	30,567
Fulton Financial Corp.	4,967	86,326
GB&T Bancshares, Inc.	498	11,210
German American Bancorp	686	9,254
Glacier Bancorp, Inc.	1,058	34,829
Gold Banc Corp., Inc.	957	17,322
Great Southern Bancorp, Inc.	418	12,711
Greater Bay Bancorp	1,571	41,851
Greater Community Bancorp	792	11,682
Grupo Financiero Galicia SA sponsored ADR (a)	1,235	9,065
Hancock Holding Co.	1,143	43,983
Hanmi Financial Corp.	1,740	32,416
Harleysville National Corp., Pennsylvania	1,005	21,226
Heartland Financial USA, Inc.	717	14,655
Heritage Commerce Corp.	429	9,421
Huntington Bancshares, Inc.	7,175	171,913
IBERIABANK Corp.	300	16,473
Independent Bank Corp., Massachusetts	515	15,053
Independent Bank Corp., Michigan	286	8,343
Integra Bank Corp.	485	10,403
Interchange Financial Services Corp.	693	12,467
International Bancshares Corp.	2,086	62,580
Investors Bancorp, Inc.	3,800	40,964
Lakeland Bancorp, Inc.	810	12,272
Lakeland Financial Corp.	382	16,598
LNB Bancorp, Inc. (d)	836	15,140
LSB Bancshares, Inc.	666	11,888
Macatawa Bank Corp.	387	14,760
Main Street Banks, Inc.	668	18,550
MainSource Financial Group, Inc.	643	11,632
MB Financial, Inc.	851	31,964
MBT Financial Corp.	578	10,346
Mercantile Bank Corp.	433	17,320
Mercantile Bankshares Corp.	2,490	147,931

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Merchants Bancshares, Inc.	610	$15,860
Mid-State Bancshares	709	19,788
Midwest Banc Holdings, Inc.	779	17,598
Nara Bancorp, Inc.	877	16,417
National Penn Bancshares, Inc.	1,556	32,038
NBT Bancorp, Inc.	1,162	26,575
Northern Empire Bancshares	751	20,164
Northern States Financial Corp.	462	8,709
Oak Hill Financial, Inc.	544	17,952
Old Second Bancorp, Inc.	432	14,338
Omega Financial Corp.	625	18,331
Pacific Capital Bancorp	1,566	58,443
Penns Woods Bancorp, Inc.	361	13,834
Peoples Bancorp, Inc.	541	15,700
Pinnacle Financial Partners, Inc. (a)	510	12,699
Placer Sierra Bancshares	580	16,530
Popular, Inc.	9,086	201,527
Preferred Bank, Los Angeles California	476	20,873
PremierWest Bancorp	712	9,932
PrivateBancorp, Inc.	782	28,848
Prosperity Bancshares, Inc.	947	28,978
Provident Bankshares Corp.	1,078	38,420
Renasant Corp.	408	12,958
Republic Bancorp, Inc.	3,016	37,459
Republic Bancorp, Inc., Kentucky Class A	621	12,755
Republic First Bancorp, Inc.	1,089	13,231
Royal Bancshares of Pennsylvania, Inc. Class A	471	11,262
Rurban Financial Corp.	723	8,940
S&T Bancorp, Inc.	901	34,634
S.Y. Bancorp, Inc.	925	22,080
Sandy Spring Bancorp, Inc.	502	18,594
SCBT Financial Corp.	453	15,098
Seacoast Banking Corp., Florida	720	17,482
Security Bank Corp., Georgia	740	18,456
Shore Bancshares, Inc.	507	16,772
Sierra Bancorp	727	16,757
Signature Bank, New York (a)	906	26,084
Simmons First National Corp. Class A	562	15,747
Sky Financial Group, Inc.	3,681	109,252
Slade’s Ferry Bancorp	647	11,872
South Financial Group, Inc.	2,562	76,015

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Southern Community Financial Corp.	910	$8,554
Southside Bancshares, Inc.	76	1,521
Southwest Bancorp, Inc., Oklahoma	811	18,304
State National Bancshares, Inc.	431	11,508
Sterling Bancshares, Inc.	1,496	23,323
Sterling Financial Corp., Pennsylvania	1,116	23,648
Sterling Financial Corp., Washington	871	22,733
Suffolk Bancorp	342	11,382
Summit Bancshares, Inc.	922	16,928
Sun Bancorp, Inc., New Jersey	544	10,788
Susquehanna Bancshares, Inc., Pennsylvania	1,486	36,437
SVB Financial Group (a)	1,187	57,083
Taylor Capital Group, Inc.	570	22,338
Texas Capital Bancshares, Inc. (a)	793	19,143
Texas Regional Bancshares, Inc. Class A	1,697	49,468
Trico Bancshares	1,018	24,106
Trustco Bank Corp., New York	3,050	39,589
Trustmark Corp.	1,762	50,393
UCBH Holdings, Inc.	3,285	57,947
UMB Financial Corp.	614	40,757
Umpqua Holdings Corp.	1,365	36,063
Union Bankshares Corp.	440	21,195
United Bankshares, Inc., West Virginia	1,513	57,176
United Community Banks, Inc., Georgia	1,186	33,860
United Financial Corp.	468	12,238
United Security Bancshares, Inc.	450	13,217
United Security Bancshares, California	454	14,133
Univest Corp. of Pennsylvania	562	14,421
Unizan Financial Corp.	626	16,483
Vail Banks, Inc.	945	13,192
Vineyard National Bancorp	343	10,005
Virginia Commerce Bancorp, Inc. (a)	921	27,059
Virginia Financial Group, Inc.	342	12,859
Washington Trust Bancorp, Inc.	617	17,295
WesBanco, Inc.	843	26,976
West Bancorp., Inc.	821	16,001
West Coast Bancorp, Oregon	748	19,710
Westamerica Bancorp.	1,131	61,798
Westbank Corp.	580	8,833
Western Sierra Bancorp (a)	411	14,393
Whitney Holding Corp.	2,282	66,863

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Wilshire Bancorp, Inc.	946	$16,091
Wintrust Financial Corp.	889	49,944
Yadkin Valley Bank & Trust Co.	667	9,183
Yardville National Bancorp	458	15,989
Zions Bancorp	2,817	213,050
		6,404,802
Consumer Finance – 0.3%
ACE Cash Express, Inc. (a)	435	10,366
Advanta Corp.:
Class A	426	13,048
Class B	718	23,249
Asta Funding, Inc.	686	16,999
Collegiate Funding Services, Inc. (a)	1,369	20,891
CompuCredit Corp. (a)	1,626	63,528
Dollar Financial Corp.	178	2,116
First Cash Financial Services, Inc. (a)	724	20,996
QC Holdings, Inc. (a)	1,007	12,003
United Panam Financial Corp. (a)	805	18,861
WFS Financial, Inc. (a)	1,400	108,668
World Acceptance Corp. (a)	583	16,056
		326,781
Diversified Financial Services – 0.2%
Asset Acceptance Capital Corp. (a)	1,529	31,207
California First National Bancorp	627	7,944
Elron Electronic Industries Ltd. (d)	1,005	10,854
Encore Capital Group, Inc. (a)	911	14,922
eSpeed, Inc. Class A (a)	879	7,533
EuroBancshares, Inc. (a)	1,284	16,230
First Albany Companies, Inc.	714	4,848
Instinet Group, Inc.	11,680	59,218
Marlin Business Services Corp. (a)	759	17,237
Medallion Financial Corp.	1,687	16,921
Newtek Business Services, Inc. (a)	1,293	2,030
The Nasdaq Stock Market, Inc. (a)	2,600	101,738
		290,682
Insurance – 1.5%
Affirmative Insurance Holdings, Inc.	317	4,280
Alfa Corp.	2,654	46,259
American National Insurance Co.	851	99,686
American Physicians Capital, Inc. (a)	423	19,225

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – continued
Arch Capital Group Ltd. (a)	1,149	$60,277
Argonaut Group, Inc. (a)	1,185	37,683
Baldwin & Lyons, Inc. Class B	518	12,986
Brooke Corp.	617	8,792
Ceres Group, Inc. (a)	1,684	8,420
Cincinnati Financial Corp.	5,594	249,101
Direct General Corp.	647	11,057
Donegal Group, Inc. Class A	836	20,256
EMC Insurance Group	582	11,384
Enstar Group, Inc. (a)	235	16,727
Erie Indemnity Co. Class A	2,174	115,222
FPIC Insurance Group, Inc. (a)	638	24,167
Harleysville Group, Inc.	768	20,974
Infinity Property & Casualty Corp.	709	26,198
IPC Holdings Ltd.	2,132	62,254
James River Group, Inc.	685	12,851
Kansas City Life Insurance Co.	380	19,182
Max Re Capital Ltd.	1,323	35,324
Millea Holdings, Inc. sponsored ADR	684	56,191
National Interstate Corp.	862	15,723
National Western Life Insurance Co. Class A	73	16,060
Navigators Group, Inc. (a)	419	16,932
Ohio Casualty Corp.	1,983	58,697
Philadelphia Consolidated Holdings Corp. (a)	810	78,497
PMA Capital Corp. Class A (a)	1,857	16,490
Presidential Life Corp.	1,433	27,643
Quanta Capital Holdings Ltd. (a)	2,049	8,585
SAFECO Corp.	4,107	231,019
Safety Insurance Group, Inc.	517	20,737
SeaBright Insurance Holdings, Inc.	784	10,537
Selective Insurance Group, Inc.	823	46,063
State Auto Financial Corp.	1,314	45,241
The Midland Co.	738	27,896
Tower Group, Inc.	937	18,927
United America Indemnity Ltd. Class A (a)	701	13,284
United Fire & Casualty Co.	664	30,345
Universal American Financial Corp. (a)	2,125	31,365
USI Holdings Corp. (a)	1,690	23,660
		1,716,197

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Real Estate 0.1%
Capital Automotive (REIT) (SBI)	1,431	$55,280
Elbit Medical Imaging Ltd.	1,441	22,336
Fieldstone Investment Corp.	1,600	17,920
Gladstone Commercial Corp.	882	14,739
Investors Real Estate Trust	1,872	17,616
Monmouth Real Estate Investment Corp. Class A	1,800	14,382
Origen Financial, Inc.	1,905	12,897
Tarragon Corp. (a)	882	17,525
ZipRealty, Inc.	624	5,341
		178,036
Thrifts & Mortgage Finance – 1.6%
Accredited Home Lenders Holding Co. (a)	644	27,898
Aether Holdings, Inc. (a)	2,467	8,585
Anchor BanCorp Wisconsin, Inc.	723	22,341
Bank Mutual Corp.	2,925	30,947
BankUnited Financial Corp. Class A	1,086	27,682
Beverly Hills Bancorp, Inc.	1,022	9,985
BFC Financial Corp. Class A (a)	1,047	5,936
Brookline Bancorp, Inc., Delaware	1,822	25,617
Camco Financial Corp.	727	10,287
Capital Crossing Bank (a)	282	9,247
Capitol Federal Financial	2,304	78,659
CFS Bancorp, Inc.	1,199	16,702
Charter Financial Corp., Georgia	864	30,292
Citizens First Bancorp, Inc., Delaware	720	16,279
Citizens South Banking Corp., Delaware	637	7,753
City Bank Lynnwood, Washington	482	16,605
Clifton Savings Bancorp, Inc.	1,352	13,912
Coastal Financial Corp.	1,294	17,378
Commercial Capital Bancorp, Inc.	1,875	31,275
Corus Bankshares, Inc.	942	55,371
Dime Community Bancshares, Inc.	1,218	18,039
ESB Financial Corp.	1,247	15,425
Fidelity Bankshares, Inc.	627	19,556
First Busey Corp.	1,177	24,741
First Defiance Financial Corp.	519	14,522
First Federal Bancshares of Arkansas, Inc.	569	14,225
First Financial Holdings, Inc.	388	11,850
First Financial Service Corp.	342	9,576
First Niagara Financial Group, Inc.	4,274	61,930

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
First PacTrust Bancorp, Inc.	595	$16,511
First Place Financial Corp.	477	11,381
Flushing Financial Corp.	759	12,751
FMS Financial Corp.	631	10,853
Franklin Bank Corp. (a)	718	13,283
Harbor Florida Bancshares, Inc.	583	21,956
Heritage Financial Corp., Washington	720	17,273
HMN Financial, Inc.	448	13,256
Horizon Financial Corp.	760	17,214
Hudson City Bancorp, Inc.	19,897	236,973
Independence Community Bank Corp.	2,880	114,163
ITLA Capital Corp. (a)	290	15,211
K-Fed Bancorp	734	8,969
Kearny Financial Corp.	2,400	30,360
KNBT Bancorp, Inc.	794	13,014
LSB Corp.	631	10,727
MAF Bancorp., Inc.	1,270	54,064
MASSBANK Corp.	367	11,928
MutualFirst Financial, Inc.	550	12,100
NASB Financial, Inc.	336	12,734
NetBank, Inc.	1,454	10,745
NewMil Bancorp, Inc.	413	12,555
Northwest Bancorp, Inc.	1,622	35,895
OceanFirst Financial Corp.	531	12,797
Pamrapo Bancorp, Inc.	666	14,153
Partners Trust Financial Group, Inc.	1,816	21,792
Pennfed Financial Services, Inc.	894	17,201
People’s Bank, Connecticut	4,728	147,135
Provident Financial Holdings, Inc.	315	8,659
Provident New York Bancorp	1,578	18,289
PVF Capital Corp.	500	5,400
Riverview Bancorp, Inc.	510	11,358
Rockville Financial, Inc. (a)	725	9,773
Severn Bancorp, Inc.	862	16,421
SI Financial Group, Inc.	1,167	13,666
Sound Federal Bancorp, Inc.	575	11,345
TierOne Corp.	485	14,535
Timberland Bancorp, Inc.	556	12,988
Triad Guaranty, Inc. (a)	519	22,504
United Community Financial Corp., Ohio	870	10,257
Washington Federal, Inc.	2,683	65,116

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Wauwatosa Holdings, Inc.	1,226	$14,271
Willow Grove Bancorp, Inc.	868	13,610
WSFS Financial Corp.	244	15,421
		1,843,222

TOTAL FINANCIALS		12,342,652

HEALTH CARE – 14.0%
Biotechnology – 7.9%
Aastrom Biosciences, Inc. (a)	3,712	8,055
Abgenix, Inc. (a)	2,859	39,197
Acacia Research Corp. – CombiMatrix (a)	1,427	2,426
Acadia Pharmaceuticals, Inc. (a)	1,282	11,243
Accentia Biopharmaceutical, Inc.	1,105	7,282
AEterna Zentaris, Inc. (sub. vtg.) (a)	1,592	7,070
Affymetrix, Inc. (a)	2,111	103,946
Albany Molecular Research, Inc. (a)	747	9,143
Alexion Pharmaceuticals, Inc. (a)	1,001	19,530
Alkermes, Inc. (a)	3,610	65,630
Alnylam Pharmaceuticals, Inc. (a)	1,040	13,062
Amgen, Inc. (a)	41,578	3,364,908
Amylin Pharmaceuticals, Inc. (a)	3,567	133,441
Anadys Pharmaceuticals, Inc. (a)	1,141	10,851
Angiotech Pharmaceuticals, Inc. (a)	2,712	39,781
Antigenics, Inc. (a)(d)	2,149	11,755
Aphton Corp. (a)	1,970	768
Arena Pharmaceuticals, Inc. (a)	802	8,646
ARIAD Pharmaceuticals, Inc. (a)	1,982	12,229
ArQule, Inc. (a)	2,255	15,627
Array Biopharma, Inc. (a)	1,496	10,053
Avant Immunotherapeutics, Inc. (a)	3,213	5,751
Axonyx, Inc. (a)	2,219	1,997
BioCryst Pharmaceuticals, Inc. (a)	1,263	20,511
Bioenvision, Inc. (a)	1,026	5,622
Biogen Idec, Inc. (a)	11,513	492,872
BioMarin Pharmaceutical, Inc. (a)	3,206	31,226
Biopure Corp. Class A (a)	82	82
Caliper Life Sciences, Inc. (a)	1,195	8,628
CancerVax Corp. (a)	1,246	1,732
Celgene Corp. (a)	5,698	347,122
Cell Genesys, Inc. (a)	1,539	8,957

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
Cell Therapeutics, Inc. (a)(d)	2,256	$4,738
Cephalon, Inc. (a)	1,836	93,361
Cepheid, Inc. (a)	1,455	15,990
Chiron Corp. (a)	6,385	282,856
Ciphergen Biosystems, Inc. (a)	1,078	1,380
Coley Pharmaceutical Group, Inc.	925	14,763
Compugen Ltd. (a)	1,757	4,867
Corgentech, Inc. (a)	1,296	2,955
Cotherix, Inc. (a)	1,041	12,919
Critical Therapeutics, Inc. (a)(d)	1,487	9,621
Crucell NV sponsored ADR (a)	512	13,486
Cubist Pharmaceuticals, Inc. (a)	1,710	38,663
CuraGen Corp. (a)	1,634	6,732
Curis, Inc. (a)	1,951	7,628
CV Therapeutics, Inc. (a)	1,590	39,321
Cytokinetics, Inc. (a)	1,078	9,271
deCODE genetics, Inc. (a)	1,985	16,476
Dendreon Corp. (a)	1,793	10,597
Digene Corp. (a)	715	19,605
Discovery Partners International, Inc. (a)	3,051	7,170
Diversa Corp. (a)	1,093	5,596
DOV Pharmaceutical, Inc. (a)	1,030	14,873
DUSA Pharmaceuticals, Inc. (a)	923	9,212
Dyax Corp. (a)	782	3,433
Dynavax Technologies Corp. (a)	1,807	8,095
Encysive Pharmaceuticals, Inc. (a)	2,504	28,470
Enzon Pharmaceuticals, Inc. (a)	1,396	9,479
Exact Sciences Corp. (a)	1,230	1,796
Exelixis, Inc. (a)	2,435	19,675
Favrille, Inc.	178	614
Forbes Medi-Tech, Inc. (a)	1,040	1,792
Genaera Corp. (a)	2,470	3,532
Gene Logic, Inc. (a)	1,810	6,516
Genelabs Technologies, Inc. (a)	3,567	1,605
Genitope Corp. (a)	1,205	9,568
Genomic Health, Inc.	900	8,298
Genta, Inc. (a)	2,036	2,484
GenVec, Inc. (a)	3,656	6,032
Genzyme Corp. (a)	8,645	642,669
Geron Corp. (a)	1,706	15,320
Gilead Sciences, Inc. (a)	15,381	779,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
GTx, Inc. (a)	830	$6,499
Harvard Bioscience, Inc. (a)	973	3,746
Human Genome Sciences, Inc. (a)	4,334	40,090
Icagen, Inc.	222	1,399
ICOS Corp. (a)	2,182	62,165
ID Biomedical Corp. (a)	1,335	39,497
Idenix Pharmaceuticals, Inc. (a)	1,720	35,707
Illumina, Inc. (a)	1,642	25,862
ImClone Systems, Inc. (a)	2,849	92,336
ImmunoGen, Inc. (a)	2,035	11,254
Immunomedics, Inc. (a)	1,704	3,459
Incyte Corp. (a)	2,540	14,122
Indevus Pharmaceuticals, Inc. (a)	1,656	6,641
Inhibitex, Inc. (a)	1,533	14,042
InterMune, Inc. (a)	1,181	17,065
Introgen Therapeutics, Inc. (a)(d)	1,380	8,528
Invitrogen Corp. (a)	1,844	122,903
Isis Pharmaceuticals, Inc. (a)	1,608	8,153
Kendle International, Inc. (a)	394	9,417
Keryx Biopharmaceuticals, Inc. (a)	1,032	14,334
Kosan Biosciences, Inc. (a)	755	5,466
La Jolla Pharmaceutical Co. (a)	1,785	1,214
Lexicon Genetics, Inc. (a)	2,296	8,679
Luminex Corp. (a)	900	9,432
MannKind Corp. (a)	1,922	24,928
Marshall Edwards, Inc. (a)(d)	1,945	14,899
Martek Biosciences (a)	979	25,660
Maxim Pharmaceuticals, Inc. (a)	725	892
Maxygen, Inc. (a)	2,330	17,195
Medarex, Inc. (a)	4,502	47,091
MedImmune, Inc. (a)	8,138	292,236
Metabasis Therapeutics, Inc. (a)	1,518	8,804
Millennium Pharmaceuticals, Inc. (a)	9,972	104,806
Momenta Pharmaceuticals, Inc. (a)	985	21,769
Monogram Biosciences, Inc. (a)	6,461	11,565
Myogen, Inc. (a)	1,135	24,675
Myriad Genetics, Inc. (a)	1,095	21,035
Nabi Biopharmaceuticals (a)	2,212	7,101
Nanogen, Inc. (a)	940	2,651
Nektar Therapeutics (a)	2,819	47,416
Neopharm, Inc. (a)	731	6,901

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
NeoRX Corp. (a)	507	$512
Neose Technologies, Inc. (a)	1,126	1,971
Neurochem, Inc. (a)(d)	1,043	14,450
Neurocrine Biosciences, Inc. (a)	1,170	69,638
Neurogen Corp. (a)	1,639	12,194
Northfield Laboratories, Inc. (a)	914	11,717
Novavax, Inc. (a)(d)	2,057	7,138
NPS Pharmaceuticals, Inc. (a)	1,233	14,290
Nuvelo, Inc. (a)	1,327	11,558
ONYX Pharmaceuticals, Inc. (a)	1,093	27,576
Orchid Cellmark, Inc. (a)	1,015	6,821
Orthologic Corp. (a)	1,251	5,192
Oscient Pharmaceuticals Corp. (a)	6,157	12,006
OSI Pharmaceuticals, Inc. (a)	2,008	48,694
Panacos Pharmaceuticals, Inc. (a)	1,499	11,857
Peregrine Pharmaceuticals, Inc. (a)	4,452	4,274
Pharmacopeia Drug Discovery, Inc. (a)	368	1,163
Pharmacyclics, Inc. (a)	1,146	8,515
Pharmion Corp. (a)	1,001	17,387
PRAECIS Pharmaceuticals, Inc. (a)	354	1,391
Progenics Pharmaceuticals, Inc. (a)	1,003	26,549
Protein Design Labs, Inc. (a)	3,852	107,278
QIAGEN NV (a)	4,566	51,276
QLT, Inc. (a)	2,958	19,146
Regeneron Pharmaceuticals, Inc. (a)	1,881	21,011
Renovis, Inc. (a)	1,133	17,969
Rigel Pharmaceuticals, Inc. (a)	589	12,911
Savient Pharmaceuticals, Inc. (a)	2,981	11,149
SciClone Pharmaceuticals, Inc. (a)	1,927	7,554
Seattle Genetics, Inc. (a)	1,337	6,645
Senomyx, Inc. (a)	987	12,574
Sequenom, Inc. (a)	1,742	1,550
Seracare Life Sciences, Inc. (a)	608	13,333
Serologicals Corp. (a)	1,082	21,727
Sirna Therapeutics, Inc. (a)(d)	2,265	8,041
Solexa, Inc. (a)(d)	1,429	12,561
StemCells, Inc. (a)	2,240	9,408
Stratagene Corp.	589	6,067
Tanox, Inc. (a)	1,465	24,334
Targeted Genetics Corp. (a)	5,047	3,028
Techne Corp. (a)	1,361	75,209

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
Telik, Inc. (a)	1,419	$23,811
Third Wave Technologies, Inc. (a)	1,721	4,716
Threshold Pharmaceuticals, Inc.	1,985	26,619
Trimeris, Inc. (a)	537	5,875
United Therapeutics Corp. (a)	769	54,930
Vasogen, Inc. (a)(d)	1,722	3,809
Vertex Pharmaceuticals, Inc. (a)	3,242	82,671
ViaCell, Inc.	1,828	11,078
Vical, Inc. (a)	1,765	9,090
Vion Pharmaceuticals, Inc. (a)	2,003	3,706
ViroPharma, Inc. (a)	2,193	38,312
XOMA Ltd. (a)	1,917	3,278
Zymogenetics, Inc. (a)	2,659	42,677
		9,320,134
Health Care Equipment & Supplies – 2.4%
Abaxis, Inc. (a)	680	11,281
Abiomed, Inc. (a)	907	7,927
Aksys Ltd. (a)(d)	1,303	1,212
Align Technology, Inc. (a)	2,037	14,096
American Medical Systems Holdings, Inc. (a)	2,199	40,462
Analogic Corp.	575	27,577
Angiodynamics, Inc. (a)	529	10,903
Animas Corp. (a)	862	14,680
Arrow International, Inc.	1,591	47,460
ArthroCare Corp. (a)	888	33,966
Aspect Medical Systems, Inc. (a)	1,014	38,197
Atricure, Inc.	695	8,820
BioLase Technology, Inc. (a)(d)	592	3,801
Biomet, Inc.	8,290	295,290
Biosite, Inc. (a)	581	34,267
BioVeris Corp. (a)	1,519	7,230
Bruker BioSciences Corp. (a)	3,748	18,628
Candela Corp. (a)	1,339	19,282
Cardiac Science Corp. (a)	240	2,251
Cardiodynamics International Corp. (a)	1,574	1,637
China Medical Technologies, Inc. sponsored ADR	337	10,525
Conceptus, Inc. (a)	789	12,206
CONMED Corp. (a)	1,180	26,656
Conor Medsystems, Inc.	1,000	19,770
Cutera, Inc. (a)	521	20,621

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
Cyberonics, Inc. (a)	756	$21,327
Cytyc Corp. (a)	3,882	106,794
Dade Behring Holdings, Inc.	2,738	111,957
Datascope Corp.	390	13,689
DENTSPLY International, Inc.	2,606	144,972
DexCom, Inc.	1,171	16,417
Dionex Corp. (a)	685	32,353
Encore Medical Corp. (a)	1,355	7,154
Endologix, Inc. (a)	1,944	11,936
Epix Pharmaceuticals, Inc. (a)	576	2,840
ev3, Inc.	1,484	19,663
Exactech, Inc. (a)	534	6,878
Foxhollow Technologies, Inc. (a)	837	36,443
Gen-Probe, Inc. (a)	1,632	75,349
Given Imaging Ltd. (a)	952	22,800
Hologic, Inc. (a)	735	52,236
I-Flow Corp. (a)	657	8,613
ICU Medical, Inc. (a)	375	13,493
IDEXX Laboratories, Inc. (a)	1,109	79,349
Immucor, Inc. (a)	1,832	45,379
INAMED Corp. (a)	1,167	97,841
Integra LifeSciences Holdings Corp. (a)	979	35,773
Intermagnetics General Corp. (a)	1,300	43,472
IntraLase Corp. (a)	1,053	18,227
Intuitive Surgical, Inc. (a)	1,183	132,165
IRIS International, Inc. (a)	690	17,022
Kensey Nash Corp. (a)	550	12,590
Kyphon, Inc. (a)	1,600	67,984
Laserscope, Inc. (a)	710	15,279
LifeCell Corp. (a)	1,282	23,563
Lifecore Biomedical, Inc. (a)	614	9,198
Medical Action Industries, Inc. (a)	947	17,870
Meridian Bioscience, Inc.	1,446	26,997
Merit Medical Systems, Inc. (a)	1,302	16,666
Micro Therapeutics, Inc. (a)	2,479	15,419
Microtek Medical Holdings, Inc. (a)	1,585	5,880
Molecular Devices Corp. (a)	603	16,191
Natus Medical, Inc. (a)	695	11,495
Neogen Corp. (a)	709	14,242
NeuroMetrix, Inc. (a)	497	15,452
Nutraceutical International Corp. (a)	719	9,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
NuVasive, Inc. (a)	1,290	$22,188
NxStage Medical, Inc.	753	10,053
OccuLogix, Inc. (d)	1,709	13,108
OraSure Technologies, Inc. (a)	1,286	17,438
Orthofix International NV (a)	477	17,453
Orthovita, Inc. (a)	3,496	12,131
Palomar Medical Technologies, Inc. (a)	808	27,496
PolyMedica Corp.	1,048	39,782
Possis Medical, Inc. (a)	574	5,740
Quidel Corp. (a)	1,189	16,598
Regeneration Technologies, Inc. (a)	856	7,028
Respironics, Inc. (a)	2,378	91,981
Shamir Optical Industry Ltd.	707	6,787
Somanetics Corp. (a)	471	14,559
Sonic Innovations, Inc. (a)	1,373	5,011
SonoSite, Inc. (a)	529	19,869
Staar Surgical Co. (a)	832	4,742
Stereotaxis, Inc. (a)	1,010	7,131
SurModics, Inc. (a)	704	27,604
Syneron Medical Ltd. (a)	692	27,542
Synovis Life Technologies, Inc. (a)	230	1,872
The Spectranetics Corp. (a)	1,041	11,451
Thermogenesis Corp. (a)	1,689	7,212
Thoratec Corp. (a)	1,495	30,573
Trinity Biotech PLC sponsored ADR (a)	151	1,253
TriPath Imaging, Inc. (a)	1,154	7,109
Utah Medical Products, Inc.	500	14,490
Varian, Inc. (a)	1,095	45,946
Ventana Medical Systems, Inc. (a)	1,342	51,680
Vital Signs, Inc.	457	21,813
Vnus Medical Technologies, Inc. (a)	439	3,617
Wright Medical Group, Inc. (a)	1,176	22,803
Young Innovations, Inc.	390	14,212
Zoll Medical Corp. (a)	338	8,791
		2,818,022
Health Care Providers & Services – 2.1%
Accelrys, Inc. (a)	737	5,970
Allied Healthcare International, Inc. (a)	1,897	11,382
Allscripts Healthcare Solutions, Inc. (a)	1,788	23,959
Amedisys, Inc. (a)	479	21,258

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
America Service Group, Inc. (a)	530	$9,143
American Dental Partners, Inc. (a)	487	9,092
American Healthways, Inc. (a)	1,164	51,693
AMICAS, Inc. (a)	2,483	11,794
AmSurg Corp. (a)	897	21,627
Andrx Corp. (a)	2,280	40,561
Bio-Reference Laboratories, Inc. (a)	768	13,932
BioScrip, Inc. (a)	895	7,983
Cerner Corp. (a)	1,186	114,330
Computer Programs & Systems, Inc.	414	16,668
Corvel Corp. (a)	349	5,654
Cross Country Healthcare, Inc. (a)	928	17,149
Curative Health Services, Inc. (a)	666	433
Dendrite International, Inc. (a)	1,280	24,115
Dialysis Corp. of America (a)	301	3,462
Eclipsys Corp. (a)	1,688	30,266
Emageon, Inc.	600	7,728
Emdeon Corp. (a)	11,826	90,469
eResearchTechnology, Inc. (a)	1,605	20,769
Express Scripts, Inc. (a)	4,963	419,175
Genesis HealthCare Corp. (a)	620	26,071
Gentiva Health Services, Inc. (a)	964	15,819
HealthExtras, Inc. (a)	1,092	24,701
HealthTronics, Inc. (a)	1,523	11,179
Henry Schein, Inc. (a)	2,709	115,539
Horizon Health Corp. (a)	524	12,167
Hythiam, Inc. (a)	1,433	7,366
ICON PLC sponsored ADR (a)	371	15,371
IDX Systems Corp. (a)	986	43,059
LCA Vision, Inc.	840	40,093
LHC Group, Inc.	200	3,282
Lifeline Systems, Inc. (a)	712	25,297
LifePoint Hospitals, Inc. (a)	1,857	70,659
Lincare Holdings, Inc. (a)	3,302	141,755
Magellan Health Services, Inc. (a)	1,405	41,054
Matria Healthcare, Inc. (a)	570	19,340
Medcath Corp. (a)	731	14,211
Merge Technologies, Inc. (a)	574	16,382
MWI Veterinary Supply, Inc.	434	10,125
National Medical Health Card Systems, Inc. (a)	330	9,128
NationsHealth, Inc. (a)	1,400	10,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Odyssey Healthcare, Inc. (a)	928	$17,187
Omnicell, Inc. (a)	664	6,627
Option Care, Inc.	1,195	14,973
PAREXEL International Corp. (a)	1,314	27,029
Patterson Companies, Inc. (a)	4,542	158,697
PDI, Inc. (a)	594	7,437
Per-Se Technologies, Inc. (a)	866	19,814
Pharmaceutical Product Development, Inc.	1,931	112,558
Phase Forward, Inc. (a)	975	10,462
PRA International	691	19,168
PSS World Medical, Inc. (a)	2,922	48,125
Psychiatric Solutions, Inc. (a)	882	49,762
QMed, Inc. (a)	603	5,566
Radiation Therapy Services, Inc. (a)	602	22,840
ResCare, Inc. (a)	930	16,098
Rotech Healthcare, Inc. (a)	695	11,051
SFBC International, Inc. (a)	543	11,452
Sun Healthcare Group, Inc. (a)	1,059	7,752
Symbion, Inc. (a)	887	23,763
TLC Vision Corp. (a)	2,012	12,902
TriZetto Group, Inc. (a)	1,531	24,879
U.S. Physical Therapy, Inc. (a)	574	11,359
United Surgical Partners International, Inc. (a)	1,345	46,685
VCA Antech, Inc. (a)	2,704	75,604
Ventiv Health, Inc. (a)	884	21,799
VistaCare, Inc. Class A (a)	323	4,457
Vital Images, Inc. (a)	671	17,875
WebMD Health Corp. Class A	272	7,205
		2,465,144
Pharmaceuticals – 1.6%
Acusphere, Inc. (a)	1,243	6,091
Adams Respiratory Therapeutics, Inc.	1,000	44,290
Adolor Corp. (a)	1,332	19,407
Advancis Pharmaceutical Corp. (a)	1,591	2,084
American Pharmaceutical Partners, Inc. (a)	2,351	89,385
Aspreva Pharmaceuticals Corp.	1,130	14,306
Atherogenics, Inc. (a)	1,239	18,573
Auxilium Pharmaceuticals, Inc. (a)	1,496	7,989
Axcan Pharma, Inc. (a)	1,329	19,597
Barrier Therapeutics, Inc. (a)	1,043	7,510

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – continued
Cardiome Pharma Corp. (a)	1,301	$11,176
CNS., Inc.	475	10,925
Columbia Laboratories, Inc. (a)	1,899	7,140
Connetics Corp. (a)	1,261	16,721
Cypress Bioscience, Inc. (a)	1,387	7,837
DepoMed, Inc. (a)	1,263	7,591
Discovery Laboratories, Inc. (a)	1,297	8,716
Draxis Health, Inc. (a)	1,236	5,033
Durect Corp. (a)(d)	2,421	12,686
Endo Pharmaceuticals Holdings, Inc. (a)	4,383	131,139
First Horizon Pharmaceutical Corp. (a)	1,418	24,985
Flamel Technologies SA sponsored ADR (a)	803	15,281
Hi-Tech Pharmacal Co., Inc. (a)	308	11,769
Hollis Eden Pharmaceuticals, Inc. (a)(d)	580	3,109
Inspire Pharmaceuticals, Inc. (a)	1,281	9,274
Ista Pharmaceuticals, Inc. (a)	753	5,203
Kos Pharmaceuticals, Inc. (a)	1,546	102,933
Matrixx Initiatives, Inc. (a)	372	8,095
Medicines Co. (a)	1,592	29,086
MGI Pharma, Inc. (a)	2,485	49,054
Nastech Pharmaceutical Co., Inc. (a)	1,139	16,288
New River Pharmaceuticals, Inc. (a)	664	31,374
Nexmed, Inc. (a)	672	739
NitroMed, Inc. (a)(d)	982	15,948
Noven Pharmaceuticals, Inc. (a)	899	12,145
Novogen Ltd. sponsored ADR (a)	97	1,966
Pain Therapeutics, Inc. (a)	1,553	11,228
Penwest Pharmaceuticals Co. (a)	793	13,441
Perrigo Co.	3,452	50,054
Pharmos Corp. (a)	462	924
Pozen, Inc. (a)	826	8,400
Salix Pharmaceuticals Ltd. (a)	1,308	25,336
Santarus, Inc. (a)	1,330	7,980
Sepracor, Inc. (a)	3,600	197,928
Shire PLC sponsored ADR	1,449	52,946
SuperGen, Inc. (a)	1,151	6,446
Taro Pharmaceutical Industries Ltd. (a)	783	10,406
Teva Pharmaceutical Industries Ltd. sponsored ADR	15,844	647,703
Vivus, Inc. (a)	2,040	6,691

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – continued
Xenoport, Inc.	733	$9,302
Zila, Inc. (a)	3,259	10,918
		1,845,148

TOTAL HEALTH CARE		16,448,448

INDUSTRIALS – 5.3%
Aerospace & Defense – 0.3%
Applied Signal Technology, Inc.	561	10,081
Argon ST, Inc. (a)	860	24,811
BE Aerospace, Inc. (a)	1,865	32,675
Ceradyne, Inc. (a)	865	40,733
Elbit Systems Ltd.	1,390	31,650
Engineered Support Systems, Inc.	1,473	59,524
Essex Corp. (a)	486	9,258
Herley Industries, Inc. (a)	746	12,287
Innovative Solutions & Support, Inc. (a)	567	8,363
Ionatron, Inc. (a)(d)	2,941	30,881
Kaman Corp. Class A	987	18,960
KVH Industries, Inc. (a)	419	4,006
Ladish Co., Inc. (a)	1,065	21,833
MTC Technologies, Inc. (a)	622	20,383
Sypris Solutions, Inc.	676	7,470
		332,915
Air Freight & Logistics – 0.7%
ABX Air, Inc. (a)	1,800	13,500
C.H. Robinson Worldwide, Inc.	5,710	230,970
Dynamex, Inc. (a)	596	11,032
EGL, Inc. (a)	1,569	58,273
Expeditors International of Washington, Inc.	3,571	253,577
Forward Air Corp.	1,261	48,485
Hub Group, Inc. Class A (a)	852	34,549
Pacer International, Inc.	1,088	28,756
Park Ohio Holdings Corp. (a)	439	6,914
UTI Worldwide, Inc.	1,035	100,695
		786,751
Airlines – 0.2%
Frontier Airlines, Inc. (a)	1,453	11,856
JetBlue Airways Corp. (a)	3,770	69,519
MAIR Holdings, Inc. (a)	1,544	7,319

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Airlines – continued
Mesa Air Group, Inc. (a)	1,187	$12,202
Pinnacle Airlines Corp. (a)	841	5,845
Republic Airways Holdings, Inc. (a)	1,345	19,543
Ryanair Holdings PLC sponsored ADR (a)	2,033	101,284
SkyWest, Inc.	1,780	52,866
World Air Holdings, Inc. (a)	928	9,763
		290,197
Building Products 0.1%
Aaon, Inc. (a)	568	9,667
American Woodmark Corp.	498	12,759
Apogee Enterprises, Inc.	1,220	18,873
Builders FirstSource, Inc.	900	17,910
Quixote Corp.	489	10,391
Universal Forest Products, Inc.	656	37,694
		107,294
Commercial Services & Supplies – 1.5%
51job, Inc. sponsored ADR (a)	198	2,624
Advisory Board Co. (a)	571	27,591
American Ecology Corp. (a)	1,049	17,067
Barrett Business Services, Inc. (a)	449	11,315
BB Holdings Ltd. (non-vtg.)	1,707	11,864
Casella Waste Systems, Inc. Class A (a)	817	10,000
CBIZ, Inc. (a)	2,443	15,293
Cintas Corp.	5,544	247,928
Clean Harbors, Inc. (a)	576	16,623
Coinstar, Inc. (a)	747	18,152
Comsys IT Partners, Inc. (a)	927	11,588
Copart, Inc. (a)	3,367	84,781
Corporate Executive Board Co.	1,395	120,681
CoStar Group, Inc. (a)	745	34,970
CRA International, Inc. (a)	352	15,671
Danka Business Systems PLC sponsored ADR (a)	836	1,246
DiamondCluster International, Inc. (a)	1,123	7,120
Duratek, Inc. (a)	611	10,027
Exponent, Inc. (a)	442	12,089
First Advantage Corp. Class A (a)	418	11,391
First Consulting Group, Inc. (a)	1,495	8,746
FirstService Corp. (sub. vtg.) (a)	1,234	29,643
G&K Services, Inc. Class A	624	23,924
Healthcare Services Group, Inc.	1,382	29,368

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Heidrick & Struggles International, Inc. (a)	758	$25,052
Herman Miller, Inc.	2,268	69,378
Hudson Highland Group, Inc. (a)	700	17,675
Huron Consulting Group, Inc. (a)	752	17,943
ICT Group, Inc. (a)	571	9,147
Integrated Alarm Services Group, Inc. (a)(d)	634	1,997
Intersections, Inc. (a)	441	3,987
Kelly Services, Inc. Class A (non-vtg.)	1,175	32,665
Kenexa Corp.	1,245	21,053
Kforce, Inc. (a)	1,302	16,158
Layne Christensen Co. (a)	643	14,255
Learning Tree International, Inc. (a)	1,097	14,831
LECG Corp. (a)	910	14,869
McGrath RentCorp.	1,132	32,364
Mobile Mini, Inc. (a)	438	21,900
Monster Worldwide, Inc. (a)	4,028	156,689
NCO Group, Inc. (a)	998	17,206
On Assignment, Inc. (a)	1,390	15,360
PICO Holdings, Inc. (a)	771	26,029
Portfolio Recovery Associates, Inc. (a)	503	19,275
PRG-Schultz International, Inc. (a)	2,172	1,977
Providence Service Corp. (a)	379	11,074
Resources Connection, Inc. (a)	1,680	48,787
School Specialty, Inc. (a)	772	28,440
SOURCECORP, Inc. (a)	474	12,352
Stericycle, Inc. (a)	1,414	86,706
Synagro Technologies, Inc.	2,757	11,028
Taleo Corp. Class A	824	10,852
Teletech Holdings, Inc. (a)	2,696	33,511
Tetra Tech, Inc. (a)	1,932	30,139
TRM Corp. (a)	430	3,062
United Stationers, Inc. (a)	1,153	56,497
Waste Industries USA, Inc.	1,018	14,191
Waste Services, Inc. (a)	4,374	15,484
West Corp. (a)	2,311	91,677
		1,783,312
Construction & Engineering – 0.1%
Foster Wheeler Ltd. (a)	1,608	56,007
Insituform Technologies, Inc. Class A (a)	1,365	27,123

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Construction & Engineering – continued
Washington Group International, Inc. (a)	855	$44,212
Williams Scotsman International, Inc.	1,200	18,804
		146,146
Electrical Equipment – 0.5%
Active Power, Inc. (a)	2,586	9,025
American Power Conversion Corp.	6,674	149,564
American Superconductor Corp. (a)	795	6,479
Artesyn Technologies, Inc. (a)	1,201	11,986
Capstone Turbine Corp. (a)(d)	3,505	11,882
Color Kinetics, Inc. (a)	533	8,246
Deswell Industries, Inc.	609	8,587
Distributed Energy Systems Corp. (a)	1,083	10,039
Encore Wire Corp. (a)	772	18,381
Energy Conversion Devices, Inc. (a)	956	28,059
Evergreen Solar, Inc. (a)	2,133	25,617
Franklin Electric Co., Inc.	734	31,195
FuelCell Energy, Inc. (a)	1,447	12,198
Genlyte Group, Inc. (a)	894	47,114
Hoku Scientific, Inc.	796	7,005
Hydrogenics Corp. (a)	3,294	9,093
II-VI, Inc. (a)	1,022	19,551
LSI Industries, Inc.	1,131	20,358
Medis Technologies Ltd. (a)(d)	883	12,212
Microvision, Inc. (a)	1,063	3,800
Plug Power, Inc. (a)	2,703	13,866
Powell Industries, Inc. (a)	482	9,245
Power-One, Inc. (a)	2,581	16,054
Preformed Line Products Co.	259	10,699
Ultralife Batteries, Inc. (a)	686	8,932
Valence Technology, Inc. (a)(d)	2,374	4,701
Vicor Corp.	797	12,935
Woodward Governor Co.	364	29,728
		556,551
Industrial Conglomerates – 0.0%
Raven Industries, Inc.	970	29,721
Westaim Corp. (a)	3,289	11,984
		41,705
Machinery – 0.8%
3D Systems Corp. (a)	683	12,151
A.S.V., Inc. (a)	884	22,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Machinery – continued
American Science & Engineering, Inc. (a)	281	$18,956
Astec Industries, Inc. (a)	782	21,919
Bucyrus International, Inc. Class A	620	29,078
Columbus McKinnon Corp. (NY Shares) (a)	686	14,392
Commercial Vehicle Group, Inc. (a)	625	12,369
Dynamic Materials Corp.	432	10,506
Flanders Corp. (a)	1,144	11,600
Flow International Corp. (a)	2,483	20,981
FreightCar America, Inc.	410	19,787
Gehl Co. (a)	645	16,628
Hardinge, Inc.	423	7,352
Joy Global, Inc.	2,761	146,029
Lincoln Electric Holdings, Inc.	1,356	55,338
Middleby Corp. (a)	428	33,555
Nordson Corp.	1,291	51,408
PACCAR, Inc.	5,761	413,985
RBC Bearings, Inc.	747	11,661
Sun Hydraulics Corp.	516	9,840
Tecumseh Products Co.:
Class A (non-vtg.) (a)	517	11,539
Class B	262	5,329
TurboChef Technologies, Inc. (a)(d)	800	10,512
Volvo AB sponsored ADR	588	25,031
		992,064
Marine – 0.2%
Alexander & Baldwin, Inc.	1,401	70,078
American Commercial Lines, Inc.	1,000	29,250
Aries Maritime Transport Ltd.	1,020	13,535
DryShips, Inc.	900	11,736
Eagle Bulk Shipping, Inc.	700	10,822
Genco Shipping & Trading Ltd.	721	12,459
Quintana Maritime Ltd.	1,744	18,539
Stolt-Nielsen SA Class B sponsored ADR	898	29,356
		195,775
Road & Rail 0.6%
AMERCO (a)	850	60,112
Arkansas Best Corp.	807	33,281
Celadon Group, Inc. (a)	451	12,497
Central Freight Lines, Inc. (a)	726	1,358
Covenant Transport, Inc. Class A (a)	611	7,106

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Road & Rail – continued
Heartland Express, Inc.	2,477	$52,785
J.B. Hunt Transport Services, Inc.	5,482	122,742
Landstar System, Inc.	2,130	91,675
Marten Transport Ltd. (a)	686	18,309
Old Dominion Freight Lines, Inc. (a)	991	37,668
P.A.M. Transportation Services, Inc. (a)	668	10,902
Quality Distribution, Inc. (a)	449	2,748
SCS Transportation, Inc. (a)	638	12,575
Swift Transportation Co., Inc. (a)	2,547	49,870
U.S. Xpress Enterprises, Inc. Class A (a)	842	12,798
Universal Truckload Services, Inc.	500	11,680
USA Truck, Inc. (a)	550	14,905
Vitran Corp., Inc. (a)	474	8,534
Werner Enterprises, Inc.	2,833	57,992
Yellow Roadway Corp. (a)	1,886	88,849
		708,386
Trading Companies & Distributors – 0.3%
Aceto Corp.	828	4,968
Beacon Roofing Supply, Inc. (a)	794	21,613
Electro Rent Corp. (a)	1,299	18,160
Fastenal Co.	5,052	200,564
Lawson Products, Inc.	395	14,911
NuCo2, Inc. (a)	701	19,712
Rush Enterprises, Inc. Class A (a)	983	15,050
UAP Holding Corp.	1,607	30,501
		325,479
Transportation Infrastructure 0.0%
Navios Maritime Holdings, Inc. (a)	1,800	9,144

TOTAL INDUSTRIALS		6,275,719

INFORMATION TECHNOLOGY – 48.4%
Communications Equipment – 7.9%
3Com Corp. (a)	13,296	48,132
ADC Telecommunications, Inc. (a)	3,801	77,654
Adtran, Inc.	2,611	77,181
Airspan Networks, Inc. (a)	2,489	14,635
Alvarion Ltd. (a)	2,562	22,827
Anaren, Inc. (a)	662	9,500
Andrew Corp. (a)	5,155	56,344

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Arris Group, Inc. (a)	3,712	$36,081
AudioCodes Ltd. (a)	1,741	17,967
Avanex Corp. (a)	6,051	3,933
Avici Systems, Inc. (a)	537	2,277
Avocent Corp. (a)	1,639	48,088
Bel Fuse, Inc.:
Class A	177	4,864
Class B (non-vtg.)	300	10,059
Black Box Corp.	852	39,797
Bookham, Inc. (a)	1,243	5,842
C-COR, Inc. (a)	1,969	11,164
Carrier Access Corp. (a)	1,526	7,401
Centillium Communications, Inc. (a)	1,559	7,171
Ceragon Networks Ltd. (a)	865	3,201
CIENA Corp. (a)	23,476	70,193
Cisco Systems, Inc. (a)	215,838	3,785,799
Comtech Group, Inc. (a)	1,575	9,308
Comtech Telecommunications Corp. (a)	781	34,052
Comverse Technology, Inc. (a)	6,967	182,605
Digi International, Inc. (a)	1,004	12,932
Ditech Communications Corp. (a)	1,208	10,594
ECI Telecom Ltd. (a)	3,668	31,581
ECtel Ltd. (a)	171	735
EFJ, Inc. (a)	1,024	9,994
EMS Technologies, Inc. (a)	443	7,513
Endwave Corp. (a)(d)	412	4,013
Extreme Networks, Inc. (a)	3,999	19,675
F5 Networks, Inc. (a)	1,331	70,317
Finisar Corp. (a)	11,548	22,172
Foundry Networks, Inc. (a)	4,534	62,977
Glenayre Technologies, Inc. (a)	1,379	4,330
Harmonic, Inc. (a)	2,575	14,137
Inter-Tel, Inc.	969	19,797
InterDigital Communication Corp. (a)	2,421	47,161
Ituran Location & Control Ltd.	834	12,126
Ixia (a)	2,329	32,094
JDS Uniphase Corp. (a)	54,786	140,800
Juniper Networks, Inc. (a)	18,752	421,732
MRV Communications, Inc. (a)	4,346	7,910
NETGEAR, Inc. (a)	1,147	22,137
Network Engines, Inc. (a)	1,511	1,859

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Nice Systems Ltd. sponsored ADR (a)	448	$20,093
NMS Communications Corp. (a)	1,666	6,531
Oplink Communications, Inc. (a)	693	9,439
Optical Communication Products, Inc. (a)	1,330	3,126
Orckit Communications Ltd. (a)	601	12,224
Packeteer, Inc. (a)	1,039	9,559
Parkervision, Inc. (a)	1,061	8,764
PC-Tel, Inc. (a)	1,155	10,464
Performance Technologies, Inc. (a)	470	4,235
Polycom, Inc. (a)	3,211	52,693
Powerwave Technologies, Inc. (a)	3,586	45,040
Qiao Xing Universal Telephone, Inc. (a)(d)	504	4,178
QUALCOMM, Inc.	55,234	2,511,490
RADWARE Ltd. (a)	685	12,940
Radyne Corp. (a)	1,102	16,717
Redback Networks, Inc. (a)	1,785	24,080
Research In Motion Ltd. (a)	6,450	391,827
SafeNet, Inc. (a)	810	28,796
SCM Microsystems, Inc. (a)	1,068	2,884
SeaChange International, Inc. (a)	1,245	9,574
Sierra Wireless, Inc. (a)	732	9,570
Sonus Networks, Inc. (a)	8,174	33,595
SpectraLink Corp.	479	6,184
Stratex Networks, Inc. (a)	2,958	9,761
Sunrise Telecom, Inc.	1,483	2,610
Superior Essex, Inc. (a)	525	9,896
Sycamore Networks, Inc. (a)	8,426	34,294
Symmetricom, Inc. (a)	1,374	12,036
Tekelec (a)	2,363	30,719
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4,225	137,651
Tellabs, Inc. (a)	15,522	159,256
Telular Corp. (a)	871	2,761
Terayon Communication Systems, Inc. (a)	1,730	3,581
Tollgrade Communications, Inc. (a)	443	4,829
UTStarcom, Inc. (a)(d)	3,667	30,399
ViaSat, Inc. (a)	976	26,986
Westell Technologies, Inc. Class A (a)	3,694	17,473
WJ Communications, Inc. (a)	2,092	2,887
Zhone Technologies, Inc. (a)	6,304	13,932
		9,295,735

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – 5.3%
ActivCard Corp. (a)	1,423	$5,322
Adaptec, Inc. (a)	4,706	23,389
Advanced Digital Information Corp. (a)	2,971	31,196
Apple Computer, Inc. (a)	27,981	1,897,671
Avid Technology, Inc. (a)	1,132	57,143
Brocade Communications Systems, Inc. (a)	9,900	43,263
Concurrent Computer Corp. (a)	2,256	4,467
Cray, Inc. (a)	2,041	3,082
Creative Technology Ltd. (Nasdaq) (d)	2,846	23,565
Dell, Inc. (a)	80,960	2,441,754
Dot Hill Systems Corp. (a)	1,177	7,792
Electronics for Imaging, Inc. (a)	1,863	52,034
Hutchinson Technology, Inc. (a)	937	26,789
Immersion Corp. (a)	860	5,676
InFocus Corp. (a)	1,431	5,352
Innovex, Inc. (a)	857	3,539
Intergraph Corp. (a)	1,107	53,158
Komag, Inc. (a)	960	33,542
LaserCard Corp. (a)	492	5,215
Logitech International SA sponsored ADR (a)	560	25,648
M Systems Flash Disk Pioneers Ltd. (a)	933	29,063
McDATA Corp.:
Class A (a)	4,595	16,726
Class B (a)	1,013	3,525
Mobility Electronics, Inc. (a)	1,162	13,061
Neoware Systems, Inc. (a)	1,146	25,063
Network Appliance, Inc. (a)	12,567	365,951
Novatel Wireless, Inc. (a)	861	11,727
Overland Storage, Inc. (a)	914	7,275
Palm, Inc. (a)	1,541	43,734
Presstek, Inc. (a)	1,343	12,396
QLogic Corp. (a)	2,741	90,617
Rackable Systems, Inc.	737	13,612
Rimage Corp. (a)	799	22,891
SanDisk Corp. (a)	6,149	313,968
SBS Technologies, Inc. (a)	435	4,481
Scitex Corp. Ltd. (a)	1,465	8,658
SimpleTech, Inc. (a)	1,620	6,107
Stratasys, Inc. (a)	390	9,247

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
Sun Microsystems, Inc. (a)	113,742	$428,807
Synaptics, Inc. (a)	866	23,304
		6,199,810
Electronic Equipment & Instruments – 1.6%
Acacia Research Corp. – Acacia Technologies (a)	1,296	9,072
Aeroflex, Inc. (a)	2,655	29,125
Agilysys, Inc.	1,074	20,460
Applied Films Corp. (a)	436	8,733
Bell Microproducts, Inc. (a)	812	6,983
Brightpoint, Inc. (a)	717	20,176
CalAmp Corp. (a)	1,266	14,686
CDW Corp.	2,751	161,346
Cherokee International Corp. (a)	469	1,346
Cogent, Inc. (a)	3,000	70,860
Cognex Corp.	1,592	49,256
Coherent, Inc. (a)	1,061	33,517
Daktronics, Inc.	949	25,718
DTS, Inc. (a)	525	7,602
Echelon Corp. (a)	1,061	8,753
Electro Scientific Industries, Inc. (a)	948	23,852
Excel Technology, Inc. (a)	354	8,510
Fargo Electronics, Inc. (a)	609	11,638
FARO Technologies, Inc. (a)	894	17,004
Flextronics International Ltd. (a)	18,873	194,769
FLIR Systems, Inc. (a)	2,234	55,224
Global Imaging Systems, Inc. (a)	678	24,693
GSI Group, Inc. (a)	996	9,173
Identix, Inc. (a)	3,287	16,139
INTAC International (a)	1,136	6,543
International DisplayWorks, Inc. (a)	1,000	5,740
Itron, Inc. (a)	767	35,857
LeCroy Corp. (a)	442	7,213
Lexar Media, Inc. (a)	2,584	22,042
Lipman Electronic Engineer Ltd. (Nasdaq) (a)	766	17,166
Littelfuse, Inc. (a)	850	22,049
LoJack Corp. (a)	808	22,769
M Flex Electronix, Inc. (a)	868	32,116
Maxwell Technologies, Inc. (a)	899	12,712
Measurement Specialties, Inc. (a)	600	14,928
Mechanical Technology, Inc. (a)	1,285	3,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
Mercury Computer Systems, Inc. (a)	1,018	$20,340
Merix Corp. (a)	475	3,168
Methode Electronics, Inc. Class A	1,293	13,512
Metrologic Instruments, Inc. (a)	824	16,109
Molex, Inc.	3,241	86,826
Molex, Inc. Class A (non-vtg.)	3,177	82,380
MTS Systems Corp.	722	25,465
National Instruments Corp.	2,514	64,886
Newport Corp. (a)	1,742	24,040
NovAtel, Inc. (a)	320	9,651
NU Horizons Electronics Corp. (a)	658	6,573
Optimal Group, Inc. Class A (a)	1,305	24,756
Orbotech Ltd. (a)	1,227	28,454
OSI Systems, Inc. (a)	490	9,227
PC Connection, Inc. (a)	1,121	7,130
Pemstar, Inc. (a)	1,399	1,931
Photon Dynamics, Inc. (a)	560	10,304
Planar Systems, Inc. (a)	480	4,656
Plexus Corp. (a)	1,195	25,693
RadiSys Corp. (a)	665	12,170
Richardson Electronics Ltd.	989	7,081
Rofin-Sinar Technologies, Inc. (a)	705	30,435
Sanmina-SCI Corp. (a)	16,945	70,152
ScanSource, Inc. (a)	521	30,890
Sirenza Microdevices, Inc. (a)	2,267	8,932
SpatiaLight, Inc. (a)(d)	1,783	7,364
Staktek Holdings, Inc. (a)	1,214	6,981
Suntron Corp. (a)	1,647	1,976
Superconductor Technologies, Inc. (a)	1,907	1,144
Taser International, Inc. (a)(d)	1,904	11,614
Tech Data Corp. (a)	1,850	72,724
Trimble Navigation Ltd. (a)	1,866	60,794
TTM Technologies, Inc. (a)	1,039	9,496
Universal Display Corp. (a)	1,471	17,137
Viisage Technology, Inc. (a)	1,327	8,413
Woodhead Industries, Inc.	504	6,542
X Rite, Inc.	1,218	13,483
Xyratex Ltd. (a)	973	15,276

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
Zomax, Inc. (a)	2,600	$5,720
Zygo Corp. (a)	622	8,764
		1,903,634
Internet Software & Services – 5.4%
24/7 Real Media, Inc. (a)	2,353	17,412
Akamai Technologies, Inc. (a)	4,837	96,547
Aladdin Knowledge Systems Ltd. (a)	753	12,496
aQuantive, Inc. (a)	2,100	56,469
Ariba, Inc. (a)	2,305	19,892
Art Technology Group, Inc. (a)	2,639	4,328
AsiaInfo Holdings, Inc. (a)	1,307	4,954
Autobytel, Inc. (a)	1,041	5,434
Baidu.com, Inc. sponsored ADR	125	9,748
Bankrate, Inc. (a)	726	23,414
Blue Coat Systems, Inc. (a)	361	16,350
BroadVision, Inc. (a)	1,412	988
Chordiant Software, Inc. (a)	2,159	5,894
Click Commerce, Inc. (a)	442	10,498
CMGI, Inc. (a)	16,443	28,446
CNET Networks, Inc. (a)	4,909	73,586
Corillian Corp. (a)	1,860	5,189
Cryptologic, Inc.	469	9,453
CyberSource Corp. (a)	1,115	8,374
Digital Insight Corp. (a)	1,290	42,725
Digital River, Inc. (a)	1,063	27,553
Digitas, Inc. (a)	3,011	37,638
EarthLink, Inc. (a)	5,038	57,635
eCollege.com (a)	553	9,174
Entrust, Inc. (a)	2,378	11,890
Equinix, Inc. (a)	915	36,527
Google, Inc. Class A (sub. vtg.) (a)	6,720	2,721,533
GoRemote Internet Communications, Inc. (a)	614	872
Greenfield Online, Inc. (a)	454	2,302
Homestore, Inc. (a)	4,453	19,638
Housevalues, Inc.	700	8,946
InfoSpace, Inc. (a)	1,141	30,077
Internet Capital Group, Inc. (a)	2,642	21,929
Interwoven, Inc. (a)	1,495	14,188
Iona Technologies PLC sponsored ADR (a)	533	1,594
iPass, Inc. (a)	1,581	10,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
iVillage, Inc. (a)	2,121	$17,392
j2 Global Communications, Inc. (a)	731	34,891
Jupitermedia Corp. (a)	1,459	23,884
Keynote Systems, Inc. (a)	1,025	13,581
Kintera, Inc. (a)	800	2,352
LivePerson, Inc. (a)	2,751	14,223
LookSmart Ltd. (a)	833	3,524
Marchex, Inc. Class B (a)	1,045	24,453
MatrixOne, Inc. (a)	1,819	9,168
MIVA, Inc. (a)	1,339	6,735
NaviSite, Inc. (a)	523	654
Neoforma, Inc. (a)	772	7,604
Net2Phone, Inc. (a)	1,222	2,358
NetEase.com, Inc. sponsored ADR (a)	611	34,815
NetRatings, Inc. (a)	1,039	14,027
NIC, Inc. (a)	1,749	10,669
Online Resources Corp. (a)	1,151	13,490
Open Text Corp. (a)	1,697	25,343
Openwave Systems, Inc. (a)	2,221	36,891
Perficient, Inc. (a)	1,048	9,139
PlanetOut, Inc. (a)	573	4,968
RADVision Ltd. (a)	826	14,042
RealNetworks, Inc. (a)	5,396	46,675
S1 Corp. (a)	3,058	13,425
SAVVIS, Inc. (a)	5,140	3,547
Selectica, Inc. (a)	2,459	6,885
Sina Corp. (a)	1,642	40,951
SkillSoft PLC sponsored ADR (a)	3,139	15,569
Sohu.com, Inc. (a)	1,276	24,244
SonicWALL, Inc. (a)	2,405	17,869
Stellent, Inc. (a)	1,069	11,150
Supportsoft, Inc. (a)	2,282	9,128
The Knot, Inc. (a)	1,118	13,640
Tom Online, Inc. sponsored ADR (a)	200	4,162
Travelzoo, Inc. (a)(d)	630	13,677
Tumbleweed Communications Corp. (a)	1,264	3,678
United Online, Inc.	1,839	25,948
ValueClick, Inc. (a)	3,510	66,269
VeriSign, Inc. (a)	8,877	197,336
Vignette Corp. (a)	1,002	17,745
Vitria Technology, Inc. (a)	2,548	7,083

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
WebEx Communications, Inc. (a)	1,430	$34,048
webMethods, Inc. (a)	2,229	18,010
Websense, Inc. (a)	754	48,972
WebSideStory, Inc. (a)	1,076	19,368
Website Pros, Inc.	652	6,266
Workstream, Inc. (a)	1,954	2,482
Yahoo!, Inc. (a)	47,563	1,913,459
Zix Corp. (a)(d)	974	1,714
		6,371,915
IT Services – 1.6%
Acxiom Corp.	3,256	72,218
Answerthink, Inc. (a)	1,964	8,170
Applied Digital Solutions, Inc. (a)	2,129	6,430
Carreker Corp. (a)	996	5,000
CheckFree Corp. (a)	3,197	149,779
Cognizant Technology Solutions Corp. Class A (a)	4,649	225,895
Covansys Corp. (a)	1,396	20,521
CSG Systems International, Inc. (a)	1,788	42,912
Edgewater Technology, Inc. (a)	1,090	6,540
Euronet Worldwide, Inc. (a)	1,275	34,451
Fiserv, Inc. (a)	6,146	279,704
Forrester Research, Inc. (a)	638	11,892
Gevity HR, Inc.	796	22,551
iGate Corp. (a)	1,393	5,642
Indus International, Inc. (a)	1,166	3,498
Infocrossing, Inc. (a)	717	5,227
Infosys Technologies Ltd. sponsored ADR	1,264	91,084
infoUSA, Inc.	1,995	20,209
Integral Systems, Inc.	418	9,050
Intrado, Inc. (a)	517	11,674
iPayment, Inc. (a)	756	30,255
Kanbay International, Inc. (a)	1,468	24,310
Lightbridge, Inc. (a)	1,638	16,167
Lionbridge Technologies, Inc. (a)	1,683	10,940
ManTech International Corp. Class A (a)	669	16,752
Ness Technologies, Inc. (a)	932	9,311
Paychex, Inc.	12,770	541,576
Pegasus Solutions, Inc. (a)	892	6,342
RightNow Technologies, Inc. (a)	1,056	19,124
Sapient Corp. (a)	4,930	30,665

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – continued
SI International, Inc. (a)	431	$11,702
SM&A (a)	996	8,267
Sykes Enterprises, Inc. (a)	1,314	18,133
Syntel, Inc.	1,406	28,907
TALX Corp.	586	24,173
Telvent GIT SA (a)	871	9,572
Tier Technologies, Inc. Class B (a)	1,203	10,009
Zanett, Inc. (a)	2,719	9,076
		1,857,728
Office Electronics – 0.1%
Zebra Technologies Corp. Class A (a)	2,372	107,048
Semiconductors & Semiconductor Equipment – 10.7%
8X8, Inc. (a)	2,302	3,683
Actel Corp. (a)	1,079	15,710
ADE Corp. (a)	460	10,856
Advanced Analogic Technologies, Inc.	1,805	24,873
Advanced Energy Industries, Inc. (a)	1,755	23,447
Alliance Semiconductor Corp. (a)	1,231	3,595
Altera Corp. (a)	12,719	232,249
AMIS Holdings, Inc. (a)	3,292	32,821
Amkor Technology, Inc. (a)	6,344	39,333
ANADIGICS, Inc. (a)	839	4,401
Applied Materials, Inc.	54,638	989,494
Applied Micro Circuits Corp. (a)	9,268	24,468
ARM Holdings PLC sponsored ADR	2,713	17,065
ASE Test Ltd. (a)	3,590	22,581
ASM International NV (Nasdaq) (a)	397	5,800
ASML Holding NV (NY Shares) (a)	4,216	80,779
Asyst Technologies, Inc. (a)	1,284	7,986
Atheros Communications, Inc. (a)	1,589	15,397
ATI Technologies, Inc. (a)	8,351	136,242
Atmel Corp. (a)	19,801	66,333
ATMI, Inc. (a)	1,136	32,501
August Technology Corp. (a)	750	8,078
Axcelis Technologies, Inc. (a)	2,915	13,817
Broadcom Corp. Class A (a)	9,434	439,058
Brooks Automation, Inc. (a)	2,292	29,475
Cabot Microelectronics Corp. (a)	748	23,136
California Micro Devices Corp. (a)	960	8,803
Cambridge Display Technologies, Inc.	1,117	12,566

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Camtek Ltd. (a)	1,772	$6,627
Cascade Microtech, Inc.	599	8,332
Ceva, Inc. (a)	287	1,756
China Energy Savings Technology, Inc. (a)	1,108	7,900
ChipMOS TECHNOLOGIES Bermuda Ltd. (a)(d)	2,935	17,170
Cirrus Logic, Inc. (a)	2,895	21,886
Cohu, Inc.	994	26,510
Conexant Systems, Inc. (a)	22,282	55,037
Credence Systems Corp. (a)	2,570	20,843
Cree, Inc. (a)	2,605	69,892
Cymer, Inc. (a)	1,294	49,457
Diodes, Inc. (a)	588	23,738
DSP Group, Inc. (a)	799	20,774
EMCORE Corp. (a)	3,649	22,405
Entegris, Inc. (a)	4,542	45,874
ESS Technology, Inc. (a)	1,906	5,813
Exar Corp. (a)	1,400	17,304
FEI Co. (a)	1,251	24,970
FormFactor, Inc. (a)	1,372	38,498
FSI International, Inc. (a)	988	4,041
Genesis Microchip, Inc. (a)	1,212	27,149
Hi/fn, Inc. (a)	451	2,553
Hittite Microwave Corp.	900	22,581
ICOS Vision Systems NV (a)(d)	570	18,246
Ikanos Communications, Inc.	934	13,085
Integrated Device Technology, Inc. (a)	4,015	48,100
Integrated Silicon Solution, Inc. (a)	1,726	12,099
Intel Corp.	204,959	5,468,306
Intersil Corp. Class A	5,059	129,763
Intevac, Inc. (a)	636	7,816
IXYS Corp. (a)	1,068	12,837
KLA Tencor Corp.	6,524	333,964
Kopin Corp. (a)	2,638	18,044
Kulicke & Soffa Industries, Inc. (a)	1,390	11,746
Lam Research Corp. (a)	4,451	167,091
Lattice Semiconductor Corp. (a)	3,480	17,017
Leadis Technology, Inc. (a)	715	3,825
Linear Technology Corp.	10,400	388,024
LTX Corp. (a)	3,886	17,254
Marvell Technology Group Ltd. (a)	9,440	524,298
Mattson Technology, Inc. (a)	1,825	18,104

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Maxim Integrated Products, Inc.	11,123	$406,546
Micrel, Inc. (a)	2,895	34,972
Microchip Technology, Inc.	7,204	240,325
Microsemi Corp. (a)	2,037	56,527
Microtune, Inc. (a)	1,795	8,778
Mindspeed Technologies, Inc. (a)	2,431	4,473
MIPS Technologies, Inc. (a)	1,934	11,430
MKS Instruments, Inc. (a)	2,126	40,118
Monolithic Power Systems, Inc.	1,663	22,135
Monolithic System Technology, Inc. (a)	1,045	6,385
Nanometrics, Inc. (a)	749	8,314
Netlogic Microsystems, Inc. (a)	690	17,981
Novellus Systems, Inc. (a)	4,510	111,262
NVE Corp. (a)(d)	234	3,569
NVIDIA Corp. (a)	5,723	207,001
O2Micro International Ltd. sponsored ADR (a)	1,627	18,597
Omnivision Technologies, Inc. (a)	1,822	32,249
ON Semiconductor Corp. (a)	9,654	55,993
PDF Solutions, Inc. (a)	891	13,935
Pericom Semiconductor Corp. (a)	1,064	8,352
Photronics, Inc. (a)	1,167	18,532
Pixelworks, Inc. (a)	1,850	9,898
PLX Technology, Inc. (a)	1,370	13,522
PMC-Sierra, Inc. (a)	6,281	49,431
PortalPlayer, Inc.	710	17,061
Power Integrations, Inc. (a)	969	21,134
PowerDsine Ltd. (a)	593	5,082
Rambus, Inc. (a)	3,414	57,321
RF Micro Devices, Inc. (a)	5,561	31,586
Rudolph Technologies, Inc. (a)	390	5,012
Saifun Semiconductors Ltd.	944	27,282
Semitool, Inc. (a)	1,012	9,634
Semtech Corp. (a)	2,730	54,354
Sigma Designs, Inc. (a)	683	9,582
SigmaTel, Inc. (a)	1,152	16,773
Silicon Image, Inc. (a)	2,625	25,489
Silicon Laboratories, Inc. (a)	1,704	66,200
Silicon Storage Technology, Inc. (a)	3,448	18,998
Siliconware Precision Industries Co. Ltd. sponsored ADR	559	2,952
SiRF Technology Holdings, Inc. (a)	1,828	50,672
Skyworks Solutions, Inc. (a)	5,586	30,109

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Standard Microsystems Corp. (a)	699	$20,900
STATS ChipPAC Ltd. sponsored ADR (a)(d)	1,789	11,861
Supertex, Inc. (a)	433	18,290
Tessera Technologies, Inc. (a)	1,658	45,595
Therma-Wave, Inc. (a)	2,068	3,288
Tower Semicondutor Ltd. (a)	1,870	3,142
Transmeta Corp. (a)	5,739	7,002
Transwitch Corp. (a)	3,005	4,477
Trident Microsystems, Inc. (a)	1,636	30,822
Tripath Technology, Inc. (a)	1,346	579
TriQuint Semiconductor, Inc. (a)	5,669	25,511
Ultratech, Inc. (a)	794	13,045
Varian Semiconductor Equipment Associates, Inc. (a)	1,286	56,610
Veeco Instruments, Inc. (a)	861	15,248
Virage Logic Corp. (a)	772	8,098
Vitesse Semiconductor Corp. (a)	6,755	14,253
Volterra Semiconductor Corp. (a)	875	11,043
White Electronic Designs Corp. (a)	952	4,808
Xilinx, Inc.	11,924	315,271
Zilog, Inc. (a)	350	928
Zoran Corp. (a)	1,363	23,062
		12,558,675
Software 15.8%
Activision, Inc. (a)	9,280	123,517
Actuate Corp. (a)	2,431	8,022
Adobe Systems, Inc.	16,646	542,826
Advent Software, Inc. (a)	1,121	32,105
Agile Software Corp. (a)	2,069	12,848
Altiris, Inc. (a)	833	13,753
American Software, Inc. Class A	951	5,335
Ansoft Corp. (a)	662	22,965
Ansys, Inc. (a)	988	41,516
Aspen Technology, Inc. (a)	1,148	8,495
Atari, Inc. (a)	4,071	5,129
Authentidate Holding Corp. (a)	825	1,576
Autodesk, Inc. (a)	7,709	321,619
BEA Systems, Inc. (a)	13,595	119,228
BindView Development Corp. (a)	1,838	7,278
Blackbaud, Inc.	1,699	28,798
Blackboard, Inc. (a)	935	28,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

56

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Borland Software Corp. (a)	2,486	$15,090
Bottomline Technologies, Inc. (a)	831	9,224
Business Objects SA sponsored ADR (a)	1,189	47,251
Cadence Design Systems, Inc. (a)	9,100	155,974
Captaris, Inc. (a)	2,149	8,789
Captiva Software Corp. (a)	591	13,067
Catapult Communications Corp. (a)	635	10,738
CCC Information Services Group, Inc. (a)	1,057	27,598
CDC Corp. Class A (a)	2,961	10,334
Check Point Software Technologies Ltd. (a)	8,471	180,348
Citrix Systems, Inc. (a)	5,847	158,688
Cognos, Inc. (a)	3,033	101,408
Compuware Corp. (a)	12,949	119,519
Concur Technologies, Inc. (a)	1,142	14,423
Convera Corp. Class A (a)(d)	1,608	25,085
CyberGuard Corp. (a)	912	8,646
Descartes Systems Group, Inc. (a)	893	2,105
Digimarc Corp. (a)	710	4,331
Electronic Arts, Inc. (a)	10,262	578,366
Embarcadero Technologies, Inc. (a)	915	6,899
Epicor Software Corp. (a)	2,019	27,882
EPIQ Systems, Inc. (a)	646	12,280
Evolving Systems, Inc. (a)	203	430
FalconStor Software, Inc. (a)	1,358	10,307
FileNET Corp. (a)	1,427	38,443
Fundtech Ltd. (a)	1,047	10,470
Geac Computer Corp. Ltd. (a)	2,566	27,520
Gravity Co. Ltd. sponsored ADR	917	6,190
Hummingbird Ltd. (a)	422	8,936
Hyperion Solutions Corp. (a)	1,296	68,623
i2 Technologies, Inc. (a)	642	8,828
Informatica Corp. (a)	3,191	35,867
Intellisync Corp. (a)	1,702	8,646
Internet Security Systems, Inc. (a)	1,483	33,901
InterVideo, Inc. (a)	605	6,195
Intervoice, Inc. (a)	1,422	12,300
Intuit, Inc. (a)	6,177	330,902
Jack Henry & Associates, Inc.	2,913	55,755
JAMDAT Mobile, Inc. (a)	880	20,126
JDA Software Group, Inc. (a)	644	9,660
KongZhong Corp. sponsored ADR (a)	751	8,659

See accompanying notes which are an integral part of the financial statements.

57 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Kronos, Inc. (a)	1,026	$48,561
Lawson Software, Inc. (a)	3,015	22,884
Macromedia, Inc. (a)	2,519	113,002
Macrovision Corp. (a)	1,640	25,486
Magic Software Enterprises Ltd. (a)	1,246	2,031
Magma Design Automation, Inc. (a)	958	8,095
Majesco Entertainment Co. (a)	700	966
Manhattan Associates, Inc. (a)	1,046	22,395
Manugistics Group, Inc. (a)	1,559	2,993
MapInfo Corp. (a)	784	11,266
Mentor Graphics Corp. (a)	2,477	22,194
Mercury Interactive Corp. (a)	2,881	80,092
Micromuse, Inc. (a)	3,179	23,556
MICROS Systems, Inc. (a)	1,328	64,156
Microsoft Corp.	360,885	10,000,103
MicroStrategy, Inc. Class A (a)	404	29,843
Mobius Management Systems, Inc. (a)	1,054	6,524
Moldflow Corp. (a)	749	10,711
Motive, Inc. (a)	867	2,705
MRO Software, Inc. (a)	735	11,201
Napster, Inc. (a)	1,962	6,867
NDS Group PLC sponsored ADR (a)	374	15,469
Net 1 UEPS Technologies, Inc. (a)	1,210	28,145
NetIQ Corp. (a)	1,873	22,382
NetScout Systems, Inc. (a)	1,681	9,380
Novell, Inc. (a)	12,649	98,409
Nuance Communications, Inc. (a)	5,069	31,529
Open Solutions, Inc. (a)	589	13,052
OpenTV Corp. Class A (a)	3,140	7,065
Opnet Technologies, Inc. (a)	1,106	10,629
Opsware, Inc. (a)	3,569	21,057
Oracle Corp. (a)	174,251	2,190,335
Parametric Technology Corp. (a)	9,733	56,938
Pegasystems, Inc. (a)	1,561	11,411
Pervasive Software, Inc. (a)	1,282	5,436
Phoenix Technologies Ltd. (a)	1,781	11,274
Plato Learning, Inc. (a)	886	6,397
Progress Software Corp. (a)	1,547	47,864
QAD, Inc.	960	7,488
Quality Systems, Inc.	476	38,613
Quest Software, Inc. (a)	3,675	57,881

See accompanying notes which are an integral part of the financial statements.

Annual Report

58

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Quovadx, Inc. (a)	1,252	$3,468
Radiant Systems, Inc. (a)	1,048	13,655
Red Hat, Inc. (a)	5,856	138,026
Renaissance Learning, Inc.	1,229	24,383
Retalix Ltd. (a)	546	13,590
RSA Security, Inc. (a)	2,264	29,432
SAFLINK Corp. (a)	2,886	2,655
SCO Group, Inc. (a)	176	732
Secure Computing Corp. (a)	1,421	19,525
SERENA Software, Inc. (a)	1,450	33,988
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	747	12,766
Siebel Systems, Inc.	17,309	181,745
Smith Micro Software, Inc. (a)	1,031	7,042
Sonic Solutions, Inc. (a)	1,220	18,788
SPSS, Inc. (a)	683	19,725
SSA Global Technologies, Inc.	2,045	37,178
Symantec Corp. (a)	36,553	645,892
Synopsys, Inc. (a)	5,027	98,127
Synplicity, Inc. (a)	1,694	12,959
Take-Two Interactive Software, Inc. (a)	2,512	45,844
The9 Ltd. sponsored ADR	358	5,209
THQ, Inc. (a)	2,404	54,619
TIBCO Software, Inc. (a)	7,737	64,759
Transaction Systems Architects, Inc. Class A (a)	1,334	38,819
Ulticom, Inc. (a)	1,349	15,540
Ultimate Software Group, Inc. (a)	884	15,214
Unica Corp.	960	10,646
VA Software Corp. (a)	2,086	3,275
Vasco Data Security International, Inc. (a)	1,290	14,551
Verint Systems, Inc. (a)	1,071	40,302
Verity, Inc. (a)	1,336	17,608
WatchGuard Technologies, Inc. (a)	1,411	5,023
Wind River Systems, Inc. (a)	2,650	36,517
Witness Systems, Inc. (a)	902	18,085
		18,469,814

TOTAL INFORMATION TECHNOLOGY		56,764,359

MATERIALS 0.9%
Chemicals – 0.4%
A. Schulman, Inc.	796	16,628

See accompanying notes which are an integral part of the financial statements.

59 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Chemicals – continued
Akzo Nobel NV sponsored ADR	1,949	$87,023
Hawkins, Inc.	1,094	15,425
Landec Corp. (a)	1,498	11,040
LESCO, Inc. (a)	1,032	16,357
Methanex Corp.	3,929	68,714
Nanophase Technologies Corp. (a)	626	3,781
Pioneer Companies, Inc. (a)	428	10,627
Sigma Aldrich Corp.	2,313	152,751
Symyx Technologies, Inc. (a)	1,030	28,068
Zoltek Companies, Inc. (a)	821	7,225
		417,639
Construction Materials 0.0%
CRH PLC sponsored ADR	217	5,796
U.S. Concrete, Inc. (a)	1,257	10,333
United States Lime & Minerals, Inc. (a)	327	9,545
		25,674
Containers & Packaging – 0.1%
Amcor Ltd. sponsored ADR	305	6,301
Caraustar Industries, Inc. (a)	1,168	11,516
Silgan Holdings, Inc.	1,336	47,147
Smurfit-Stone Container Corp. (a)	8,272	104,806
		169,770
Metals & Mining – 0.4%
Aber Diamond Corp.	1,961	70,189
Anglo American PLC ADR	864	27,553
Century Aluminum Co. (a)	1,180	27,282
Chaparral Steel Co. (a)	759	18,975
DRDGOLD Ltd. sponsored ADR	4,781	6,263
Gibraltar Industries, Inc.	991	21,792
Lihir Gold Ltd. sponsored ADR (a)	283	9,826
Metal Management, Inc.	906	22,804
Metals USA, Inc. (a)	811	17,842
NN, Inc.	1,342	13,339
Novamerican Steel, Inc. (a)	329	13,160
Olympic Steel, Inc. (a)	422	8,946
Pan American Silver Corp. (a)	2,291	43,308
Randgold Resources Ltd. sponsored ADR (a)	1,472	23,169
Roanoke Electric Steel Corp.	681	15,860
Royal Gold, Inc.	906	23,574
Schnitzer Steel Industries, Inc. Class A	702	24,212

See accompanying notes which are an integral part of the financial statements.

Annual Report

60

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Silver Standard Resources, Inc. (a)	1,798	$26,990
Steel Dynamics, Inc.	1,626	56,292
Steel Technologies, Inc.	420	11,126
Wheeling Pittsburgh Corp. (a)	523	4,691
		487,193
Paper & Forest Products 0.0%
Mercer International, Inc. (SBI) (a)	976	7,486

TOTAL MATERIALS		1,107,762

TELECOMMUNICATION SERVICES – 1.3%
Diversified Telecommunication Services – 0.7%
Alaska Communication Systems Group, Inc.	1,292	12,933
Arbinet-thexchange, Inc.	800	5,248
Broadwing Corp. (a)	3,837	25,785
Cbeyond Communications, Inc.	941	10,718
Commonwealth Telephone Enterprises, Inc.	639	22,148
Consolidated Communications Holdings, Inc.	951	12,392
CT Communications, Inc.	802	9,881
D&E Communications, Inc.	839	7,593
Eschelon Telecom, Inc.	959	12,467
General Communications, Inc. Class A (a)	2,061	20,919
Global Crossing Ltd. (a)	1,245	21,215
Golden Telecom, Inc.	1,416	38,232
HickoryTech Corp.	972	7,679
ITC DeltaCom, Inc. (a)	573	945
Level 3 Communications, Inc. (a)(d)	24,884	84,606
MCI, Inc.	10,630	211,112
North Pittsburgh Systems, Inc.	769	15,057
Primus Telecommunications Group, Inc. (a)	2,302	2,233
Shenandoah Telecommunications Co.	346	14,079
SureWest Communications	400	11,320
Talk America Holdings, Inc. (a)	989	9,494
Teleglobe International Holdings Ltd. (a)	1,380	6,031
Telewest Global, Inc. (a)	8,202	182,823
Time Warner Telecom, Inc. Class A (a)	1,250	11,750
U.S. LEC Corp. Class A (a)	1,291	2,388
Warwick Valley Telephone Co.	420	8,434
		767,482

See accompanying notes which are an integral part of the financial statements.

61 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – 0.6%
@Road, Inc. (a)	2,107	$10,451
Alamosa Holdings, Inc. (a)	5,470	101,086
America Movil SA de CV Series A sponsored ADR	375	10,855
Centennial Communications Corp. Class A (a)	3,308	52,498
Dobson Communications Corp. Class A (a)	4,712	34,727
First Ave Networks, Inc. (a)	2,331	12,354
InPhonic, Inc. (d)	1,599	18,884
Leap Wireless International, Inc. (a)	1,887	71,819
Linktone Ltd. sponsored ADR (a)	739	7,878
Millicom International Cellular SA (a)	3,593	82,783
NII Holdings, Inc. (a)	5,078	220,639
Rural Cellular Corp. Class A (a)	568	7,895
SBA Communications Corp. Class A (a)	2,475	45,639
Ubiquitel, Inc. (a)	3,855	37,702
USA Mobility, Inc.	1,072	29,266
Wireless Facilities, Inc. (a)	2,684	14,869
		759,345

TOTAL TELECOMMUNICATION SERVICES		1,526,827

UTILITIES – 0.2%
Electric Utilities – 0.1%
MGE Energy, Inc.	882	30,976
Otter Tail Corp.	1,231	36,992
		67,968
Gas Utilities 0.0%
EnergySouth, Inc.	465	12,876
Multi-Utilities – 0.0%
NorthWestern Energy Corp.	1,299	40,243
Water Utilities 0.1%
Artesian Resources Corp. Class A	289	8,598
Connecticut Water Service, Inc.	559	14,104
Middlesex Water Co.	728	13,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

62

Common Stocks continued
	Shares	Value (Note 1)

UTILITIES – continued
Water Utilities continued
Southwest Water Co.	1,021	$13,845
York Water Co.	412	10,794
		61,209

TOTAL UTILITIES		182,296

TOTAL COMMON STOCKS
(Cost $102,656,475)		114,013,785
U.S. Treasury Obligations 0.4%
	Principal
	Amount
U.S. Treasury Bills, yield at date of purchase 3.32% to
3.69% 12/22/05 (e)
(Cost $499,005)	$ 500,000	498,881
Money Market Funds 3.4%
	Shares
Fidelity Cash Central Fund, 4.08% (b)	3,027,939	3,027,939
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	907,861	907,861
TOTAL MONEY MARKET FUNDS
(Cost $3,935,800)		3,935,800
TOTAL INVESTMENT PORTFOLIO 101.0%
(Cost $107,091,280)		118,448,466

NET OTHER ASSETS – (1.0)%		(1,124,610)
NET ASSETS 100%		$117,323,856

See accompanying notes which are an integral part of the financial statements.

63 Annual Report

Investments continued

Futures Contracts
		Underlying	Unrealized
	Expiration	Face Amount	Appreciation/
	Date	at Value	(Depreciation)
Purchased
Equity Index Contracts
99 Nasdaq 100 E-Mini Index Contracts	Dec. 2005	$ 3,316,500	$ 175,962

The face value of futures purchased as a percentage of net assets – 2.8%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $399,104.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$45,714
Fidelity Securities Lending Cash Central Fund	39,862
Total	$85,576

See accompanying notes which are an integral part of the financial statements.

Annual Report 64

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $867,970) See accompanying schedule:
Unaffiliated issuers (cost $103,155,480)	$114,512,666
Affiliated Central Funds (cost $3,935,800)	3,935,800
Total Investments (cost $107,091,280)		$118,448,466
Cash		15,544
Receivable for investments sold		40,831
Receivable for fund shares sold		104,124
Dividends receivable		76,793
Interest receivable		10,203
Prepaid expenses		593
Receivable from investment adviser for expense
reductions		55,687
Other affiliated receivables		57
Other receivables		4,155
Total assets		118,756,453

Liabilities
Payable for investments purchased	$307,681
Payable for fund shares redeemed	55,844
Accrued management fee	23,007
Distribution fees payable	16,520
Payable for daily variation on futures contracts	11,724
Other affiliated payables	18,014
Other payables and accrued expenses	91,946
Collateral on securities loaned, at value	907,861
Total liabilities		1,432,597

Net Assets		$117,323,856
Net Assets consist of:
Paid in capital		$105,323,144
Undistributed net investment income		316,709
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		150,855
Net unrealized appreciation (depreciation) on
investments		11,533,148
Net Assets, for 3,869,512 shares outstanding		$117,323,856
Net Asset Value, offering price and redemption price per
share ($117,323,856 ÷ 3,869,512 shares)		$30.32

See accompanying notes which are an integral part of the financial statements.

65 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$706,372
Interest		13,174
Income from affiliated Central Funds (including $39,862
from security lending)		85,576
Total income		805,122

Expenses
Management fee	$256,364
Transfer agent fees	154,209
Distribution fees	64,093
Licensing fees	53,410
Accounting and security lending fees	40,193
Independent trustees’ compensation	484
Custodian fees and expenses	9,356
Registration fees	26,054
Audit	43,058
Legal	3,336
Reports to shareholders	40,367
Miscellaneous	971
Total expenses before reductions	691,895
Expense reductions	(210,997)	480,898

Net investment income (loss)		324,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	260,342
Foreign currency transactions	(65)
Futures contracts	149,740
Total net realized gain (loss)		410,017
Change in net unrealized appreciation (depreciation) on:
Investment securities	6,783,456
Assets and liabilities in foreign currencies	1
Futures contracts	66,279
Total change in net unrealized appreciation
(depreciation)		6,849,736
Net gain (loss)		7,259,753
Net increase (decrease) in net assets resulting from
operations		$7,583,977

See accompanying notes which are an integral part of the financial statements.

Annual Report

66

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$324,224	$1,099,889
Net realized gain (loss)	410,017	408,754
Change in net unrealized appreciation (depreciation) .	6,849,736	2,679,725
Net increase (decrease) in net assets resulting
from operations	7,583,977	4,188,368
Distributions to shareholders from net investment income .	(1,095,956)	(27,466)
Distributions to shareholders from net realized gain	(516,656)	(74,806)
Total distributions	(1,612,612)	(102,272)
Share transactions
Proceeds from sales of shares	54,253,390	105,799,253
Reinvestment of distributions	1,555,609	96,366
Cost of shares redeemed	(47,847,789)	(36,422,527)
Net increase (decrease) in net assets resulting from
share transactions	7,961,210	69,473,092
Redemption fees	58,490	86,906
Total increase (decrease) in net assets	13,991,065	73,646,094

Net Assets
Beginning of period	103,332,791	29,686,697
End of period (including undistributed net investment
income of $316,709 and undistributed net invest-
ment income of $1,097,395, respectively)	$117,323,856	$103,332,791

Other Information
Shares
Sold	1,915,652	3,837,378
Issued in reinvestment of distributions	53,963	3,434
Redeemed	(1,689,388)	(1,352,324)
Net increase (decrease)	280,227	2,488,488

See accompanying notes which are an integral part of the financial statements.

67 Annual Report

Financial Highlights
Years ended November 30,	2005	2004	2003F
Selected Per Share Data
Net asset value, beginning of period	$ 28.79	$ 26.97	$ 25.00
Income from Investment Operations
Net investment income (loss)D	09	.38E	.01
Net realized and unrealized gain (loss)	1.86	1.47	1.95
Total from investment operations	1.95	1.85	1.96
Distributions from net investment income	(.30)	(.02)	—
Distributions from net realized gain	(.14)	(.04)	—
Total distributions	(.44)	(.06)	—
Redemption fees added to paid in capitalD	02.03		.01
Net asset value, end of period	$ 30.32	$ 28.79	$ 26.97
Total ReturnB,C	6.92%	6.99%	7.88%
Ratios to Average Net AssetsG
Expenses before reductions	65%	.71%	1.30%A
Expenses net of fee waivers, if any	45%	.45%	.45%A
Expenses net of all reductions	45%	.45%	.45%A
Net investment income (loss)	30%	1.41%	.31%A
Supplemental Data
Net assets, end of period (000 omitted)	$117,324	$103,333	$29,687
Portfolio turnover rate	10%	5%	55%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.35 per share.
F For the period September 25, 2003 (commencement of operations) to November 30, 2003.
G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

68

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity NASDAQ Composite Index Fund (the fund) is a non diversified fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massa chusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

69 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

70

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to wash sales and futures transactions.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$21,568,717
Unrealized depreciation		(10,413,890)
Net unrealized appreciation (depreciation)		11,154,827
Undistributed ordinary income		418,638
Undistributed long term capital gain		380,511

Cost for federal income tax purposes		$107,293,639

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$1,463,879	$93,441
Long term Capital Gains	148,733	8,831
Total	$1,612,612	$102,272

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

71 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Repurchase Agreements continued

government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $17,227,994 and $11,021,162, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee that is based on an annual rate of .24% of the fund’s average net assets.

Sub Adviser. Geode Capital Management, LLC (Geode), serves as sub adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted a Distribution and Service Plan. The fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution fee based on annual percentage of the fund’s average net assets of up to .25%. In addition, FDC pays Nasdaq for marketing services provided to the fund. For the period, the distribution fees were equivalent to an

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72

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

annual rate of .06% of average net assets. The total amounts paid to and retained by FDC were $64,093 and $0, respectively.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting re cords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Licensing Fees. Under the terms of a license agreement, FMR pays Nasdaq an annual licensing fee for the use of the Nasdaq Composite Index. FMR has entered into a sub license agreement with the fund whereby the fund pays FMR the amount of the license fee at the rate of up to .06% of the fund’s average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

73 Annual Report

Notes to Financial Statements continued

6. Security Lending continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR contractually agreed to waive expenses of the fund to the extent annual operating expenses exceeded .45% of average net assets. This waiver will remain in place through October 1, 2006. Some expenses, for example interest expense, are excluded from this waiver. During the period, this waiver reduced the fund’s expenses by $207,548.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

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74

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity NASDAQ Composite Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity NASDAQ Composite Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsi bility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity NASDAQ Composite Index Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 17, 2006

75 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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76

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Fidelity Nasdaq Composite Index Fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

77 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

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Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

79 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

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80

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

81 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Fidelity Nasdaq Composite Index Fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Fidelity Nasdaq Composite Index Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Nasdaq Composite Index Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an em ployee of FMR.

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82

Name, Age; Principal Occupation Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Fidelity Nasdaq Composite Index Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewaterhouse Coopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Fidelity Nasdaq Composite Index Fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Nasdaq Composite Index Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Mehr mann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

83 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Nasdaq Composite Index Fund. Ms. Monas terio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Offi cer (2002 2004) of the Franklin Templeton Funds and Senior Vice Presi dent of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity In vestments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Man agement where he served as Vice President of the Investment Opera tions Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2003

Assistant Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

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84

Name, Age; Principal Occupation Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Oster held also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Nasdaq Composite Index Fund. Mr. Schia vone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before join ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man agement, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

85 Annual Report

Distributions

The Board of Trustees of Fidelity NASDAQ Composite Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securi ties, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/16/05	12/19/05	$0.08	$0.09
01/06/06	01/09/06	—	$0.04

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $380,511 or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $148,913 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts pre viously designated as capital gain dividends with respect to such year.

The fund designates 100%, and 36% of the dividends distributed in December and January, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 100%, and 51% of the dividends distributed in December and January, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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86

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes
Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000

Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

87 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Nasdaq Composite Index Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and

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Board Approval of Investment Advisory Contracts and Management Fees continued

expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one year period ended December 31, 2004, the fund’s return, the return of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corre sponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one year period. The Board noted that FMR does not consider that Lipper peer group to

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be a meaningful comparison for the fund, however, because the peer group includes funds with broader investment mandates than tracking the performance of the Nasdaq Composite Index. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one year period. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 38% means that 62% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked above its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

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Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board concluded that any potential

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Board Approval of Investment Advisory Contracts and Management Fees continued

economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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94

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

95 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Geode Capital Management, LLC
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY
The Fidelity Telephone Connection
1 800 FIDELITY

EIF UANN-0106 1.795563.102

Fidelity® Nasdaq Composite® Index Tracking Stock

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Premium/Discount	8	Information regarding the fund’s NAV and
Analysis		market price.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	65	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	69	Notes to the financial statements.
Report of Independent	75
Registered Public
Accounting Firm
Trustees and Officers	76
Distributions	86
Proxy Voting Results	87
Board Approval of	88
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.

Annual Report 2

Nasdaq® and Nasdaq Composite® are trademarks of The Nasdaq Stock Market, Inc. (which with its
Affiliates are the Corporations) and are licensed for use by Fidelity. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the product.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/goto/oneq.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

The fund’s net asset value (“NAV”) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading hours on the Nasdaq stock market, normally 4:00 p.m. Eastern time (or NYSE if Nasdaq is closed). The fund’s market price performance is based on the daily closing price of the shares of the fund on the Nasdaq stock market.

Cumulative total returns reflect performance over the period shown generally by adding one year’s return positive or negative to the next year’s return. NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a share holder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Cumulative Total Returns
Periods ended November 30, 2005		Past 1	Life of
		year	FundA
Fidelity® Nasdaq Composite® Index Tracking Stock	NAV	6.96%	23.44%
Fidelity Nasdaq Composite Index Tracking Stock	Market Price	6.75%	23.31%
NASDAQ Composite® Index		7.32%	24.64%

Average Annual Total Returns
Periods ended November 30, 2005		Past 1	Life of
		year	FundA
Fidelity® Nasdaq Composite® Index Tracking Stock	NAV	6.96%	10.12%
Fidelity Nasdaq Composite Index Tracking Stock	Market Price	6.75%	10.07%
A From September 25, 2003.

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5

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Nasdaq Composite Index Tracking Stock NAV on September 25, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite® Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the Fidelity® Nasdaq Composite® Index Tracking Stock’s investment management team as Head of Indexing for Geode Capital Management, LLC

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devastated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

During the past year, the fund’s return at net asset value was 6.96%, compared to the 7.32% return of the NASDAQ Composite Index and the 6.75% return of the fund’s market price. The LipperSM Growth Funds Average increased 9.91% an indication that the large cap growth category finally began to recover after several years of underperformance. On a sector basis, energy, telecommunication services and health care were particular areas of strength, while consumer discretionary and materials stocks lagged, producing negative returns. In terms of individual contributors, Internet search leader Google maintained its strong performance. The company continued to generate tremendous amounts of cash through its sales of targeted online ads. Apple Computer also maintained its momentum. Apple’s shares soared on strong sales of the company’s iPod digital music player, as well as optimism that higher iPod sales could lead to greater interest in Apple’s more profitable Macintosh computer line. Conversely, Dell was a noteworthy underperformer. The direct retailer of personal computers and consumer electronics has been battling fierce global competition, and its severe price cutting contributed to missed sales targets in August and October. Online auction house eBay also disappointed. The company’s shares fell sharply early in the period after it announced weaker than expected earnings and revenues.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Premium/Discount Analysis (Unaudited)

Shares of Fidelity® Nasdaq Composite® Index Tracking Stock (the fund) are listed on the Nasdaq stock market and can be bought and sold on the secondary market at mar ket prices. Although the market price is expected to approximate the fund’s NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on the Nasdaq stock market.

Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund’s NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.

The chart below presents information about the differences between the fund’s daily closing market price and the fund’s NAV.

Period Ended November 30, 2005
From commencement of operations*
to November 30, 2005	Closing Market Price		Closing Market Price Above
	Below NAV		or Equal to NAV
Basis Point Differential	Number of	% of Total	Number of	% of Total
	Days	Days	Days	Days
0 <25	298	54.09%	231	41.92%
25 <50	15	2.72%	6	1.09%
50 <75	0	—	1	0.18%
75 <100	0	—	0	—
100 or greater	0	—	0	—
Total	313	56.81%	238	43.19%
* September 25, 2003

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8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Actual	$1,000.00	$1,082.90	$1.57
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,023.56	$1.52

* Expenses are equal to the Fund’s annualized expense ratio of .30%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

9 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Microsoft Corp.	8.8	8.9
Intel Corp.	4.8	5.3
Cisco Systems, Inc.	3.3	4.0
Amgen, Inc.	3.0	2.5
Google, Inc. Class A (sub. vtg.)	2.4	1.4
QUALCOMM, Inc.	2.2	2.0
Dell, Inc.	2.2	3.1
Oracle Corp.	1.9	2.1
eBay, Inc.	1.8	1.6
Yahoo!, Inc.	1.8	1.7
	32.1
Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	49.8	50.2
Health Care	14.5	13.3
Consumer Discretionary	14.1	15.0
Financials	10.8	10.1
Industrials	5.5	5.0
Consumer Staples	1.7	1.7
Telecommunication Services	1.3	2.5
Energy	1.1	0.8
Materials	0.9	0.8
Utilities	0.2	0.2

Asset Allocation (% of fund’s net assets)

To match the NASDAQ Composite® Index, Fidelity Nasdaq Composite Index Fund seeks 100% invest ment exposure to stocks at all times.

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10

Investments November 30, 2005

Showing Percentage of Net Assets

Common Stocks 99.9%

	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 14.1%
Auto Components 0.2%
Aftermarket Technology Corp. (a)	1,260	$25,830
Ballard Power Systems, Inc. (a)	4,599	20,384
China Automotive Systems, Inc. (a)	889	6,179
Dura Automotive Systems, Inc. Class A (a)	1,298	3,336
Exide Technologies (a)	915	3,303
GenTek, Inc.	356	5,781
Gentex Corp.	5,800	109,214
Hayes Lemmerz International, Inc. (a)	1,153	3,505
IMPCO Technologies, Inc. (a)	1,896	9,859
Keystone Automotive Industries, Inc. (a)	826	23,128
LKQ Corp. (a)	956	31,156
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	1,665	4,246
R&B, Inc. (a)	1,161	13,735
Shiloh Industries, Inc. (a)	763	10,087
Sports Resorts International, Inc. (a)	2,474	2,103
Strattec Security Corp. (a)	224	10,875
		282,721
Automobiles – 0.0%
Nissan Motor Co. Ltd. sponsored ADR	1,230	25,227
Distributors – 0.1%
Andersons, Inc.	531	21,851
Audiovox Corp. Class A (a)	1,039	14,390
Building Material Holding Corp.	518	42,647
Source Interlink Companies, Inc. (a)	1,455	15,976
		94,864
Diversified Consumer Services – 0.9%
Alderwoods Group, Inc. (a)	1,131	16,988
Apollo Group, Inc. Class A (a)	6,694	476,613
Bright Horizons Family Solutions, Inc. (a)	1,011	35,769
Career Education Corp. (a)	3,735	139,316
Corinthian Colleges, Inc. (a)	3,131	37,916
Educate, Inc. (a)	1,555	17,027
Education Management Corp. (a)	2,549	86,029
Escala Group, Inc. (a)(d)	1,134	18,768
Laureate Education, Inc. (a)	1,627	82,277
Lincoln Educational Services Corp.	797	11,238
Matthews International Corp. Class A	1,229	48,287
Princeton Review, Inc. (a)	1,934	10,347
Steiner Leisure Ltd. (a)	784	29,463
Stewart Enterprises, Inc. Class A	4,886	24,919

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Diversified Consumer Services – continued
Strayer Education, Inc.	506	$50,499
Vertrue, Inc. (a)	504	18,210
		1,103,666
Hotels, Restaurants & Leisure 2.0%
AFC Enterprises, Inc.	965	11,831
Ambassadors Group, Inc.	918	23,033
Ameristar Casinos, Inc.	2,139	50,459
Applebee’s International, Inc.	2,701	61,907
BJ’s Restaurants, Inc. (a)	1,123	26,660
Bob Evans Farms, Inc.	1,243	30,056
Buffalo Wild Wings, Inc. (a)	409	11,542
California Pizza Kitchen, Inc. (a)	742	24,323
Caribou Coffee Co., Inc.	583	5,888
CBRL Group, Inc.	1,599	59,147
Churchill Downs, Inc.	644	24,395
Cosi, Inc. (a)	2,163	18,905
Ctrip.com International Ltd. sponsored ADR	283	16,496
Denny’s Corp. (a)	3,239	15,806
Empire Resorts, Inc. (a)	957	5,694
Great Wolf Resorts, Inc.	706	6,862
International Speedway Corp. Class A	969	52,878
Isle of Capri Casinos, Inc. (a)	1,243	33,710
Lone Star Steakhouse & Saloon, Inc.	812	18,814
Magna Entertainment Corp. Class A (sub. vtg.) (a)	3,086	23,361
McCormick & Schmick’s Seafood Restaurants (a)	743	17,639
Mikohn Gaming Corp. (a)	1,204	12,052
Monarch Casino & Resort, Inc. (a)	911	19,486
MTR Gaming Group, Inc. (a)	1,507	11,242
Multimedia Games, Inc. (a)	1,026	10,445
O’Charleys, Inc. (a)	955	13,857
P.F. Chang’s China Bistro, Inc. (a)	1,111	57,161
Panera Bread Co. Class A (a)	1,230	83,640
Papa John’s International, Inc. (a)	756	41,172
Penn National Gaming, Inc. (a)	3,051	101,202
Rare Hospitality International, Inc. (a)	1,257	40,262
Red Robin Gourmet Burgers, Inc. (a)	742	40,736
Ruth’s Chris Steak House, Inc.	602	10,643
Ryan’s Restaurant Group, Inc. (a)	1,920	22,829
Scientific Games Corp. Class A (a)	3,199	90,628
Shuffle Master, Inc. (a)	1,360	38,094

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure continued
Sonic Corp. (a)	2,056	$60,837
Starbucks Corp. (a)	28,616	871,357
Sunterra Corp. (a)	457	5,370
Texas Roadhouse, Inc. Class A (a)	2,206	33,311
The Cheesecake Factory, Inc. (a)	2,856	104,644
Trump Entertainment Resorts, Inc. (a)	892	16,252
Wynn Resorts Ltd. (a)(d)	3,606	201,323
		2,425,949
Household Durables – 0.4%
Avatar Holdings, Inc. (a)	476	27,042
Bassett Furniture Industries, Inc.	803	14,478
Brillian Corp. (a)	332	1,872
California Coastal Communities, Inc. (a)	698	27,417
Comstock Homebuilding Companies, Inc. Class A	318	4,888
Craftmade International, Inc.	630	11,340
Dixie Group, Inc. (a)	1,026	14,364
Dominion Homes, Inc. (a)	493	4,905
Dorel Industries, Inc. Class B (sub. vtg.) (a)	969	23,402
Flexsteel Industries, Inc.	829	11,581
Garmin Ltd.	3,916	215,772
Helen of Troy Ltd. (a)	1,005	18,110
Hooker Furniture Corp.	731	11,345
Interface, Inc. Class A (a)	2,698	22,474
iRobot Corp. (d)	856	24,944
Kimball International, Inc. Class B	1,330	14,165
Lifetime Brands, Inc.	502	10,924
Makita Corp. sponsored ADR	278	6,867
Palm Harbor Homes, Inc. (a)(d)	1,047	19,715
Stanley Furniture Co., Inc.	844	21,016
Universal Electronics, Inc. (a)	466	8,080
		514,701
Internet & Catalog Retail 3.2%
1-800 CONTACTS, Inc. (a)	647	7,046
1-800-FLOWERS.com, Inc. Class A (a)	1,679	11,686
Alloy, Inc. (a)	2,348	14,393
Amazon.com, Inc. (a)	14,911	722,587
Audible, Inc. (a)	731	9,430
Blue Nile, Inc. (a)	639	26,512
Coldwater Creek, Inc. (a)	1,981	62,203
Drugstore.com, Inc. (a)	3,044	9,345

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Internet & Catalog Retail continued
eBay, Inc. (a)	49,241	$ 2,206,489
eCost.com, Inc. (a)	637	847
Expedia, Inc. (a)	11,401	282,631
GSI Commerce, Inc. (a)	1,735	28,870
IAC/InterActiveCorp (a)	10,684	294,985
Insight Enterprises, Inc. (a)	2,022	42,118
J. Jill Group, Inc. (a)	972	17,797
Netflix, Inc. (a)(d)	1,911	52,629
NutriSystem, Inc. (a)	1,144	44,536
Overstock.com, Inc. (a)(d)	728	27,089
PC Mall, Inc. (a)	527	2,598
PetMed Express, Inc. (a)	1,150	13,547
Priceline.com, Inc. (a)	1,431	34,373
Provide Commerce, Inc. (a)	409	11,804
Stamps.com, Inc. (a)	646	15,149
ValueVision Media, Inc. Class A (a)	1,525	16,928
VistaPrint Ltd.	1,500	27,240
		3,982,832
Leisure Equipment & Products – 0.1%
Arctic Cat, Inc.	742	15,567
Concord Camera Corp. (a)	1,399	1,777
JAKKS Pacific, Inc. (a)	1,162	23,682
Radica Games Ltd.	790	7,055
RC2 Corp. (a)	826	29,191
SCP Pool Corp.	1,976	76,926
		154,198
Media – 3.9%
ACME Communications, Inc. (a)	1,707	6,930
Beasley Broadcast Group, Inc. Class A (a)	885	12,408
Cadmus Communications Corp.	448	9,041
Carmike Cinemas, Inc.	574	15,108
Central European Media Enterprises Ltd. Class A (a)	839	45,373
Charter Communications, Inc. Class A (a)	11,965	14,238
CKX, Inc. (a)	2,884	37,377
Comcast Corp.:
Class A (a)	50,047	1,321,241
Class A (special) (a)	29,247	761,592
Courier Corp.	394	13,865
Crown Media Holdings, Inc. Class A (a)	3,464	36,026
Cumulus Media, Inc. Class A (a)	1,913	23,626

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
Discovery Holding Co. Class A (a)	9,655	$150,715
EchoStar Communications Corp. Class A	8,133	210,157
EMAK Worldwide, Inc. (a)	952	6,455
Emmis Communications Corp. Class A (a)	1,109	23,112
Fisher Communications, Inc. (a)	350	15,929
Focus Media Holding Ltd. ADR	239	7,074
Gemstar-TV Guide International, Inc. (a)	15,706	41,621
Global Sources Ltd.	1,147	10,392
Harris Interactive, Inc. (a)	2,558	10,181
IMAX Corp. (a)(d)	1,489	12,714
Insight Communications, Inc. Class A (a)	2,264	26,353
Knology, Inc. (a)	1,858	3,660
Lamar Advertising Co. Class A (a)	3,248	150,545
Liberty Global, Inc.:
Class A	8,310	185,396
Class B	195	4,583
Class C (a)	8,505	176,649
LodgeNet Entertainment Corp. (a)	1,078	14,779
MDC Partners, Inc. Class A (sub. vtg.) (a)	867	4,876
Mediacom Communications Corp. Class A (a)	3,908	20,361
Morningstar, Inc.	1,375	44,069
Navarre Corp. (a)(d)	1,362	7,886
New Frontier Media, Inc. (a)	1,382	8,582
NTL, Inc. (a)	3,233	188,258
Outdoor Channel Holdings, Inc. (a)	874	13,975
Pixar (a)	4,366	242,051
Private Media Group, Inc. (a)	2,193	5,044
Radio One, Inc.:
Class A (a)	874	9,736
Class D (non-vtg.) (a)	2,974	32,892
RCN Corp. (a)	1,144	24,951
Regent Communication, Inc. (a)	2,446	12,206
Reuters Group PLC sponsored ADR	811	33,575
Salem Communications Corp. Class A (a)	745	14,230
Scholastic Corp. (a)	1,369	45,547
Sinclair Broadcast Group, Inc. Class A	1,906	18,336
Sirius Satellite Radio, Inc. (a)(d)	48,074	343,729
Spanish Broadcasting System, Inc. Class A (a)	1,665	8,025
TiVo, Inc. (a)	2,782	14,967
Value Line, Inc.	392	15,798
WorldSpace, Inc. Class A	690	7,542

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
WPP Group PLC sponsored ADR	886	$43,547
WPT Enterprises, Inc. (a)	703	4,809
XM Satellite Radio Holdings, Inc. Class A (a)	8,092	236,772
Young Broadcasting, Inc. Class A (a)	818	1,538
		4,750,442
Multiline Retail – 0.7%
Conn’s, Inc. (a)	1,033	34,926
Dollar Tree Stores, Inc. (a)	4,235	97,236
Fred’s, Inc. Class A	1,751	29,084
Sears Holdings Corp. (a)	5,872	675,397
The Bon-Ton Stores, Inc.	921	17,011
Tuesday Morning Corp.	1,557	42,491
		896,145
Specialty Retail – 2.3%
AC Moore Arts & Crafts, Inc. (a)	812	11,620
America’s Car Mart, Inc. (a)	915	14,750
American Eagle Outfitters, Inc.	5,472	124,543
bebe Stores, Inc.	3,215	51,987
Bed Bath & Beyond, Inc. (a)	10,762	459,107
Big 5 Sporting Goods Corp.	997	24,018
Cache, Inc. (a)	645	10,855
Casual Male Retail Group, Inc. (a)	1,805	11,155
Charlotte Russe Holding, Inc. (a)	1,039	19,429
Charming Shoppes, Inc. (a)	4,816	56,588
Citi Trends, Inc.	574	20,440
Cost Plus, Inc. (a)	798	14,667
Deb Shops, Inc.	686	19,949
Dress Barn, Inc. (a)	1,229	41,024
Finish Line, Inc. Class A	1,764	30,447
Goody’s Family Clothing, Inc.	1,535	14,352
Guitar Center, Inc. (a)	896	47,255
Gymboree Corp. (a)	1,092	24,636
Hibbett Sporting Goods, Inc. (a)	1,453	43,532
Hot Topic, Inc. (a)	1,795	27,823
Jos. A. Bank Clothiers, Inc. (a)	472	23,605
Kirkland’s, Inc. (a)	860	5,676
Monro Muffler Brake, Inc.	714	22,034
Movie Gallery, Inc.	1,246	6,143
O’Reilly Automotive, Inc. (a)	3,887	118,320
Pacific Sunwear of California, Inc. (a)	2,617	69,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Party City Corp. (a)	791	$13,534
PETCO Animal Supplies, Inc. (a)	2,064	43,819
PETsMART, Inc.	5,359	127,651
Pomeroy IT Solutions, Inc. (a)	896	7,213
Rent-A Center, Inc. (a)	2,841	55,542
Restoration Hardware, Inc. (a)	1,906	11,150
Ross Stores, Inc.	5,286	145,365
Select Comfort Corp. (a)	1,271	30,466
Sharper Image Corp. (a)	619	6,283
Shoe Carnival, Inc. (a)	783	16,059
Stage Stores, Inc.	1,072	32,064
Staples, Inc.	26,815	619,427
Stein Mart, Inc.	1,654	28,614
The Children’s Place Retail Stores, Inc. (a)	1,131	56,098
The Pantry, Inc. (a)	658	27,044
Tractor Supply Co. (a)	1,612	86,822
Trans World Entertainment Corp. (a)	441	2,880
Tweeter Home Entertainment Group, Inc. (a)	1,535	8,627
Urban Outfitters, Inc. (a)	5,874	181,272
Volcom, Inc.	789	26,802
West Marine, Inc. (a)	843	11,195
Wet Seal, Inc. Class A (a)	1,316	6,606
Wilsons Leather Experts, Inc. (a)	1,493	6,644
Zumiez, Inc.	444	17,569
		2,881,947
Textiles, Apparel & Luxury Goods – 0.3%
Charles & Colvard Ltd.	561	15,125
Cherokee, Inc.	612	21,145
Columbia Sportswear Co. (a)	1,445	67,164
Deckers Outdoor Corp. (a)	381	8,774
Fossil, Inc. (a)	2,715	54,137
Iconix Brand Group, Inc. (a)	1,705	15,925
K-Swiss, Inc. Class A	983	30,699
Perry Ellis International, Inc. (a)	462	9,300
Quaker Fabric Corp. (a)	1,948	5,221
Steven Madden Ltd	616	16,774
Tandy Brands Accessories, Inc.	944	11,507
True Religion Apparel, Inc. (a)(d)	889	11,779
Under Armour, Inc. Class A	1,100	24,893
Velcro Industries NV	1,056	14,256

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Textiles, Apparel & Luxury Goods – continued
Wacoal Holdings Corp. sponsored ADR	91	$6,127
Warnaco Group, Inc. (a)	1,697	41,695
Weyco Group, Inc.	836	16,143
		370,664

TOTAL CONSUMER DISCRETIONARY		17,483,356

CONSUMER STAPLES 1.7%
Beverages – 0.1%
Coca-Cola Bottling Co. Consolidated	294	13,524
Hansen Natural Corp. (a)	1,039	80,678
Kirin Brewery Co. Ltd. sponsored ADR	897	9,562
MGP Ingredients, Inc.	1,166	13,141
		116,905
Food & Staples Retailing – 1.2%
Arden Group, Inc. Class A	250	21,810
Casey’s General Stores, Inc.	1,749	40,262
Central European Distribution Corp. (a)	686	29,985
Costco Wholesale Corp.	17,483	873,800
Fresh Brands, Inc. (a)	1,042	6,346
Ingles Markets, Inc. Class A	1,110	18,692
Nash-Finch Co.	294	7,900
Pathmark Stores, Inc. (a)	1,735	18,669
Performance Food Group Co. (a)	1,445	41,038
Spartan Stores, Inc. (a)	1,465	14,665
Topps Co., Inc.	1,791	14,221
United Natural Foods, Inc. (a)	1,410	39,593
Whole Foods Market, Inc.	2,341	344,782
Wild Oats Markets, Inc. (a)	1,483	17,915
		1,489,678
Food Products 0.3%
Alico, Inc.	236	10,811
Bridgford Foods Corp. (a)	1,777	12,475
Cal-Maine Foods, Inc.	1,044	6,535
Diamond Foods, Inc.	1,167	19,080
Farmer Brothers Co.	700	14,259
Gold Kist, Inc. Delaware (a)	1,823	29,022
Green Mountain Coffee Roasters, Inc. (a)	296	12,142
Hain Celestial Group, Inc. (a)	1,355	30,257
J&J Snack Foods Corp.	406	24,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food Products – continued
Lancaster Colony Corp.	1,061	$41,379
Lance, Inc.	1,399	25,658
Peet’s Coffee & Tea, Inc. (a)	602	18,692
Premium Standard Farms, Inc.	1,037	17,266
Sanderson Farms, Inc.	728	25,931
SunOpta, Inc. (a)	2,665	14,348
		302,515
Household Products – 0.0%
Central Garden & Pet Co. Class A (a)	616	27,116
WD 40 Co.	630	17,306
		44,422
Personal Products 0.1%
Chattem, Inc. (a)	952	30,245
Elizabeth Arden, Inc. (a)	854	16,260
Inter Parfums, Inc.	867	14,358
Mannatech, Inc.	1,075	14,018
Nature’s Sunshine Products, Inc.	576	10,604
Parlux Fragrances, Inc. (a)	527	15,167
Reliv International, Inc.	565	5,526
USANA Health Sciences, Inc. (a)	756	29,847
		136,025
Tobacco 0.0%
Star Scientific, Inc. (a)	3,027	7,870

TOTAL CONSUMER STAPLES		2,097,415

ENERGY 1.1%
Energy Equipment & Services – 0.5%
Bronco Drilling Co., Inc.	638	15,631
Cal Dive International, Inc. (a)	1,257	91,271
Dawson Geophysical Co. (a)	321	9,874
Global Industries Ltd. (a)	4,329	51,299
Gulf Island Fabrication, Inc.	461	11,456
Gulfmark Offshore, Inc. (a)	952	31,778
Hercules Offshore, Inc. (a)	1,123	30,186
Hydril Co. (a)	588	37,691
Lufkin Industries, Inc.	572	25,597
Patterson-UTI Energy, Inc.	6,126	191,376
Stolt Offshore SA sponsored ADR (a)	2,277	23,704
Superior Well Services, Inc.	797	16,785

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Energy Equipment & Services – continued
Tesco Corp. (a)	1,563	$28,903
Trico Marine Services, Inc. (a)	500	12,455
Union Drilling, Inc.	745	10,847
		588,853
Oil, Gas & Consumable Fuels – 0.6%
Alliance Resource Partners LP	1,011	40,238
APCO Argentina, Inc.	421	21,597
Atlas America, Inc. (a)	388	21,938
ATP Oil & Gas Corp. (a)	1,088	39,288
Brigham Exploration Co. (a)	2,050	25,092
Canada Southern Petroleum Ltd. (ltd. vtg.) (a)	1,113	6,441
Carrizo Oil & Gas, Inc. (a)	737	18,668
Clayton Williams Energy, Inc. (a)	434	16,522
Copano Energy LLC	361	13,534
Crosstex Energy, Inc.	641	41,902
Delta Petroleum Corp. (a)	1,486	23,925
Dorchester Minerals LP	1,089	28,793
Double Eagle Petroleum Co. (a)	733	14,315
Edge Petroleum Corp. (a)	449	10,983
Enterra Energy Trust (d)	1,018	20,597
FX Energy, Inc. (a)	2,037	23,344
GMX Resources, Inc. (a)	609	16,814
Golar LNG Ltd. (Nasdaq) (a)	2,134	25,224
Inergy LP	868	21,917
Ivanhoe Energy, Inc. (a)	5,536	8,306
James River Coal Co. (a)	444	18,692
Knightsbridge Tankers Ltd. (d)	434	12,508
Marine Petroleum Trust	514	15,574
NGAS Resources, Inc. (a)	1,217	13,728
Pacific Ethanol, Inc. (a)	936	10,081
Parallel Petroleum Corp. (a)	1,790	29,374
Petrohawk Energy Corp. (a)	2,504	33,328
Petroleum Development Corp. (a)	771	26,021
Petroquest Energy, Inc. (a)	1,287	11,750
Resource America, Inc. Class A	640	10,714
Syntroleum Corp. (a)	2,496	20,143
TC Pipelines LP	588	18,816
The Exploration Co. of Delaware, Inc. (a)	2,418	15,088
Top Tankers, Inc.	1,399	18,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Toreador Resources Corp. (a)	781	$17,799
Warren Resources, Inc.	946	14,843
		726,294

TOTAL ENERGY		1,315,147

FINANCIALS – 10.8%
Capital Markets 1.4%
American Capital Strategies Ltd.	3,956	151,752
Ameritrade Holding Corp. (a)	14,660	342,458
Calamos Asset Management, Inc. Class A	570	15,447
Capital Southwest Corp.	125	11,589
FirstCity Financial Corp. (a)	811	9,375
GFI Group, Inc.	962	42,847
Harris & Harris Group, Inc. (a)	1,153	15,346
Investors Financial Services Corp.	2,352	88,788
KHD Humboldt Wedag International Ltd. (a)	840	17,867
Knight Capital Group, Inc. Class A (a)	4,564	46,188
MarketAxess Holdings, Inc.	797	9,731
Northern Trust Corp.	7,660	403,605
optionsXpress Holdings, Inc.	2,209	54,143
Sanders Morris Harris Group, Inc.	913	15,585
SEI Investments Co.	3,790	154,822
T. Rowe Price Group, Inc.	4,707	338,669
TradeStation Group, Inc. (a)	1,693	20,164
		1,738,376
Commercial Banks – 5.6%
1st Source Corp.	952	24,057
1st State Bancorp, Inc.	264	9,464
ABC Bancorp	435	8,752
Abington Community Bancorp, Inc.	692	8,975
Alabama National Bancorp, Delaware	562	37,261
Alliance Financial Corp.	324	10,067
Amcore Financial, Inc.	728	22,765
Amegy Bancorp, Inc.	2,139	51,079
American National Bankshares, Inc.	485	10,927
American River Bankshares	712	16,590
AmericanWest Bancorp (a)	739	17,034
Ames National Corp.	333	9,237
Arrow Financial Corp.	825	23,224

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Associated Banc-Corp.	5,018	$164,490
Banc Corp. (a)	756	8,936
BancFirst Corp.	280	22,319
Bancorp Rhode Island, Inc.	349	11,918
Bancorp, Inc., Delaware (a)	574	10,504
BancTrust Financial Group, Inc.	416	8,395
Bank of Granite Corp.	770	14,784
Bank of Marin, California	322	10,806
Bank of the Ozarks, Inc.	672	24,931
BankFinancial Corp.	1,133	16,666
Banner Corp.	686	21,636
BNC Bancorp	888	16,574
BOK Financial Corp.	2,043	97,186
Boston Private Financial Holdings, Inc.	770	23,870
Capital Bank Corp.	913	13,786
Capital City Bank Group, Inc.	506	19,461
Capital Corp. of the West	381	13,167
Cardinal Financial Corp.	1,194	13,074
Cascade Bancorp	946	22,269
Cascade Financial Corp.	981	17,992
Cathay General Bancorp	1,821	69,198
Cavalry Bancorp, Inc.	488	11,922
Centennial Bank Holdings, Inc., Delaware (a)	2,200	27,280
Center Bancorp, Inc.	984	10,706
Center Financial Corp., California	239	5,999
Centerstate Banks of Florida, Inc.	293	9,962
Central Coast Bancorp (a)	1,058	26,048
Century Bancorp, Inc. Class A (non-vtg.)	462	13,860
Chemical Financial Corp.	867	28,021
Citizens & Northern Corp.	291	8,133
Citizens Banking Corp., Michigan	1,417	41,929
City Holding Co.	532	19,407
CNB Financial Corp., Pennsylvania (d)	654	9,653
CoBiz, Inc.	1,244	23,661
Colony Bankcorp, Inc.	380	9,728
Columbia Bancorp	518	21,347
Columbia Bancorp, Oregon	332	7,231
Columbia Banking Systems, Inc.	757	21,839
Commerce Bancshares, Inc.	2,292	118,611
Commercial Bankshares, Inc.	500	18,930
Community Bancorp, Inc.	433	14,852

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Community Bank of Nevada	220	$7,121
Community Banks, Inc.	1,100	32,274
Community Trust Bancorp, Inc.	546	17,963
Compass Bancshares, Inc.	4,200	203,532
CVB Financial Corp.	2,163	43,563
Eagle Bancorp, Inc., Maryland	489	11,614
East West Bancorp, Inc.	1,842	69,701
Eastern Virgina Bankshares, Inc.	264	5,550
Enterprise Financial Services Corp.	796	17,998
Farmers Capital Bank Corp.	504	16,304
Fidelity Southern Corp.	1,095	19,228
Fifth Third Bancorp	19,951	803,427
Financial Institutions, Inc.	619	12,498
First Bancorp, North Carolina	672	14,804
First Charter Corp.	1,187	29,722
First Citizen Bancshares, Inc.	280	52,492
First Citizens Banc Corp.	686	14,104
First Community Bancorp, California	574	29,710
First Community Bancshares, Inc.	322	9,943
First Financial Bancorp, Ohio	1,833	35,285
First Financial Bankshares, Inc.	641	23,839
First Financial Corp., Indiana	504	13,800
First Indiana Corp.	868	30,337
First M&F Corp.	252	8,631
First Mariner Bancorp, Inc. (a)	815	14,442
First Merchants Corp.	546	14,125
First Midwest Bancorp, Inc., Delaware	1,683	62,995
First National Lincoln Corp., Maine	603	11,065
First Oak Brook Bancshares, Inc.	546	15,102
First of Long Island Corp.	406	18,270
First Regional Bancorp (a)	306	21,775
First South Bancorp, Inc., Virginia	321	12,198
First State Bancorp.	353	8,733
First United Corp.	530	10,668
Firstbank Corp., Michigan	291	6,999
FirstMerit Corp.	2,687	71,635
Flag Financial Corp.	1,051	16,921
FNB Corp., North Carolina	375	6,799
FNB Corp., Virginia	546	16,844
FNB Financial Services Corp.	304	4,785
Foothill Independent Bancorp	365	8,745

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Frontier Financial Corp., Washington	560	$18,133
Fulton Financial Corp.	5,233	90,950
Gateway Financial Holdings, Inc.	662	11,439
GB&T Bancshares, Inc.	700	15,757
German American Bancorp	1,139	15,365
Glacier Bancorp, Inc.	947	31,175
Gold Banc Corp., Inc.	1,524	27,584
Great Southern Bancorp, Inc.	499	15,175
Greater Bay Bancorp	1,837	48,938
Greater Community Bancorp	730	10,768
Greene County Bancshares, Inc.	168	4,684
Grupo Financiero Galicia SA sponsored ADR (a)	1,705	12,515
Hancock Holding Co.	1,206	46,407
Hanmi Financial Corp.	1,800	33,534
Harleysville National Corp., Pennsylvania	780	16,474
Heartland Financial USA, Inc.	672	13,736
Heritage Commerce Corp.	657	14,428
Huntington Bancshares, Inc.	7,854	188,182
IBERIABANK Corp.	325	17,846
Independent Bank Corp., Massachusetts	560	16,369
Independent Bank Corp., Michigan	649	18,931
Integra Bank Corp.	770	16,517
Interchange Financial Services Corp.	1,067	19,195
International Bancshares Corp.	2,462	73,860
Investors Bancorp, Inc.	4,200	45,276
Lakeland Bancorp, Inc.	1,022	15,483
Lakeland Financial Corp.	492	21,377
Leesport Financial Corp.	376	8,725
LNB Bancorp, Inc.	828	14,995
LSB Bancshares, Inc.	941	16,797
Macatawa Bank Corp.	305	11,633
Main Street Banks, Inc.	616	17,106
MainSource Financial Group, Inc.	367	6,639
MB Financial, Inc.	1,170	43,945
MBT Financial Corp.	952	17,041
Mercantile Bank Corp.	220	8,800
Mercantile Bankshares Corp.	2,744	163,021
Merchants Bancshares, Inc.	645	16,770
Metrocorp Bancshares, Inc.	420	11,466
Mid-State Bancshares	812	22,663
Midwest Banc Holdings, Inc.	1,215	27,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Nara Bancorp, Inc.	844	$15,800
National Bankshares, Inc.	380	17,509
National Penn Bancshares, Inc.	1,351	27,817
NBT Bancorp, Inc.	1,173	26,827
North Valley Bancorp	531	9,308
Northern Empire Bancshares	336	9,022
Northern States Financial Corp.	367	6,918
Northrim Bancorp, Inc.	334	8,033
Old Point Financial Corp.	337	9,884
Old Second Bancorp, Inc.	444	14,736
Omega Financial Corp.	454	13,316
Pacific Capital Bancorp	1,345	50,195
Pacific Continental Corp.	828	13,041
Penns Woods Bancorp, Inc.	434	16,631
Pennsylvania Communication Bancorp, Inc. (a)	352	11,630
Peoples Bancorp, Inc.	462	13,407
Pinnacle Financial Partners, Inc. (a)	621	15,463
Placer Sierra Bancshares	225	6,413
Popular, Inc.	9,131	202,526
Preferred Bank, Los Angeles California	325	14,251
PremierWest Bancorp	611	8,523
PrivateBancorp, Inc.	756	27,889
Prosperity Bancshares, Inc.	602	18,421
Provident Bankshares Corp.	1,104	39,347
Renasant Corp.	776	24,646
Republic Bancorp, Inc.	2,797	34,739
Republic Bancorp, Inc., Kentucky Class A	929	19,082
Republic First Bancorp, Inc.	598	7,266
Royal Bancshares of Pennsylvania, Inc. Class A	640	15,302
S&T Bancorp, Inc.	840	32,290
S.Y. Bancorp, Inc.	1,001	23,894
Sandy Spring Bancorp, Inc.	420	15,557
SCBT Financial Corp.	223	7,433
Seacoast Banking Corp., Florida	798	19,375
Security Bank Corp., Georgia	803	20,027
Shore Bancshares, Inc.	534	17,665
Sierra Bancorp	794	18,302
Signature Bank, New York (a)	933	26,861
Simmons First National Corp. Class A	700	19,614
Sky Financial Group, Inc.	3,415	101,357
Slade’s Ferry Bancorp	143	2,624

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
South Financial Group, Inc.	2,853	$84,649
Southern Community Financial Corp.	1,507	14,166
Southside Bancshares, Inc.	490	9,805
Southwest Bancorp, Inc., Oklahoma	896	20,223
Southwest Community Bancorp	351	10,863
State National Bancshares, Inc.	374	9,986
Sterling Bancshares, Inc.	1,805	28,140
Sterling Financial Corp., Pennsylvania	1,100	23,309
Sterling Financial Corp., Washington	1,237	32,286
Suffolk Bancorp	364	12,114
Summit Bancshares, Inc.	467	8,574
Summit Financial Group, Inc.	366	8,788
Sun Bancorp, Inc., New Jersey	617	12,235
Susquehanna Bancshares, Inc., Pennsylvania	1,498	36,731
SVB Financial Group (a)	1,257	60,449
Taylor Capital Group, Inc.	262	10,268
Texas Capital Bancshares, Inc. (a)	1,229	29,668
Texas Regional Bancshares, Inc. Class A	1,445	42,122
Texas United Bancshares, Inc.	406	7,714
TIB Financial Corp.	393	12,714
Trico Bancshares	924	21,880
Trustco Bank Corp., New York	2,782	36,110
Trustmark Corp.	1,641	46,933
UCBH Holdings, Inc.	2,977	52,514
UMB Financial Corp.	908	60,273
Umpqua Holdings Corp.	1,918	50,674
Union Bankshares Corp.	544	26,204
United Bankshares, Inc., West Virginia	1,271	48,031
United Community Banks, Inc., Georgia	1,354	38,657
United Security Bancshares, Inc.	434	12,747
United Security Bancshares, California	418	13,012
Univest Corp. of Pennsylvania	852	21,862
Unizan Financial Corp.	840	22,117
Vail Banks, Inc.	640	8,934
Vineyard National Bancorp	408	11,901
Virginia Commerce Bancorp, Inc. (a)	830	24,385
Virginia Financial Group, Inc.	434	16,318
Washington Trust Bancorp, Inc.	644	18,051
WesBanco, Inc.	630	20,160
West Bancorp., Inc.	1,268	24,713
West Coast Bancorp, Oregon	742	19,552

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Westamerica Bancorp.	1,201	$65,623
Western Sierra Bancorp (a)	560	19,611
Whitney Holding Corp.	2,197	64,372
Wilshire Bancorp, Inc.	955	16,245
Wintrust Financial Corp.	984	55,281
Yadkin Valley Bank & Trust Co.	1,126	15,502
Yardville National Bancorp	658	22,971
Zions Bancorp	3,066	231,882
		6,977,460
Consumer Finance – 0.3%
ACE Cash Express, Inc. (a)	223	5,314
Advanta Corp.:
Class A	440	13,477
Class B	669	21,662
Asta Funding, Inc.	474	11,746
Collegiate Funding Services, Inc. (a)	1,061	16,191
CompuCredit Corp. (a)	1,896	74,077
Dollar Financial Corp.	194	2,307
First Cash Financial Services, Inc. (a)	733	21,257
QC Holdings, Inc. (a)	771	9,190
United Panam Financial Corp. (a)	742	17,385
WFS Financial, Inc. (a)	1,515	117,594
World Acceptance Corp. (a)	868	23,905
		334,105
Diversified Financial Services – 0.2%
Asset Acceptance Capital Corp. (a)	1,348	27,513
Elron Electronic Industries Ltd.	1,549	16,729
Encore Capital Group, Inc. (a)	1,317	21,572
eSpeed, Inc. Class A (a)	1,260	10,798
EuroBancshares, Inc. (a)	408	5,157
First Albany Companies, Inc.	987	6,702
Instinet Group, Inc.	14,808	75,077
Marlin Business Services Corp. (a)	560	12,718
Medallion Financial Corp.	1,022	10,251
The Nasdaq Stock Market, Inc. (a)	2,809	109,916
		296,433
Insurance – 1.5%
Affirmative Insurance Holdings, Inc.	532	7,182
Alfa Corp.	2,859	49,832
American National Insurance Co.	969	113,509

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – continued
American Physicians Capital, Inc. (a)	532	$24,179
Arch Capital Group Ltd. (a)	1,227	64,368
Argonaut Group, Inc. (a)	1,271	40,418
Baldwin & Lyons, Inc. Class B	728	18,251
Brooke Corp.	766	10,916
Ceres Group, Inc. (a)	2,824	14,120
Cincinnati Financial Corp.	6,306	280,806
Direct General Corp.	630	10,767
Donegal Group, Inc. Class A	266	6,445
EMC Insurance Group	703	13,751
Enstar Group, Inc. (a)	181	12,884
Erie Indemnity Co. Class A	2,162	114,586
FPIC Insurance Group, Inc. (a)	269	10,190
Harleysville Group, Inc.	1,159	31,652
Infinity Property & Casualty Corp.	770	28,452
IPC Holdings Ltd.	2,267	66,196
James River Group, Inc.	580	10,881
Kansas City Life Insurance Co.	476	24,028
Max Re Capital Ltd.	1,669	44,562
Millea Holdings, Inc. sponsored ADR	714	58,655
National Interstate Corp.	479	8,737
National Western Life Insurance Co. Class A	112	24,640
Navigators Group, Inc. (a)	420	16,972
Ohio Casualty Corp.	2,316	68,554
Philadelphia Consolidated Holdings Corp. (a)	784	75,977
PMA Capital Corp. Class A (a)	1,479	13,134
Presidential Life Corp.	1,344	25,926
Quanta Capital Holdings Ltd. (a)	2,018	8,455
SAFECO Corp.	4,738	266,513
Safety Insurance Group, Inc.	506	20,296
SeaBright Insurance Holdings, Inc.	686	9,220
Selective Insurance Group, Inc.	984	55,074
State Auto Financial Corp.	1,501	51,679
The Midland Co.	770	29,106
Tower Group, Inc.	606	12,241
United America Indemnity Ltd. Class A (a)	794	15,046
United Fire & Casualty Co.	784	35,829
Universal American Financial Corp. (a)	2,292	33,830
USI Holdings Corp. (a)	1,805	25,270
		1,853,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Real Estate 0.2%
America First Apartment Investment, Inc.	1,056	$15,080
Capital Automotive (REIT) (SBI)	1,922	74,247
Elbit Medical Imaging Ltd.	1,583	24,537
Fieldstone Investment Corp.	1,753	19,634
Gladstone Commercial Corp.	528	8,823
Investors Real Estate Trust	2,306	21,699
Monmouth Real Estate Investment Corp. Class A	2,004	16,012
Origen Financial, Inc.	1,956	13,242
Tarragon Corp. (a)	941	18,698
		211,972
Thrifts & Mortgage Finance – 1.6%
Accredited Home Lenders Holding Co. (a)	840	36,389
Aether Holdings, Inc. (a)	2,642	9,194
Anchor BanCorp Wisconsin, Inc.	868	26,821
Bank Mutual Corp.	2,612	27,635
BankUnited Financial Corp. Class A	938	23,910
Beverly Hills Bancorp, Inc.	840	8,207
BFC Financial Corp. Class A (a)	1,438	8,153
Brookline Bancorp, Inc., Delaware	1,917	26,953
Camco Financial Corp.	1,075	15,211
Capital Crossing Bank (a)	255	8,361
Capitol Federal Financial	2,352	80,297
CFS Bancorp, Inc.	1,279	17,816
Charter Financial Corp., Georgia	700	24,542
Citizens First Bancorp, Inc., Delaware	756	17,093
Citizens South Banking Corp., Delaware	445	5,416
City Bank Lynnwood, Washington	476	16,398
Clifton Savings Bancorp, Inc.	931	9,580
Coastal Financial Corp.	949	12,745
Commercial Capital Bancorp, Inc.	1,961	32,709
Cooperative Bankshares, Inc.	393	8,253
Corus Bankshares, Inc.	868	51,021
Dime Community Bancshares, Inc.	1,428	21,149
ESB Financial Corp.	1,383	17,108
Fidelity Bankshares, Inc.	938	29,256
First Busey Corp.	798	16,774
First Defiance Financial Corp.	321	8,982
First Federal Bancshares of Arkansas, Inc.	395	9,875
First Financial Holdings, Inc.	462	14,109
First Niagara Financial Group, Inc.	3,836	55,584

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
First PacTrust Bancorp, Inc.	444	$12,321
First Place Financial Corp.	826	19,708
Flushing Financial Corp.	857	14,398
FMS Financial Corp.	745	12,814
Franklin Bank Corp. (a)	797	14,745
Harbor Florida Bancshares, Inc.	840	31,634
Heritage Financial Corp., Washington	266	6,381
HMN Financial, Inc.	213	6,302
Home Federal Bancorp, Inc., Delaware	742	9,646
Horizon Financial Corp.	490	11,099
Hudson City Bancorp, Inc.	20,637	245,787
Independence Community Bank Corp.	3,073	121,814
ITLA Capital Corp. (a)	101	5,297
Kearny Financial Corp.	2,627	33,232
KNBT Bancorp, Inc.	1,390	22,782
LSB Corp.	737	12,529
MAF Bancorp., Inc.	1,369	58,278
MASSBANK Corp.	295	9,588
MutualFirst Financial, Inc.	334	7,348
NASB Financial, Inc.	476	18,040
NetBank, Inc.	1,934	14,292
NewMil Bancorp, Inc.	570	17,328
North Central Bancshares, Inc.	263	10,178
Northwest Bancorp, Inc.	1,515	33,527
OceanFirst Financial Corp.	974	23,473
Pamrapo Bancorp, Inc.	641	13,621
Parkvale Financial Corp.	276	7,687
Partners Trust Financial Group, Inc.	1,763	21,156
Pennfed Financial Services, Inc.	517	9,947
People’s Bank, Connecticut	5,134	159,770
Provident Financial Holdings, Inc.	223	6,130
Provident New York Bancorp	1,494	17,315
Pulaski Financial Corp.	781	13,824
PVF Capital Corp.	290	3,132
Riverview Bancorp, Inc.	235	5,233
Rockville Financial, Inc. (a)	597	8,048
Severn Bancorp, Inc.	601	11,449
Sound Federal Bancorp, Inc.	1,234	24,347
Synergy Financial Group, Inc., New Jersey	902	11,040
TierOne Corp.	742	22,238
Timberland Bancorp, Inc.	364	8,503

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Triad Guaranty, Inc. (a)	518	$22,460
United Community Financial Corp., Ohio	1,280	15,091
Washington Federal, Inc.	3,063	74,339
Wauwatosa Holdings, Inc.	1,110	12,920
Willow Grove Bancorp, Inc.	1,085	17,013
WSFS Financial Corp.	262	16,558
		1,913,903

TOTAL FINANCIALS		13,325,378

HEALTH CARE – 14.5%
Biotechnology – 8.2%
Aastrom Biosciences, Inc. (a)	4,559	9,893
Abgenix, Inc. (a)	3,503	48,026
Accentia Biopharmaceutical, Inc.	867	5,714
AEterna Zentaris, Inc. (sub. vtg.) (a)	2,851	12,661
Affymetrix, Inc. (a)	2,204	108,525
Albany Molecular Research, Inc. (a)	1,302	15,936
Alexion Pharmaceuticals, Inc. (a)	1,019	19,881
Alkermes, Inc. (a)	3,604	65,521
Alnylam Pharmaceuticals, Inc. (a)	1,219	15,311
Amgen, Inc. (a)	45,100	3,649,943
Amylin Pharmaceuticals, Inc. (a)	4,074	152,408
Anadys Pharmaceuticals, Inc. (a)	1,368	13,010
Angiotech Pharmaceuticals, Inc. (a)	3,205	47,012
Antigenics, Inc. (a)(d)	1,875	10,256
Aphton Corp. (a)	2,108	822
Arena Pharmaceuticals, Inc. (a)	1,791	19,307
ARIAD Pharmaceuticals, Inc. (a)	1,721	10,619
ArQule, Inc. (a)	1,716	11,892
Array Biopharma, Inc. (a)	2,640	17,741
Avant Immunotherapeutics, Inc. (a)	6,672	11,943
Axonyx, Inc. (a)	1,772	1,595
BioCryst Pharmaceuticals, Inc. (a)	1,462	23,743
Bioenvision, Inc. (a)	1,315	7,206
Biogen Idec, Inc. (a)	12,630	540,690
BioMarin Pharmaceutical, Inc. (a)	2,572	25,051
Biopure Corp. Class A (a)	331	331
Celgene Corp. (a)	6,068	369,663
Cell Genesys, Inc. (a)	1,791	10,424
Cell Therapeutics, Inc. (a)(d)	2,484	5,216

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
Cephalon, Inc. (a)	2,008	$102,107
Cepheid, Inc. (a)	2,249	24,717
Chiron Corp. (a)	6,670	295,481
Ciphergen Biosystems, Inc. (a)	1,274	1,631
Coley Pharmaceutical Group, Inc.	1,091	17,412
Corgentech, Inc. (a)	904	2,061
Cotherix, Inc. (a)	1,291	16,021
Critical Therapeutics, Inc. (a)(d)	1,657	10,721
Crucell NV sponsored ADR (a)	436	11,484
Cubist Pharmaceuticals, Inc. (a)	1,941	43,886
CuraGen Corp. (a)	2,782	11,462
Curis, Inc. (a)	2,390	9,345
CV Therapeutics, Inc. (a)	1,870	46,245
Cytogen Corp. (a)	895	2,730
Cytokinetics, Inc. (a)	946	8,136
deCODE genetics, Inc. (a)	2,642	21,929
Dendreon Corp. (a)	2,106	12,446
Digene Corp. (a)	788	21,607
Discovery Partners International, Inc. (a)	1,990	4,677
Diversa Corp. (a)	2,120	10,854
DOV Pharmaceutical, Inc. (a)	871	12,577
Dyax Corp. (a)	1,399	6,142
Dynavax Technologies Corp. (a)	848	3,799
Encysive Pharmaceuticals, Inc. (a)	2,264	25,742
Enzon Pharmaceuticals, Inc. (a)	1,776	12,059
Exact Sciences Corp. (a)	888	1,296
Exelixis, Inc. (a)	3,226	26,066
Favrille, Inc.	194	669
Genaera Corp. (a)	2,669	3,817
Gene Logic, Inc. (a)	2,050	7,380
Genelabs Technologies, Inc. (a)	8,315	3,742
Genitope Corp. (a)	832	6,606
Genomic Health, Inc.	740	6,823
Genta, Inc. (a)	3,002	3,662
Genzyme Corp. (a)	9,218	685,266
Geron Corp. (a)	3,211	28,835
Gilead Sciences, Inc. (a)	16,438	833,242
GTx, Inc. (a)	1,382	10,821
Harvard Bioscience, Inc. (a)	1,875	7,219
Human Genome Sciences, Inc. (a)	5,121	47,369
Icagen, Inc.	250	1,575

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
ICOS Corp. (a)	2,422	$69,003
ID Biomedical Corp. (a)	1,606	47,514
Idenix Pharmaceuticals, Inc. (a)	1,707	35,437
Illumina, Inc. (a)	2,293	36,115
ImClone Systems, Inc. (a)	2,953	95,707
ImmunoGen, Inc. (a)	2,306	12,752
Immunomedics, Inc. (a)	2,348	4,766
Incyte Corp. (a)	3,226	17,937
Indevus Pharmaceuticals, Inc. (a)	2,306	9,247
Inhibitex, Inc. (a)	1,273	11,661
InterMune, Inc. (a)	1,358	19,623
Introgen Therapeutics, Inc. (a)(d)	1,479	9,140
Invitrogen Corp. (a)	1,851	123,369
Isis Pharmaceuticals, Inc. (a)	2,768	14,034
Kendle International, Inc. (a)	527	12,595
Keryx Biopharmaceuticals, Inc. (a)	1,914	26,585
Kosan Biosciences, Inc. (a)	1,628	11,787
La Jolla Pharmaceutical Co. (a)	2,008	1,365
Lexicon Genetics, Inc. (a)	3,100	11,718
Luminex Corp. (a)	1,735	18,183
MannKind Corp. (a)	2,085	27,042
Marshall Edwards, Inc. (a)(d)	2,098	16,071
Martek Biosciences (a)	1,091	28,595
Maxim Pharmaceuticals, Inc. (a)	1,536	1,889
Maxygen, Inc. (a)	1,595	11,771
Medarex, Inc. (a)	3,506	36,673
MedImmune, Inc. (a)	9,229	331,413
Memory Pharmaceuticals Corp. (a)(d)	3,000	6,360
Millennium Pharmaceuticals, Inc. (a)	11,310	118,868
Momenta Pharmaceuticals, Inc. (a)	1,039	22,962
Monogram Biosciences, Inc. (a)	5,981	10,706
Myogen, Inc. (a)	1,377	29,936
Myriad Genetics, Inc. (a)	1,327	25,492
Nabi Biopharmaceuticals (a)	2,081	6,680
Nanogen, Inc. (a)	1,369	3,861
Nektar Therapeutics (a)	3,485	58,618
Neopharm, Inc. (a)	1,028	9,704
Neose Technologies, Inc. (a)	1,246	2,181
Neurochem, Inc. (a)(d)	1,279	17,719
Neurocrine Biosciences, Inc. (a)	1,327	78,983
Neurogen Corp. (a)	1,735	12,908

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
Northfield Laboratories, Inc. (a)	1,298	$16,640
Novavax, Inc. (a)(d)	1,637	5,680
NPS Pharmaceuticals, Inc. (a)	1,465	16,979
Nuvelo, Inc. (a)	1,218	10,609
ONYX Pharmaceuticals, Inc. (a)	1,362	34,363
Orchid Cellmark, Inc. (a)	692	4,650
Orthologic Corp. (a)	2,446	10,151
Oscient Pharmaceuticals Corp. (a)	2,609	5,088
OSI Pharmaceuticals, Inc. (a)	2,027	49,155
Panacos Pharmaceuticals, Inc. (a)	1,844	14,586
Peregrine Pharmaceuticals, Inc. (a)	6,454	6,196
Pharmacopeia Drug Discovery, Inc. (a)	580	1,833
Pharmacyclics, Inc. (a)	1,083	8,047
Pharmion Corp. (a)	1,034	17,961
PRAECIS Pharmaceuticals, Inc. (a)	520	2,044
Progenics Pharmaceuticals, Inc. (a)	658	17,417
Protein Design Labs, Inc. (a)	3,748	104,382
QIAGEN NV (a)	5,183	58,205
QLT, Inc. (a)	3,240	20,971
Regeneron Pharmaceuticals, Inc. (a)	1,994	22,273
Renovis, Inc. (a)	751	11,911
Rigel Pharmaceuticals, Inc. (a)	896	19,640
Savient Pharmaceuticals, Inc. (a)	3,100	11,594
SciClone Pharmaceuticals, Inc. (a)	1,791	7,021
Seattle Genetics, Inc. (a)	1,777	8,832
Senomyx, Inc. (a)	1,429	18,205
Sequenom, Inc. (a)	3,380	3,008
Seracare Life Sciences, Inc. (a)	482	10,570
Serologicals Corp. (a)	1,081	21,706
Sirna Therapeutics, Inc. (a)	1,771	6,287
Solexa, Inc. (a)(d)	1,301	11,436
StemCells, Inc. (a)	3,057	12,839
Stratagene Corp.	812	8,364
Tanox, Inc. (a)	1,815	30,147
Targeted Genetics Corp. (a)	5,053	3,032
Techne Corp. (a)	1,543	85,266
Telik, Inc. (a)	1,501	25,187
Third Wave Technologies, Inc. (a)	3,002	8,225
Threshold Pharmaceuticals, Inc.	1,897	25,439
Trimeris, Inc. (a)	826	9,036
United Therapeutics Corp. (a)	826	59,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
Vasogen, Inc. (a)(d)	2,693	$5,956
Vertex Pharmaceuticals, Inc. (a)	3,220	82,110
ViaCell, Inc.	1,410	8,545
Vion Pharmaceuticals, Inc. (a)	3,559	6,584
ViroPharma, Inc. (a)	2,182	38,120
XOMA Ltd. (a)	3,044	5,205
Zymogenetics, Inc. (a)	2,587	41,521
		10,098,986
Health Care Equipment & Supplies – 2.5%
Abaxis, Inc. (a)	1,056	17,519
Abiomed, Inc. (a)	1,833	16,020
Aksys Ltd. (a)(d)	1,455	1,353
Align Technology, Inc. (a)	2,470	17,092
American Medical Systems Holdings, Inc. (a)	2,643	48,631
Analogic Corp.	476	22,829
Angiodynamics, Inc. (a)	394	8,120
Anika Therapeutics, Inc. (a)	1,153	13,617
Animas Corp. (a)	473	8,055
Arrow International, Inc.	1,641	48,951
ArthroCare Corp. (a)	924	35,343
Aspect Medical Systems, Inc. (a)	1,109	41,776
BioLase Technology, Inc. (a)(d)	979	6,285
Biomet, Inc.	9,425	335,719
Biosite, Inc. (a)	686	40,460
BioVeris Corp. (a)	918	4,370
Bruker BioSciences Corp. (a)	4,176	20,755
Cardiac Science Corp. (a)	367	3,442
Cardiodynamics International Corp. (a)	2,698	2,806
Conceptus, Inc. (a)	1,028	15,903
CONMED Corp. (a)	1,187	26,814
Conor Medsystems, Inc.	1,144	22,617
Cutera, Inc. (a)	393	15,555
Cyberonics, Inc. (a)	882	24,881
Cytyc Corp. (a)	4,201	115,570
Dade Behring Holdings, Inc.	3,381	138,249
Datascope Corp.	602	21,130
DENTSPLY International, Inc.	2,785	154,930
DexCom, Inc.	894	12,534
Dionex Corp. (a)	812	38,351
Encore Medical Corp. (a)	1,791	9,456

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
Endologix, Inc. (a)	2,176	$13,361
Epix Pharmaceuticals, Inc. (a)	902	4,447
ev3, Inc.	1,450	19,213
Exactech, Inc. (a)	689	8,874
Foxhollow Technologies, Inc. (a)	796	34,658
Gen-Probe, Inc. (a)	1,809	83,522
Given Imaging Ltd. (a)	1,215	29,099
Hologic, Inc. (a)	1,053	74,837
I-Flow Corp. (a)	1,390	18,223
ICU Medical, Inc. (a)	616	22,164
IDEXX Laboratories, Inc. (a)	1,257	89,938
Immucor, Inc. (a)	1,555	38,517
INAMED Corp. (a)	1,395	116,957
Integra LifeSciences Holdings Corp. (a)	1,019	37,234
Intermagnetics General Corp. (a)	1,011	33,808
IntraLase Corp. (a)	901	15,596
Intuitive Surgical, Inc. (a)	1,255	140,209
IRIS International, Inc. (a)	641	15,813
Kensey Nash Corp. (a)	546	12,498
Kyphon, Inc. (a)	1,529	64,967
Laserscope, Inc. (a)	983	21,154
LifeCell Corp. (a)	1,025	18,840
Lifecore Biomedical, Inc. (a)	888	13,302
Meridian Bioscience, Inc.	1,305	24,364
Merit Medical Systems, Inc. (a)	928	11,878
Micro Therapeutics, Inc. (a)	2,306	14,343
Molecular Devices Corp. (a)	714	19,171
Natus Medical, Inc. (a)	659	10,900
Neogen Corp. (a)	843	16,934
NeuroMetrix, Inc. (a)	546	16,975
Nutraceutical International Corp. (a)	1,148	14,763
NuVasive, Inc. (a)	968	16,650
NxStage Medical, Inc.	638	8,517
OccuLogix, Inc.	1,451	11,129
OraSure Technologies, Inc. (a)	1,665	22,577
Orthofix International NV (a)	532	19,466
Orthovita, Inc. (a)	2,918	10,125
Palomar Medical Technologies, Inc. (a)	738	25,114
PolyMedica Corp.	868	32,949
Possis Medical, Inc. (a)	846	8,460
Quidel Corp. (a)	1,847	25,784

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
Regeneration Technologies, Inc. (a)	1,154	$9,474
Respironics, Inc. (a)	2,447	94,650
Somanetics Corp. (a)	482	14,899
SonoSite, Inc. (a)	686	25,766
Staar Surgical Co. (a)	972	5,540
Stereotaxis, Inc. (a)	1,600	11,296
SurModics, Inc. (a)	644	25,251
Syneron Medical Ltd. (a)	797	31,721
Synovis Life Technologies, Inc. (a)	445	3,622
The Spectranetics Corp. (a)	1,018	11,198
Thermogenesis Corp. (a)	3,102	13,246
Thoratec Corp. (a)	2,198	44,949
TriPath Imaging, Inc. (a)	1,637	10,084
Urologix, Inc. (a)	720	3,125
Utah Medical Products, Inc.	560	16,229
Varian, Inc. (a)	1,243	52,156
Vascular Solutions, Inc. (a)(d)	1,111	9,488
Ventana Medical Systems, Inc. (a)	1,319	50,795
Vital Signs, Inc.	574	27,397
Wright Medical Group, Inc. (a)	1,327	25,731
Young Innovations, Inc.	476	17,345
Zoll Medical Corp. (a)	392	10,196
		3,040,621
Health Care Providers & Services – 2.2%
Accelrys, Inc. (a)	1,155	9,356
Allied Healthcare International, Inc. (a)	3,071	18,426
Allscripts Healthcare Solutions, Inc. (a)	2,167	29,038
Amedisys, Inc. (a)	625	27,738
America Service Group, Inc. (a)	436	7,521
American Healthways, Inc. (a)	1,213	53,869
AMICAS, Inc. (a)	2,446	11,619
AmSurg Corp. (a)	1,235	29,776
Andrx Corp. (a)	2,914	51,840
BioScrip, Inc. (a)	1,489	13,282
Cerner Corp. (a)	1,383	133,321
Computer Programs & Systems, Inc.	574	23,109
Corvel Corp. (a)	420	6,804
Cross Country Healthcare, Inc. (a)	1,452	26,833
Dendrite International, Inc. (a)	1,592	29,993
Dialysis Corp. of America (a)	513	5,900

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Eclipsys Corp. (a)	1,942	$34,820
Emageon, Inc.	706	9,093
Emdeon Corp. (a)	12,349	94,470
eResearchTechnology, Inc. (a)	1,958	25,337
Express Scripts, Inc. (a)	5,554	469,091
Genesis HealthCare Corp. (a)	770	32,379
Gentiva Health Services, Inc. (a)	1,483	24,336
HealthExtras, Inc. (a)	1,606	36,328
HealthTronics, Inc. (a)	1,054	7,736
Henry Schein, Inc. (a)	2,991	127,566
Horizon Health Corp. (a)	407	9,451
Hythiam, Inc. (a)	1,855	9,535
ICON PLC sponsored ADR (a)	490	20,301
IDX Systems Corp. (a)	1,145	50,002
LCA Vision, Inc.	831	39,664
LHC Group, Inc.	250	4,103
Lifeline Systems, Inc. (a)	488	17,339
LifePoint Hospitals, Inc. (a)	2,016	76,709
Lincare Holdings, Inc. (a)	3,622	155,492
Magellan Health Services, Inc. (a)	1,020	29,804
Matria Healthcare, Inc. (a)	630	21,376
Medcath Corp. (a)	485	9,428
Merge Technologies, Inc. (a)	669	19,093
MWI Veterinary Supply, Inc.	466	10,872
National Medical Health Card Systems, Inc. (a)	444	12,281
Odyssey Healthcare, Inc. (a)	1,372	25,409
Omnicell, Inc. (a)	1,063	10,609
Option Care, Inc.	1,693	21,213
PAREXEL International Corp. (a)	1,145	23,553
Patterson Companies, Inc. (a)	4,917	171,800
PDI, Inc. (a)	591	7,399
Per-Se Technologies, Inc. (a)	1,320	30,202
Pharmaceutical Product Development, Inc.	1,994	116,230
Phase Forward, Inc. (a)	1,299	13,938
PRA International	789	21,887
PSS World Medical, Inc. (a)	2,904	47,829
Psychiatric Solutions, Inc. (a)	824	46,490
Radiation Therapy Services, Inc. (a)	597	22,650
ResCare, Inc. (a)	1,271	22,001
Rotech Healthcare, Inc. (a)	755	12,005
Rural/Metro Corp. (a)	1,029	9,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
SFBC International, Inc. (a)	560	$11,810
Sun Healthcare Group, Inc. (a)	1,343	9,831
Symbion, Inc. (a)	643	17,226
TLC Vision Corp. (a)	2,698	17,301
TriZetto Group, Inc. (a)	2,222	36,108
U.S. Physical Therapy, Inc. (a)	645	12,765
United Surgical Partners International, Inc. (a)	1,654	57,410
VCA Antech, Inc. (a)	3,103	86,760
Ventiv Health, Inc. (a)	668	16,473
VistaCare, Inc. Class A (a)	689	9,508
Vital Images, Inc. (a)	486	12,947
		2,715,492
Pharmaceuticals – 1.6%
Acusphere, Inc. (a)	2,008	9,839
Adams Respiratory Therapeutics, Inc.	1,053	46,637
Adolor Corp. (a)	1,274	18,562
Advancis Pharmaceutical Corp. (a)	401	525
American Pharmaceutical Partners, Inc. (a)	2,767	105,201
Aspreva Pharmaceuticals Corp.	1,245	15,762
Atherogenics, Inc. (a)	1,599	23,969
Axcan Pharma, Inc. (a)	1,847	27,235
Barrier Therapeutics, Inc. (a)	797	5,738
Cardiome Pharma Corp. (a)	1,619	13,907
CNS., Inc.	377	8,671
Connetics Corp. (a)	1,299	17,225
Cypress Bioscience, Inc. (a)	1,440	8,136
DepoMed, Inc. (a)	2,877	17,291
Discovery Laboratories, Inc. (a)	1,805	12,130
Draxis Health, Inc. (a)	1,243	5,062
Durect Corp. (a)(d)	2,237	11,722
Endo Pharmaceuticals Holdings, Inc. (a)	5,000	149,600
First Horizon Pharmaceutical Corp. (a)	1,508	26,571
Flamel Technologies SA sponsored ADR (a)	747	14,215
Hi-Tech Pharmacal Co., Inc. (a)	259	9,896
Hollis Eden Pharmaceuticals, Inc. (a)	735	3,940
Inspire Pharmaceuticals, Inc. (a)	1,344	9,731
Ista Pharmaceuticals, Inc. (a)	1,075	7,428
Kos Pharmaceuticals, Inc. (a)	1,672	111,322
Medicines Co. (a)	1,837	33,562
MGI Pharma, Inc. (a)	3,293	65,004

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – continued
Nastech Pharmaceutical Co., Inc. (a)	938	$13,413
New River Pharmaceuticals, Inc. (a)	901	42,572
NitroMed, Inc. (a)(d)	1,150	18,676
Noven Pharmaceuticals, Inc. (a)	1,081	14,604
Novogen Ltd. sponsored ADR (a)	310	6,284
Pain Therapeutics, Inc. (a)	2,055	14,858
Penwest Pharmaceuticals Co. (a)	784	13,289
Perrigo Co.	2,792	40,484
Pharmos Corp. (a)	1,334	2,668
Pozen, Inc. (a)	1,140	11,594
Salix Pharmaceuticals Ltd. (a)	1,902	36,842
Santarus, Inc. (a)	1,321	7,926
Sepracor, Inc. (a)	3,861	212,278
Shire PLC sponsored ADR	1,702	62,191
SuperGen, Inc. (a)	1,791	10,030
Taro Pharmaceutical Industries Ltd. (a)	1,033	13,729
Teva Pharmaceutical Industries Ltd. sponsored ADR	17,020	695,778
Vivus, Inc. (a)	2,988	9,801
Xenoport, Inc.	570	7,233
Zila, Inc. (a)	3,366	11,276
		2,024,407

TOTAL HEALTH CARE		17,879,506

INDUSTRIALS – 5.5%
Aerospace & Defense – 0.3%
Applied Signal Technology, Inc.	630	11,321
Argon ST, Inc. (a)	1,034	29,831
BE Aerospace, Inc. (a)	2,544	44,571
Ceradyne, Inc. (a)	979	46,101
Elbit Systems Ltd. (d)	1,613	36,728
Engineered Support Systems, Inc.	1,277	51,604
Essex Corp. (a)	768	14,630
Herley Industries, Inc. (a)	1,150	18,941
Innovative Solutions & Support, Inc. (a)	800	11,800
Ionatron, Inc. (a)(d)	3,894	40,887
Kaman Corp. Class A	1,424	27,355
KVH Industries, Inc. (a)	501	4,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Aerospace & Defense – continued
MTC Technologies, Inc. (a)	616	$20,186
Sypris Solutions, Inc.	916	10,122
		368,867
Air Freight & Logistics – 0.7%
ABX Air, Inc. (a)	2,018	15,135
C.H. Robinson Worldwide, Inc.	5,878	237,765
Dynamex, Inc. (a)	520	9,625
EGL, Inc. (a)	1,732	64,326
Expeditors International of Washington, Inc.	3,977	282,407
Forward Air Corp.	1,503	57,790
Hub Group, Inc. Class A (a)	789	31,994
Pacer International, Inc.	1,459	38,561
Park Ohio Holdings Corp. (a)	681	10,726
UTI Worldwide, Inc.	1,156	112,467
		860,796
Airlines – 0.3%
Frontier Airlines, Inc. (a)	1,288	10,510
JetBlue Airways Corp. (a)	3,608	66,532
MAIR Holdings, Inc. (a)	526	2,493
Mesa Air Group, Inc. (a)	1,535	15,780
Pinnacle Airlines Corp. (a)	1,209	8,403
Republic Airways Holdings, Inc. (a)	1,259	18,293
Ryanair Holdings PLC sponsored ADR (a)	2,284	113,789
SkyWest, Inc.	2,288	67,954
World Air Holdings, Inc. (a)	778	8,185
		311,939
Building Products 0.1%
Aaon, Inc. (a)	731	12,442
American Woodmark Corp.	601	15,398
Apogee Enterprises, Inc.	1,455	22,509
Builders FirstSource, Inc.	1,053	20,955
Quixote Corp.	462	9,818
Universal Forest Products, Inc.	686	39,418
		120,540
Commercial Services & Supplies – 1.6%
Advisory Board Co. (a)	765	36,965
American Ecology Corp. (a)	775	12,609
Barrett Business Services, Inc. (a)	384	9,677
BB Holdings Ltd. (non-vtg.) (d)	2,824	19,627

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Casella Waste Systems, Inc. Class A (a)	1,112	$13,611
CBIZ, Inc. (a)	4,416	27,644
Cintas Corp.	6,359	284,374
Clean Harbors, Inc. (a)	740	21,356
Coinstar, Inc. (a)	1,025	24,908
Copart, Inc. (a)	3,678	92,612
Corporate Executive Board Co.	1,592	137,724
CoStar Group, Inc. (a)	714	33,515
CRA International, Inc. (a)	448	19,945
DiamondCluster International, Inc. (a)	1,692	10,727
Duratek, Inc. (a)	757	12,422
Exponent, Inc. (a)	655	17,914
FirstService Corp. (sub. vtg.) (a)	1,296	31,132
G&K Services, Inc. Class A	868	33,279
Healthcare Services Group, Inc.	898	19,083
Heidrick & Struggles International, Inc. (a)	896	29,613
Herman Miller, Inc.	2,575	78,769
Hudson Highland Group, Inc. (a)	920	23,230
Huron Consulting Group, Inc. (a)	672	16,034
ICT Group, Inc. (a)	778	12,464
Integrated Alarm Services Group, Inc. (a)(d)	1,413	4,451
Intersections, Inc. (a)	626	5,659
Kelly Services, Inc. Class A (non-vtg.)	1,431	39,782
Kenexa Corp.	896	15,151
Kforce, Inc. (a)	1,609	19,968
Layne Christensen Co. (a)	476	10,553
Learning Tree International, Inc. (a)	930	12,574
LECG Corp. (a)	672	10,980
McGrath RentCorp.	1,179	33,708
Mobile Mini, Inc. (a)	700	35,000
Monster Worldwide, Inc. (a)	4,235	164,742
NCO Group, Inc. (a)	1,047	18,050
On Assignment, Inc. (a)	1,571	17,360
PICO Holdings, Inc. (a)	395	13,335
Portfolio Recovery Associates, Inc. (a)	616	23,605
PRG-Schultz International, Inc. (a)	3,086	2,808
Providence Service Corp. (a)	756	22,090
Resources Connection, Inc. (a)	1,910	55,466
School Specialty, Inc. (a)	700	25,788
SOURCECORP, Inc. (a)	728	18,972
Stericycle, Inc. (a)	1,694	103,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Synagro Technologies, Inc.	2,740	$10,960
Taleo Corp. Class A	676	8,903
Teletech Holdings, Inc. (a)	3,128	38,881
Tetra Tech, Inc. (a)	2,039	31,808
TRM Corp. (a)	936	6,664
United Stationers, Inc. (a)	1,145	56,105
Waste Industries USA, Inc.	663	9,242
Waste Services, Inc. (a)	2,252	7,972
WCA Waste Corp. (a)	839	6,964
West Corp. (a)	2,613	103,658
		1,954,309
Construction & Engineering – 0.1%
Foster Wheeler Ltd. (a)	1,685	58,689
Insituform Technologies, Inc. Class A (a)	1,047	20,804
Washington Group International, Inc. (a)	983	50,831
Williams Scotsman International, Inc.	1,403	21,985
		152,309
Electrical Equipment – 0.5%
Active Power, Inc. (a)	1,467	5,120
American Power Conversion Corp.	7,325	164,153
American Superconductor Corp. (a)	1,057	8,615
Artesyn Technologies, Inc. (a)	1,920	19,162
Capstone Turbine Corp. (a)(d)	4,047	13,719
Color Kinetics, Inc. (a)	769	11,896
Deswell Industries, Inc.	801	11,294
Distributed Energy Systems Corp. (a)	1,110	10,290
Encore Wire Corp. (a)	960	22,858
Energy Conversion Devices, Inc. (a)	1,206	35,396
Evergreen Solar, Inc. (a)	2,277	27,347
Franklin Electric Co., Inc.	700	29,750
FuelCell Energy, Inc. (a)	1,913	16,127
Genlyte Group, Inc. (a)	924	48,695
Hydrogenics Corp. (a)	2,740	7,564
II-VI, Inc. (a)	1,319	25,232
LSI Industries, Inc.	1,345	24,210
Medis Technologies Ltd. (a)	1,193	16,499
Microvision, Inc. (a)(d)	2,193	7,840
Plug Power, Inc. (a)	2,893	14,841
Powell Industries, Inc. (a)	714	13,695
Power-One, Inc. (a)	3,450	21,459

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Electrical Equipment – continued
Preformed Line Products Co.	179	$7,394
Ultralife Batteries, Inc. (a)	840	10,937
Valence Technology, Inc. (a)(d)	3,618	7,164
Vicor Corp.	1,479	24,004
Woodward Governor Co.	448	36,588
		641,849
Industrial Conglomerates – 0.0%
Raven Industries, Inc.	924	28,311
Westaim Corp. (a)	4,139	15,081
		43,392
Machinery – 0.8%
3D Systems Corp. (a)	630	11,208
A.S.V., Inc. (a)	1,291	32,301
American Science & Engineering, Inc. (a)	390	26,309
Astec Industries, Inc. (a)	1,215	34,056
Bucyrus International, Inc. Class A	528	24,763
Columbus McKinnon Corp. (NY Shares) (a)	571	11,980
Commercial Vehicle Group, Inc. (a)	617	12,210
Dynamic Materials Corp.	416	10,117
Flanders Corp. (a)	1,202	12,188
Flow International Corp. (a)	1,990	16,816
FreightCar America, Inc.	445	21,476
Gehl Co. (a)	360	9,281
Joy Global, Inc.	3,163	167,291
Lincoln Electric Holdings, Inc.	1,431	58,399
Middleby Corp. (a)	309	24,226
Nordson Corp.	1,327	52,841
PACCAR, Inc.	6,128	440,358
Pure Cycle Corp. (a)(d)	1,466	9,822
Sun Hydraulics Corp.	304	5,797
Tecumseh Products Co.:
Class A (non-vtg.) (a)	490	10,937
Class B	514	10,455
TurboChef Technologies, Inc. (a)(d)	871	11,445
Volvo AB sponsored ADR	669	28,479
		1,042,755
Marine – 0.2%
Alexander & Baldwin, Inc.	1,740	87,035
American Commercial Lines, Inc.	1,100	32,175
Aries Maritime Transport Ltd.	938	12,447

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Marine – continued
DryShips, Inc.	1,056	$13,770
Eagle Bulk Shipping, Inc.	797	12,322
Genco Shipping & Trading Ltd.	726	12,545
Stolt-Nielsen SA Class B sponsored ADR	976	31,905
		202,199
Road & Rail 0.6%
AMERCO (a)	657	46,463
Arkansas Best Corp.	952	39,260
Celadon Group, Inc. (a)	740	20,505
Covenant Transport, Inc. Class A (a)	804	9,351
Frozen Food Express Industries, Inc. (a)	1,600	18,496
Heartland Express, Inc.	2,715	57,857
J.B. Hunt Transport Services, Inc.	5,671	126,974
Landstar System, Inc.	2,078	89,437
Marten Transport Ltd. (a)	756	20,178
Old Dominion Freight Lines, Inc. (a)	840	31,928
P.A.M. Transportation Services, Inc. (a)	605	9,874
Patriot Transportation Holding, Inc. (a)	223	15,253
SCS Transportation, Inc. (a)	857	16,891
Swift Transportation Co., Inc. (a)	3,083	60,365
U.S. Xpress Enterprises, Inc. Class A (a)	650	9,880
Universal Truckload Services, Inc.	521	12,171
USA Truck, Inc. (a)	403	10,921
Vitran Corp., Inc. (a)	367	6,607
Werner Enterprises, Inc.	3,320	67,960
Yellow Roadway Corp. (a)	2,125	100,109
		770,480
Trading Companies & Distributors – 0.3%
Aceto Corp.	918	5,508
Beacon Roofing Supply, Inc. (a)	952	25,913
Electro Rent Corp. (a)	1,529	21,375
Fastenal Co.	5,570	221,129
Lawson Products, Inc.	560	21,140
NuCo2, Inc. (a)	586	16,478
UAP Holding Corp.	1,844	34,999
		346,542

TOTAL INDUSTRIALS		6,815,977

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – 49.8%
Communications Equipment – 8.1%
3Com Corp. (a)	14,178	$51,324
ADC Telecommunications, Inc. (a)	4,585	93,672
Adtran, Inc.	2,842	84,010
Airspan Networks, Inc. (a)	1,424	8,373
Alvarion Ltd. (a)	2,474	22,043
Anaren, Inc. (a)	1,112	15,957
Andrew Corp. (a)	5,841	63,842
Arris Group, Inc. (a)	3,422	33,262
AudioCodes Ltd. (a)	1,830	18,886
Avanex Corp. (a)	5,449	3,542
Avici Systems, Inc. (a)	1,125	4,770
Avocent Corp. (a)	1,891	55,482
Bel Fuse, Inc. Class B (non-vtg.)	349	11,702
Black Box Corp.	728	34,005
C-COR, Inc. (a)	2,008	11,385
Carrier Access Corp. (a)	2,315	11,228
Centillium Communications, Inc. (a)	1,637	7,530
CIENA Corp. (a)	21,854	65,343
Cisco Systems, Inc. (a)(d)	233,302	4,092,117
Comtech Telecommunications Corp. (a)	969	42,248
Comverse Technology, Inc. (a)	7,395	193,823
Digi International, Inc. (a)	540	6,955
Ditech Communications Corp. (a)	1,539	13,497
ECI Telecom Ltd. (a)	5,113	44,023
EFJ, Inc. (a)	1,805	17,617
Endwave Corp. (a)	293	2,854
Extreme Networks, Inc. (a)	5,043	24,812
F5 Networks, Inc. (a)	1,454	76,815
Finisar Corp. (a)	9,056	17,388
Foundry Networks, Inc. (a)	4,906	68,144
Glenayre Technologies, Inc. (a)	3,005	9,436
Harmonic, Inc. (a)	3,044	16,712
Inter-Tel, Inc.	1,061	21,676
InterDigital Communication Corp. (a)	2,239	43,616
Ituran Location & Control Ltd.	732	10,643
Ixia (a)	2,544	35,056
JDS Uniphase Corp. (a)	59,727	153,498
Juniper Networks, Inc. (a)	20,438	459,651
MRV Communications, Inc. (a)	5,435	9,892
NETGEAR, Inc. (a)	1,173	22,639
Network Engines, Inc. (a)	1,707	2,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Nice Systems Ltd. sponsored ADR (a)	350	$15,698
NMS Communications Corp. (a)	1,892	7,417
Oplink Communications, Inc. (a)	1,074	14,628
Orckit Communications Ltd. (a)	711	14,462
Packeteer, Inc. (a)	1,427	13,128
PC-Tel, Inc. (a)	1,056	9,567
Polycom, Inc. (a)	3,709	60,865
Powerwave Technologies, Inc. (a)	4,908	61,644
Qiao Xing Universal Telephone, Inc. (a)(d)	791	6,557
QUALCOMM, Inc.	59,567	2,708,511
RADWARE Ltd. (a)	871	16,453
Redback Networks, Inc. (a)	1,927	25,995
Research In Motion Ltd. (a)	6,908	419,650
SafeNet, Inc. (a)	906	32,208
SCM Microsystems, Inc. (a)	1,441	3,891
SeaChange International, Inc. (a)	1,242	9,551
Sierra Wireless, Inc. (a)	709	9,269
Sonus Networks, Inc. (a)	8,487	34,882
SpectraLink Corp.	825	10,651
Stratex Networks, Inc. (a)	4,343	14,332
Superior Essex, Inc. (a)	635	11,970
Sycamore Networks, Inc. (a)	10,992	44,737
Symmetricom, Inc. (a)	2,292	20,078
Tekelec (a)	2,478	32,214
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4,643	151,269
Tellabs, Inc. (a)	17,017	174,594
Terayon Communication Systems, Inc. (a)	3,436	7,113
Tollgrade Communications, Inc. (a)	668	7,281
UTStarcom, Inc. (a)(d)	3,908	32,397
ViaSat, Inc. (a)	1,103	30,498
Westell Technologies, Inc. Class A (a)	2,092	9,895
WJ Communications, Inc. (a)	3,170	4,375
Zhone Technologies, Inc. (a)	8,566	18,931
		10,016,279
Computers & Peripherals – 5.4%
ActivCard Corp. (a)	2,036	7,615
Adaptec, Inc. (a)	4,760	23,657
Advanced Digital Information Corp. (a)	2,586	27,153
Apple Computer, Inc. (a)	30,099	2,041,314
Avid Technology, Inc. (a)	1,476	74,508

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
Brocade Communications Systems, Inc. (a)	10,103	$44,150
Concurrent Computer Corp. (a)	3,240	6,415
Cray, Inc. (a)	2,796	4,222
Creative Technology Ltd. (Nasdaq) (d)	3,184	26,364
Dell, Inc. (a)	87,933	2,652,059
Dot Hill Systems Corp. (a)	1,371	9,076
Electronics for Imaging, Inc. (a)	2,022	56,474
Hutchinson Technology, Inc. (a)	1,005	28,733
InFocus Corp. (a)	2,417	9,040
Intergraph Corp. (a)	1,160	55,703
Komag, Inc. (a)	1,047	36,582
Logitech International SA sponsored ADR (a)	506	23,175
M Systems Flash Disk Pioneers Ltd. (a)	1,117	34,795
McDATA Corp.:
Class A (a)	4,892	17,807
Class B (a)	1,721	5,989
Mobility Electronics, Inc. (a)	1,274	14,320
Neoware Systems, Inc. (a)	692	15,134
Network Appliance, Inc. (a)	13,226	385,141
Novatel Wireless, Inc. (a)	1,330	18,115
Palm, Inc. (a)	1,807	51,283
Presstek, Inc. (a)	1,861	17,177
QLogic Corp. (a)	2,980	98,519
Rackable Systems, Inc.	635	11,728
Rimage Corp. (a)	882	25,269
SanDisk Corp. (a)	6,613	337,660
SBS Technologies, Inc. (a)	1,000	10,300
Scitex Corp. Ltd. (a)	2,233	13,197
SimpleTech, Inc. (a)	1,906	7,186
Stratasys, Inc. (a)	352	8,346
Sun Microsystems, Inc. (a)	122,711	462,620
Synaptics, Inc. (a)	1,123	30,220
Transact Technologies, Inc. (a)	552	4,438
		6,695,484
Electronic Equipment & Instruments – 1.7%
Aeroflex, Inc. (a)	3,362	36,881
Agilysys, Inc.	1,623	30,918
Applied Films Corp. (a)	476	9,534
Bell Microproducts, Inc. (a)	2,080	17,888
Brightpoint, Inc. (a)	1,200	33,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
CalAmp Corp. (a)	1,019	$11,820
CDW Corp.	3,052	179,000
Cherokee International Corp. (a)	677	1,943
Cogent, Inc. (a)	3,219	76,033
Cognex Corp.	1,683	52,072
Coherent, Inc. (a)	1,187	37,497
CyberOptics Corp. (a)	436	5,498
Daktronics, Inc.	924	25,040
DTS, Inc. (a)	809	11,714
Echelon Corp. (a)	1,707	14,083
Electro Scientific Industries, Inc. (a)	1,243	31,274
Excel Technology, Inc. (a)	588	14,136
FARO Technologies, Inc. (a)	644	12,249
Flextronics International Ltd. (a)	19,954	205,925
FLIR Systems, Inc. (a)	2,447	60,490
Global Imaging Systems, Inc. (a)	756	27,534
GSI Group, Inc. (a)	1,913	17,619
Identix, Inc. (a)	3,993	19,606
INTAC International (a)	680	3,917
International DisplayWorks, Inc. (a)	1,056	6,061
Itron, Inc. (a)	812	37,961
Lexar Media, Inc. (a)	2,669	22,767
Lipman Electronic Engineer Ltd. (Nasdaq) (a)	934	20,931
Littelfuse, Inc. (a)	938	24,332
LoJack Corp. (a)	983	27,701
M Flex Electronix, Inc. (a)	1,049	38,813
Magal Security Systems Ltd. (a)	361	3,072
Measurement Specialties, Inc. (a)	501	12,465
Mechanical Technology, Inc. (a)	1,113	3,183
Mercury Computer Systems, Inc. (a)	910	18,182
Merix Corp. (a)	818	5,456
Methode Electronics, Inc. Class A	1,479	15,456
Metrologic Instruments, Inc. (a)	585	11,437
Molex, Inc.	3,930	105,285
Molex, Inc. Class A (non-vtg.)	3,150	81,680
MTS Systems Corp.	1,019	35,940
National Instruments Corp.	2,883	74,410
Newport Corp. (a)	1,693	23,363
NovAtel, Inc. (a)	392	11,823
NU Horizons Electronics Corp. (a)	1,535	15,335
Optimal Group, Inc. Class A (a)	1,341	25,439

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
Orbotech Ltd. (a)	1,313	$30,448
OSI Systems, Inc. (a)	661	12,447
PC Connection, Inc. (a)	1,288	8,192
Pemstar, Inc. (a)	2,876	3,969
Photon Dynamics, Inc. (a)	714	13,138
Planar Systems, Inc. (a)	609	5,907
Plexus Corp. (a)	1,875	40,313
RadiSys Corp. (a)	882	16,141
Richardson Electronics Ltd.	1,126	8,062
Rofin-Sinar Technologies, Inc. (a)	532	22,966
Sanmina-SCI Corp. (a)	20,007	82,829
ScanSource, Inc. (a)	490	29,052
SpatiaLight, Inc. (a)(d)	2,904	11,994
Staktek Holdings, Inc. (a)	1,857	10,678
Suntron Corp. (a)	2,554	3,065
Superconductor Technologies, Inc. (a)	3,296	1,978
Taser International, Inc. (a)(d)	2,529	15,427
Tech Data Corp. (a)	2,078	81,686
Trimble Navigation Ltd. (a)	1,958	63,792
TTM Technologies, Inc. (a)	1,665	15,218
Universal Display Corp. (a)	1,242	14,469
Viisage Technology, Inc. (a)	2,046	12,972
X Rite, Inc.	1,126	12,465
Xyratex Ltd. (a)	1,525	23,943
Zomax, Inc. (a)	2,176	4,787
Zygo Corp. (a)	945	13,315
		2,116,784
Internet Software & Services – 5.6%
24/7 Real Media, Inc. (a)	2,476	18,322
Akamai Technologies, Inc. (a)	4,981	99,421
Aladdin Knowledge Systems Ltd. (a)	499	8,281
aQuantive, Inc. (a)	2,586	69,538
Ariba, Inc. (a)	2,615	22,567
Art Technology Group, Inc. (a)	4,718	7,738
AsiaInfo Holdings, Inc. (a)	2,120	8,035
Autobytel, Inc. (a)	1,637	8,545
Baidu.com, Inc. sponsored ADR (d)	135	10,527
Bankrate, Inc. (a)	949	30,605
Blue Coat Systems, Inc. (a)	374	16,938
Chordiant Software, Inc. (a)	3,352	9,151

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
Click Commerce, Inc. (a)	421	$9,999
CMGI, Inc. (a)	16,986	29,386
CNET Networks, Inc. (a)	5,620	84,244
Corillian Corp. (a)	1,409	3,931
Cryptologic, Inc.	444	8,949
Digital Insight Corp. (a)	1,355	44,878
Digital River, Inc. (a)	1,243	32,219
Digitas, Inc. (a)	3,824	47,800
EarthLink, Inc. (a)	4,819	55,129
eCollege.com (a)	790	13,106
Entrust, Inc. (a)	3,240	16,200
Equinix, Inc. (a)	853	34,052
Google, Inc. Class A (sub. vtg.) (a)	7,277	2,947,112
Greenfield Online, Inc. (a)	611	3,098
Homestore, Inc. (a)	5,813	25,635
Housevalues, Inc. (d)	797	10,186
InfoSpace, Inc. (a)	1,313	34,611
Internet Capital Group, Inc. (a)	1,364	11,321
Interwoven, Inc. (a)	1,396	13,248
iPass, Inc. (a)	2,264	15,350
IPIX Corp. (a)	551	1,223
iVillage, Inc. (a)	3,713	30,447
j2 Global Communications, Inc. (a)	952	45,439
Jupitermedia Corp. (a)	1,583	25,914
Keynote Systems, Inc. (a)	1,196	15,847
Kintera, Inc. (a)	1,525	4,484
LivePerson, Inc. (a)	2,134	11,033
LookSmart Ltd. (a)	897	3,794
Mamma.com, Inc. (a)	1,354	3,141
Marchex, Inc. Class B (a)	534	12,496
MatrixOne, Inc. (a)	2,670	13,457
MIVA, Inc. (a)	874	4,396
NaviSite, Inc. (a)	3,720	4,650
Neoforma, Inc. (a)	902	8,885
Net2Phone, Inc. (a)	1,976	3,814
NetEase.com, Inc. sponsored ADR (a)	615	35,043
NetRatings, Inc. (a)	1,819	24,557
NIC, Inc. (a)	3,198	19,508
Online Resources Corp. (a)	916	10,736
Open Text Corp. (a)	1,621	24,208
Openwave Systems, Inc. (a)	2,446	40,628

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
RADVision Ltd. (a)	631	$10,727
RealNetworks, Inc. (a)	6,622	57,280
S1 Corp. (a)	3,534	15,514
SAVVIS, Inc. (a)	6,246	4,310
Selectica, Inc. (a)	2,960	8,288
Sina Corp. (a)	1,809	45,116
SkillSoft PLC sponsored ADR (a)	3,450	17,112
Sohu.com, Inc. (a)	1,400	26,600
SonicWALL, Inc. (a)	3,324	24,697
Stellent, Inc. (a)	1,427	14,884
Supportsoft, Inc. (a)	1,469	5,876
The Knot, Inc. (a)	1,242	15,152
Tom Online, Inc. sponsored ADR (a)	277	5,764
Travelzoo, Inc. (a)(d)	712	15,458
Tumbleweed Communications Corp. (a)	1,976	5,750
United Online, Inc.	2,371	33,455
ValueClick, Inc. (a)	3,905	73,726
VeriSign, Inc. (a)	9,522	211,674
Vignette Corp. (a)	1,146	20,296
Vitria Technology, Inc. (a)	2,194	6,099
WebEx Communications, Inc. (a)	1,669	39,739
webMethods, Inc. (a)	2,292	18,519
Websense, Inc. (a)	952	61,832
WebSideStory, Inc. (a)	893	16,074
Workstream, Inc. (a)	2,706	3,437
Yahoo!, Inc. (a)	51,023	2,052,655
Zix Corp. (a)(d)	1,507	2,652
		6,906,508
IT Services – 1.7%
Acxiom Corp.	3,192	70,799
Answerthink, Inc. (a)	1,564	6,506
Applied Digital Solutions, Inc. (a)	1,955	5,904
Carreker Corp. (a)	1,223	6,139
CheckFree Corp. (a)	3,468	162,476
Cognizant Technology Solutions Corp. Class A (a)	4,833	234,835
Covansys Corp. (a)	2,181	32,061
CSG Systems International, Inc. (a)	2,218	53,232
Euronet Worldwide, Inc. (a)	1,368	36,963
Fiserv, Inc. (a)	7,129	324,441
Forrester Research, Inc. (a)	1,109	20,672

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – continued
Gevity HR, Inc.	840	$23,797
iGate Corp. (a)	2,796	11,324
Indus International, Inc. (a)	4,788	14,364
Infocrossing, Inc. (a)	1,082	7,888
Infosys Technologies Ltd. sponsored ADR	1,324	95,407
infoUSA, Inc.	2,530	25,629
Intrado, Inc. (a)	717	16,190
iPayment, Inc. (a)	573	22,931
Kanbay International, Inc. (a)	1,170	19,375
Lightbridge, Inc. (a)	1,479	14,598
Lionbridge Technologies, Inc. (a)	1,994	12,961
ManTech International Corp. Class A (a)	700	17,528
Ness Technologies, Inc. (a)	1,125	11,239
Paychex, Inc.	13,562	575,164
Pegasus Solutions, Inc. (a)	1,154	8,205
RightNow Technologies, Inc. (a)	1,035	18,744
Sapient Corp. (a)	5,732	35,653
SI International, Inc. (a)	569	15,448
SM&A (a)	1,042	8,649
Sykes Enterprises, Inc. (a)	2,194	30,277
Syntel, Inc.	1,529	31,436
TALX Corp.	840	34,650
Telvent GIT SA (a)	1,300	14,287
Tier Technologies, Inc. Class B (a)	1,392	11,581
Zanett, Inc. (a)	3,464	11,563
		2,042,916
Office Electronics – 0.1%
Zebra Technologies Corp. Class A (a)	2,491	112,419
Semiconductors & Semiconductor Equipment – 11.0%
8X8, Inc. (a)(d)	5,660	9,056
Actel Corp. (a)	941	13,701
ADE Corp. (a)	770	18,172
Advanced Analogic Technologies, Inc.	734	10,115
Advanced Energy Industries, Inc. (a)	1,400	18,704
Alliance Semiconductor Corp. (a)	2,390	6,979
Altera Corp. (a)	13,396	244,611
AMIS Holdings, Inc. (a)	2,526	25,184
Amkor Technology, Inc. (a)	6,593	40,877
Applied Materials, Inc.	59,841	1,083,721
Applied Micro Circuits Corp. (a)	11,993	31,662

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
ARM Holdings PLC sponsored ADR	1,924	$12,102
ASE Test Ltd. (a)	4,140	26,041
ASM International NV (Nasdaq) (a)	941	13,748
ASML Holding NV (NY Shares) (a)	4,697	89,995
Asyst Technologies, Inc. (a)	1,697	10,555
Atheros Communications, Inc. (a)	1,632	15,814
ATI Technologies, Inc. (a)	9,096	148,396
Atmel Corp. (a)	18,838	63,107
ATMI, Inc. (a)	1,229	35,162
August Technology Corp. (a)	455	4,900
Axcelis Technologies, Inc. (a)	4,287	20,320
Broadcom Corp. Class A (a)	10,135	471,683
Brooks Automation, Inc. (a)	2,845	36,587
Cabot Microelectronics Corp. (a)	924	28,579
California Micro Devices Corp. (a)	1,376	12,618
Camtek Ltd. (a)	2,795	10,453
Ceva, Inc. (a)	1,182	7,234
China Energy Savings Technology, Inc. (a)	862	6,146
ChipMOS TECHNOLOGIES Bermuda Ltd. (a)(d)	3,099	18,129
Cirrus Logic, Inc. (a)	3,866	29,227
Cohu, Inc.	840	22,403
Conexant Systems, Inc. (a)	17,340	42,830
Credence Systems Corp. (a)	3,901	31,637
Cree, Inc. (a)	2,785	74,722
Cymer, Inc. (a)	1,355	51,788
Diodes, Inc. (a)	812	32,780
DSP Group, Inc. (a)	1,201	31,226
EMCORE Corp. (a)	574	3,524
Entegris, Inc. (a)	4,908	49,571
ESS Technology, Inc. (a)	1,735	5,292
Exar Corp. (a)	1,637	20,233
FEI Co. (a)	1,355	27,046
FormFactor, Inc. (a)	1,738	48,768
Genesis Microchip, Inc. (a)	1,382	30,957
Hittite Microwave Corp.	878	22,029
ICOS Vision Systems NV (a)(d)	541	17,317
Ikanos Communications, Inc.	966	13,534
Integrated Device Technology, Inc. (a)	3,857	46,207
Integrated Silicon Solution, Inc. (a)	1,413	9,905
Intel Corp. (d)	222,805	5,944,437
Intersil Corp. Class A	5,229	134,124

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Intevac, Inc. (a)	1,223	$15,031
IXYS Corp. (a)	1,549	18,619
KLA Tencor Corp.	7,157	366,367
Kopin Corp. (a)	3,100	21,204
Kulicke & Soffa Industries, Inc. (a)	2,250	19,013
Lam Research Corp. (a)	4,903	184,059
Lattice Semiconductor Corp. (a)	4,592	22,455
Leadis Technology, Inc. (a)	965	5,163
Linear Technology Corp.	10,954	408,694
LTX Corp. (a)	2,194	9,741
Marvell Technology Group Ltd. (a)	10,192	566,064
Mattson Technology, Inc. (a)	2,064	20,475
Maxim Integrated Products, Inc.	11,610	424,346
Micrel, Inc. (a)	3,706	44,768
Microchip Technology, Inc.	7,577	252,769
Microsemi Corp. (a)	2,307	64,019
Microtune, Inc. (a)	2,941	14,381
Mindspeed Technologies, Inc. (a)	3,603	6,630
MIPS Technologies, Inc. (a)	1,857	10,975
MKS Instruments, Inc. (a)	2,109	39,797
Monolithic Power Systems, Inc.	1,593	21,203
Monolithic System Technology, Inc. (a)	1,427	8,719
Nanometrics, Inc. (a)	923	10,245
Netlogic Microsystems, Inc. (a)	946	24,653
Novellus Systems, Inc. (a)	4,714	116,294
NVE Corp. (a)	187	2,852
NVIDIA Corp. (a)	6,303	227,980
O2Micro International Ltd. sponsored ADR (a)	1,539	17,591
Omnivision Technologies, Inc. (a)	1,998	35,365
ON Semiconductor Corp. (a)	9,588	55,610
PDF Solutions, Inc. (a)	1,278	19,988
Pericom Semiconductor Corp. (a)	1,371	10,762
Photronics, Inc. (a)	1,327	21,073
Pixelworks, Inc. (a)	1,749	9,357
PLX Technology, Inc. (a)	1,521	15,012
PMC-Sierra, Inc. (a)	6,579	51,777
PortalPlayer, Inc.	822	19,753
Power Integrations, Inc. (a)	1,159	25,278
Rambus, Inc. (a)	3,740	62,795
RF Micro Devices, Inc. (a)	7,272	41,305
Rudolph Technologies, Inc. (a)	731	9,393

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Saifun Semiconductors Ltd.	1,056	$30,518
Semitool, Inc. (a)	1,637	15,584
Semtech Corp. (a)	2,844	56,624
SigmaTel, Inc. (a)	1,229	17,894
Silicon Image, Inc. (a)	3,072	29,829
Silicon Laboratories, Inc. (a)	1,896	73,660
Silicon Storage Technology, Inc. (a)	3,943	21,726
SiRF Technology Holdings, Inc. (a)	1,613	44,712
Skyworks Solutions, Inc. (a)	5,477	29,521
Standard Microsystems Corp. (a)	700	20,930
STATS ChipPAC Ltd. sponsored ADR (a)	1,571	10,416
Supertex, Inc. (a)	658	27,794
Tessera Technologies, Inc. (a)	1,729	47,548
Therma-Wave, Inc. (a)	1,804	2,868
Tower Semicondutor Ltd. (a)	4,049	6,802
Transmeta Corp. (a)	6,037	7,365
Transwitch Corp. (a)	5,071	7,556
Trident Microsystems, Inc. (a)	1,754	33,045
Tripath Technology, Inc. (a)	2,376	1,022
TriQuint Semiconductor, Inc. (a)	5,869	26,411
Ultratech, Inc. (a)	969	15,921
Varian Semiconductor Equipment Associates, Inc. (a)	1,313	57,798
Veeco Instruments, Inc. (a)	1,246	22,067
Virage Logic Corp. (a)	1,229	12,892
Vitesse Semiconductor Corp. (a)	8,207	17,317
Volterra Semiconductor Corp. (a)	1,216	15,346
White Electronic Designs Corp. (a)	1,154	5,828
Xilinx, Inc.	12,302	325,265
Zilog, Inc. (a)	2,374	6,291
Zoran Corp. (a)	1,753	29,661
		13,565,694
Software 16.2%
Activision, Inc. (a)	9,583	127,550
Actuate Corp. (a)	3,604	11,893
Adobe Systems, Inc.	17,888	583,328
Advent Software, Inc. (a)	1,397	40,010
Agile Software Corp. (a)	2,264	14,059
Altiris, Inc. (a)	1,022	16,873
Ansoft Corp. (a)	686	23,797
Ansys, Inc. (a)	1,151	48,365

See accompanying notes which are an integral part of the financial statements.

Annual Report

56

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Aspen Technology, Inc. (a)	2,971	$21,985
Atari, Inc. (a)	3,408	4,294
Authentidate Holding Corp. (a)	2,264	4,324
Autodesk, Inc. (a)	8,385	349,822
BEA Systems, Inc. (a)	15,185	133,172
Blackbaud, Inc.	1,525	25,849
Blackboard, Inc. (a)	924	28,589
Borland Software Corp. (a)	3,296	20,007
Bottomline Technologies, Inc. (a)	1,013	11,244
Business Objects SA sponsored ADR (a)	1,034	41,091
Cadence Design Systems, Inc. (a)	10,000	171,400
Captaris, Inc. (a)	2,544	10,405
Captiva Software Corp. (a)	520	11,497
Catapult Communications Corp. (a)	927	15,676
CCC Information Services Group, Inc. (a)	1,033	26,972
CDC Corp. Class A (a)	3,979	13,887
Check Point Software Technologies Ltd. (a)	9,229	196,485
Citrix Systems, Inc. (a)	6,191	168,024
Cognos, Inc. (a)	3,428	114,614
Compuware Corp. (a)	15,031	138,736
Concur Technologies, Inc. (a)	1,413	17,846
Convera Corp. Class A (a)(d)	2,558	39,905
CyberGuard Corp. (a)	1,168	11,073
Digimarc Corp. (a)	923	5,630
Electronic Arts, Inc. (a)	11,274	635,403
Embarcadero Technologies, Inc. (a)	1,312	9,892
Epicor Software Corp. (a)	1,900	26,239
EPIQ Systems, Inc. (a)	756	14,372
Evolving Systems, Inc. (a)	904	1,916
FalconStor Software, Inc. (a)(d)	2,376	18,034
FileNET Corp. (a)	1,411	38,012
Geac Computer Corp. Ltd. (a)	3,002	32,196
Hummingbird Ltd. (a)	840	17,787
Hyperion Solutions Corp. (a)	1,383	73,230
i2 Technologies, Inc. (a)	823	11,316
Informatica Corp. (a)	3,492	39,250
Intellisync Corp. (a)	2,474	12,568
Internet Security Systems, Inc. (a)	2,050	46,863
InterVideo, Inc. (a)	563	5,765
Intervoice, Inc. (a)	1,590	13,754
Intuit, Inc. (a)	6,792	363,847

See accompanying notes which are an integral part of the financial statements.

57 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Jack Henry & Associates, Inc.	3,324	$63,621
JAMDAT Mobile, Inc. (a)	712	16,283
JDA Software Group, Inc. (a)	1,246	18,690
Kronos, Inc. (a)	1,131	53,530
Lawson Software, Inc. (a)	4,007	30,413
Macromedia, Inc. (a)	2,478	111,163
Macrovision Corp. (a)	1,865	28,982
Magic Software Enterprises Ltd. (a)	2,573	4,194
Magma Design Automation, Inc. (a)	1,330	11,239
Majesco Entertainment Co. (a)	797	1,100
Manhattan Associates, Inc. (a)	1,159	24,814
Manugistics Group, Inc. (a)	3,310	6,355
Mentor Graphics Corp. (a)	2,665	23,878
Mercury Interactive Corp. (a)	3,103	86,263
Micromuse, Inc. (a)	3,240	24,008
MICROS Systems, Inc. (a)	1,431	69,132
Microsoft Corp.	390,809	10,829,290
MicroStrategy, Inc. Class A (a)	518	38,265
Motive, Inc. (a)	1,120	3,494
MRO Software, Inc. (a)	1,138	17,343
Napster, Inc. (a)	1,246	4,361
NDS Group PLC sponsored ADR (a)	685	28,332
Net 1 UEPS Technologies, Inc. (a)	1,320	30,703
NetIQ Corp. (a)	2,348	28,059
NetScout Systems, Inc. (a)	2,348	13,102
Novell, Inc. (a)	13,057	101,583
Nuance Communications, Inc. (a)	6,743	41,941
Open Solutions, Inc. (a)	659	14,603
OpenTV Corp. Class A (a)	4,259	9,583
Opnet Technologies, Inc. (a)	980	9,418
Opsware, Inc. (a)	3,352	19,777
Oracle Corp. (a)	187,524	2,357,177
Parametric Technology Corp. (a)	11,324	66,245
Pegasystems, Inc. (a)	1,679	12,273
Pervasive Software, Inc. (a)	1,507	6,390
Phoenix Technologies Ltd. (a)	1,805	11,426
Plato Learning, Inc. (a)	1,441	10,404
Progress Software Corp. (a)	1,383	42,790
QAD, Inc.	1,539	12,004
Quality Systems, Inc.	588	47,699
Quest Software, Inc. (a)	3,502	55,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

58

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – continued
Radiant Systems, Inc. (a)	1,242	$16,183
Red Hat, Inc. (a)	6,852	161,502
Renaissance Learning, Inc.	1,243	24,661
Retalix Ltd. (a)	742	18,468
RSA Security, Inc. (a)	2,358	30,654
SCO Group, Inc. (a)	721	2,999
Secure Computing Corp. (a)	1,497	20,569
SERENA Software, Inc. (a)	1,641	38,465
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	1,054	18,013
Siebel Systems, Inc.	18,611	195,416
Sonic Solutions, Inc. (a)	910	14,014
SPSS, Inc. (a)	938	27,089
SSA Global Technologies, Inc.	2,245	40,814
Symantec Corp. (a)	39,535	698,583
Synopsys, Inc. (a)	5,691	111,088
Synplicity, Inc. (a)	1,990	15,224
Take-Two Interactive Software, Inc. (a)	2,323	42,395
THQ, Inc. (a)	2,125	48,280
TIBCO Software, Inc. (a)	8,361	69,982
Transaction Systems Architects, Inc. Class A (a)	1,487	43,272
Ulticom, Inc. (a)	1,791	20,632
Ultimate Software Group, Inc. (a)	1,452	24,989
VA Software Corp. (a)	3,016	4,735
Vasco Data Security International, Inc. (a)	1,418	15,995
Verint Systems, Inc. (a)	1,187	44,667
Verity, Inc. (a)	1,581	20,838
Wind River Systems, Inc. (a)	3,180	43,820
Witness Systems, Inc. (a)	1,355	27,168
		20,034,445

TOTAL INFORMATION TECHNOLOGY		61,490,529

MATERIALS 0.9%
Chemicals – 0.4%
A. Schulman, Inc.	1,372	28,661
Akzo Nobel NV sponsored ADR	2,267	101,222
Hawkins, Inc.	540	7,614
LESCO, Inc. (a)	1,084	17,181
Methanex Corp.	4,745	82,985
Pioneer Companies, Inc. (a)	503	12,489
Sigma Aldrich Corp.	2,352	155,326

See accompanying notes which are an integral part of the financial statements.

59 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Chemicals – continued
Symyx Technologies, Inc. (a)	1,285	$35,016
Zoltek Companies, Inc. (a)	839	7,383
		447,877
Construction Materials 0.0%
United States Lime & Minerals, Inc. (a)	322	9,399
Containers & Packaging – 0.1%
AEP Industries, Inc. (a)	388	8,924
Caraustar Industries, Inc. (a)	1,721	16,969
Silgan Holdings, Inc.	1,459	51,488
Smurfit-Stone Container Corp. (a)	9,028	114,385
		191,766
Metals & Mining – 0.4%
Aber Diamond Corp.	2,120	75,880
Anglo American PLC ADR	1,133	36,131
Century Aluminum Co. (a)	1,102	25,478
Chaparral Steel Co. (a)	1,334	33,350
DRDGOLD Ltd. sponsored ADR	6,412	8,400
Gibraltar Industries, Inc.	1,067	23,463
Lihir Gold Ltd. sponsored ADR (a)	300	10,416
Metal Management, Inc.	654	16,461
Metals USA, Inc. (a)	462	10,164
NN, Inc.	986	9,801
Northwest Pipe Co. (a)	450	11,052
Novamerican Steel, Inc. (a)	408	16,320
Olympic Steel, Inc. (a)	579	12,275
Pan American Silver Corp. (a)	2,359	44,593
Randgold Resources Ltd. sponsored ADR (a)	1,334	20,997
Roanoke Electric Steel Corp.	449	10,457
Royal Gold, Inc.	906	23,574
Schnitzer Steel Industries, Inc. Class A	714	24,626
Silver Standard Resources, Inc. (a)	1,438	21,586
Steel Dynamics, Inc.	1,847	63,943
Steel Technologies, Inc.	431	11,417
Wheeling Pittsburgh Corp. (a)	468	4,198
		514,582
Paper & Forest Products 0.0%
Mercer International, Inc. (SBI) (a)	882	6,765

TOTAL MATERIALS		1,170,389

See accompanying notes which are an integral part of the financial statements.

Annual Report

60

Common Stocks continued
	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES – 1.3%
Diversified Telecommunication Services – 0.7%
Alaska Communication Systems Group, Inc.	1,559	$15,606
Arbinet-thexchange, Inc.	874	5,733
Broadwing Corp. (a)	3,225	21,672
Cbeyond Communications, Inc.	821	9,351
Commonwealth Telephone Enterprises, Inc.	868	30,085
Consolidated Communications Holdings, Inc.	940	12,248
CT Communications, Inc.	1,028	12,665
D&E Communications, Inc.	1,155	10,453
General Communications, Inc. Class A (a)	2,134	21,660
Global Crossing Ltd. (a)	849	14,467
Golden Telecom, Inc.	1,317	35,559
HickoryTech Corp.	1,316	10,396
ITC DeltaCom, Inc. (a)	402	663
Level 3 Communications, Inc. (a)(d)	27,052	91,977
MCI, Inc.	11,566	229,701
North Pittsburgh Systems, Inc.	924	18,092
Primus Telecommunications Group, Inc. (a)	2,782	2,699
Shenandoah Telecommunications Co.	212	8,626
SureWest Communications	658	18,621
Talk America Holdings, Inc. (a)	1,288	12,365
Teleglobe International Holdings Ltd. (a)	3,448	15,068
Telewest Global, Inc. (a)	8,993	200,454
Time Warner Telecom, Inc. Class A (a)	2,162	20,323
U.S. LEC Corp. Class A (a)	2,781	5,145
Warwick Valley Telephone Co.	546	10,964
		834,593
Wireless Telecommunication Services – 0.6%
@Road, Inc. (a)	1,886	9,355
Alamosa Holdings, Inc. (a)	5,750	106,260
America Movil SA de CV Series A sponsored ADR	291	8,423
Centennial Communications Corp. Class A (a)	3,758	59,639
Dobson Communications Corp. Class A (a)	3,409	25,124
First Ave Networks, Inc. (a)(d)	2,471	13,096
InPhonic, Inc.	1,163	13,735
Leap Wireless International, Inc. (a)	2,422	92,181
Millicom International Cellular SA (a)	3,703	85,317
NII Holdings, Inc. (a)	5,506	239,236
SBA Communications Corp. Class A (a)	3,077	56,740
Ubiquitel, Inc. (a)	4,416	43,188

See accompanying notes which are an integral part of the financial statements.

61 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – continued
USA Mobility, Inc.	1,276	$34,835
Wireless Facilities, Inc. (a)	3,013	16,692
		803,821

TOTAL TELECOMMUNICATION SERVICES		1,638,414

UTILITIES – 0.2%
Electric Utilities – 0.1%
MGE Energy, Inc.	616	21,634
Otter Tail Corp.	1,489	44,744
		66,378
Gas Utilities 0.0%
EnergySouth, Inc.	612	16,946
Multi-Utilities – 0.0%
NorthWestern Energy Corp.	1,684	52,170
Water Utilities 0.1%
Artesian Resources Corp. Class A	418	12,436
Cadiz, Inc. (a)	519	10,307
Connecticut Water Service, Inc.	430	10,849
Consolidated Water Co., Inc.	670	13,025
Middlesex Water Co.	488	9,296
Southwest Water Co.	1,431	19,404
		75,317

TOTAL UTILITIES		210,811

TOTAL COMMON STOCKS
(Cost $114,293,470)		123,426,922

U.S. Treasury Obligations 0.1%
	Principal
	Amount
U.S. Treasury Bills, yield at date of purchase 3.32%
12/22/05 (e)
(Cost $89,827)	$90,000	89,798

See accompanying notes which are an integral part of the financial statements.

Annual Report

62

Money Market Funds 4.6%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.08% (b)		272,637	$272,637
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)		5,423,738	5,423,738
TOTAL MONEY MARKET FUNDS
(Cost $5,696,375)			5,696,375
Cash Equivalents 0.0%
		Maturity
		Amount
Investments in repurchase agreements (Collateralized by
U.S. Treasury Obligations, in a joint trading account at
3.97%, dated 11/30/05 due 12/1/05)
(Cost $30,000)		30,003	30,000
TOTAL INVESTMENT PORTFOLIO 104.6%
(Cost $120,109,672)			129,243,095

NET OTHER ASSETS – (4.6)%			(5,673,004)
NET ASSETS 100%			$123,570,091

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Equity Index Contracts
3 Nasdaq 100 E-Mini Index Contracts	Dec. 2005	$ 100,500	$ 5,854

The face value of futures purchased as a percentage of net assets – 0.1%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $89,798.

See accompanying notes which are an integral part of the financial statements.

63 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$9,774
Fidelity Securities Lending Cash Central Fund	48,642
Total	$58,416

See accompanying notes which are an integral part of the financial statements.

Annual Report 64

Financial Statements

Statement of Assets and Liabilities
		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $5,253,937 and repurchase agreements of
$30,000) See accompanying schedule:
Unaffiliated issuers (cost $114,413,297)	$123,546,720
Affiliated Central Funds (cost $5,696,375)	5,696,375
Total Investments (cost $120,109,672)		$129,243,095
Cash		6,508
Receivable for investments sold		90,618
Dividends receivable		83,025
Interest receivable		945
Prepaid expenses		365
Receivable from investment adviser for expense
reductions		28,366
Other receivables		4,206
Total assets		129,457,128

Liabilities
Payable for investments purchased	$323,946
Accrued management fee	24,360
Distribution fees payable	25,329
Payable for daily variation on futures contracts	282
Other affiliated payables	3,806
Other payables and accrued expenses	85,576
Collateral on securities loaned, at value	5,423,738
Total liabilities		5,887,037

Net Assets		$123,570,091
Net Assets consist of:
Paid in capital		$113,395,646
Undistributed net investment income		109,514
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		925,654
Net unrealized appreciation (depreciation) on
investments		9,139,277
Net Assets, for 1,400,000 shares outstanding		$123,570,091
Net Asset Value, offering price and redemption price per
share ($123,570,091 ÷ 1,400,000 shares)		$88.26

See accompanying notes which are an integral part of the financial statements.

65 Annual Report

Financial Statements continued

Statement of Operations
	Year ended November 30, 2005

Investment Income
Dividends		$803,121
Interest		2,712
Income from affiliated Central Funds (including $48,642
from security lending)		58,416
Total income		864,249

Expenses
Management fee	$280,824
Transfer agent and custody fees	101,592
Distribution fees	105,248
Licensing fees	58,471
Accounting and security lending fees	44,671
Independent trustees’ compensation	547
Audit	67,163
Legal	14,456
Miscellaneous	18,307
Total expenses before reductions	691,279
Expense reductions	(340,432)	350,847

Net investment income (loss)		513,402
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,098,762
Foreign currency transactions	150
Futures contracts	113,651
Total net realized gain (loss)		9,212,563
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,630,622)
Assets and liabilities in foreign currencies	1
Futures contracts	(62,471)
Total change in net unrealized appreciation
(depreciation)		(3,693,092)
Net gain (loss)		5,519,471
Net increase (decrease) in net assets resulting from
operations		$6,032,873

See accompanying notes which are an integral part of the financial statements.

Annual Report

66

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$513,402	$1,633,439
Net realized gain (loss)	9,212,563	13,019,951
Change in net unrealized appreciation (depreciation) .	(3,693,092)	(54,276)
Net increase (decrease) in net assets resulting
from operations	6,032,873	14,599,114
Distributions to shareholders from net investment income .	(1,827,000)	(364,000)
Share transactions
Proceeds from sales of shares	50,797,714	30,916,600
Cost of shares redeemed	(65,298,653)	(91,710,000)
Net increase (decrease) in net assets resulting from
share transactions	(14,500,939)	(60,793,400)
Total increase (decrease) in net assets	(10,295,066)	(46,558,286)

Net Assets
Beginning of period	133,865,157	180,423,443
End of period (including undistributed net investment
income of $109,514 and undistributed net invest-
ment income of $1,430,958, respectively)	$123,570,091	$133,865,157

Other Information
Shares
Sold	600,000	400,000
Redeemed	(800,000)	(1,100,000)
Net increase (decrease)	(200,000)	(700,000)

See accompanying notes which are an integral part of the financial statements.

67 Annual Report

Financial Highlights
Years ended November 30,	2005	2004	2003F
Selected Per Share Data
Net asset value, beginning of period	$83.67	$78.44	$72.69
Income from Investment Operations
Net investment income (loss)D	36	1.00E	.06
Net realized and unrealized gain (loss)	5.40	4.43	5.69
Total from investment operations	5.76	5.43	5.75
Distributions from net investment income	(1.17)	(.20)	—
Net asset value, end of period	$88.26	$83.67	$78.44
Total ReturnB,C	6.96%	6.94%	7.91%
Ratios to Average Net AssetsG
Expenses before reductions	59%	.56%	.51%A
Expenses net of fee waivers, if any	30%	.30%	.30%A
Expenses net of all reductions	30%	.30%	.30%A
Net investment income (loss)	44%	1.26%	.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$123,570	$133,865	$180,423
Portfolio turnover rateH	9%	8%	10%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.83 per share.
F For the period September 25, 2003 (commencement of operations) to November 30, 2003.
G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
H Portfolio turnover rate excludes securities received or delivered in kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

68

Notes to Financial Statements

For the period ended November 30, 2005

1. Significant Accounting Policies.

Fidelity NASDAQ Composite Index Tracking Stock (the fund) is an exchange traded and a non diversified fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management invest ment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of regular trading hours on the Nasdaq stock market, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NASDAQ that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

69 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Realized gain or loss resulting from in kind redemptions is not taxable to the fund and is not distributed to shareholders of the fund. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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70

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to redemptions in kind, wash sales and futures transactions.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$17,259,884
Unrealized depreciation	(8,139,343)
Net unrealized appreciation (depreciation)	9,120,541
Undistributed ordinary income	98,728
Undistributed long term capital gain	689,995

Cost for federal income tax purposes	$120,122,554

The tax character of distributions paid was as follows:
	November 30, 2005	November 30, 2004
Ordinary Income	$1,827,000	$364,000

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

71 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, U.S. government securities and in kind transactions, aggregated $10,341,049 and $10,045,753, respectively.

Securities received and delivered on an in kind basis aggregated $50,761,082 and $65,238,490, respectively. Realized gain (loss) of $8,193,478 on securities delivered on an in kind basis is included in the accompanying Statement of Operations as realized gain or loss on investment securities and is not taxable to the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee that is based on an annual rate of .24% of the fund’s average net assets.

Sub Adviser. Geode Capital Management, LLC (Geode), serves as sub adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted a Distribution and Service Plan. The fund pays Fidelity Distributors Corpo ration (FDC), an affiliate of FMR, a distribution fee based on annual percentage of the fund’s average net assets of up to .25%. In addition, FDC pays Nasdaq for marketing services provided to the fund. For the period, the distribution fees were equivalent to an annual rate of.09% of average net assets. The total amounts paid to and retained by FDC were $105,248 and $0, respectively.

Annual Report

72

4. Fees and Other Transactions with Affiliates continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Licensing Fees. Under the terms of a license agreement, FMR pays Nasdaq an annual licensing fee for the use of the Nasdaq Composite Index. FMR has entered into a sub license agreement with the fund whereby the fund pays FMR the amount of the license fee at the rate of up to .06% of the fund’s average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

73 Annual Report

Notes to Financial Statements continued
6. Expense Reductions.

FMR contractually agreed to waive expenses of the fund to the extent annual operating expenses exceeded .30% of average net assets. This waiver will remain in place through October 1, 2006. Some expenses, for example interest expense, are excluded from this waiver. During the period, this waiver reduced the fund’s expenses by $340,286.

In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $146.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

8. Share Transactions.

The fund issues and redeems shares at Net Asset Value only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to the fund and redemption pro ceeds are paid with a basket of securities from the fund’s portfolio. The fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. A transaction fee is charged by the shareholder servicing agent when authorized participants purchase or redeem Creation Units of the fund. The fee is charged to cover the costs associated with the issuance and redemption of Creation Units. During the period, transaction fees totaled $6,000.

Annual Report

74

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Fidelity NASDAQ Composite Index Tracking Stock:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity NASDAQ Composite Index Tracking Stock (a fund of Fidelity Commonwealth Trust) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsi bility of the Fidelity NASDAQ Composite Index Tracking Stock’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspon dence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 17, 2006

75 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Fidelity Nasdaq Composite Index Tracking Stock (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

77 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

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78

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

79 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

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80

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

81 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Pre viously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Fidelity Nasdaq Composite Index Tracking Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; As sistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

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Name, Age; Principal Occupation Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Fidelity Nasdaq Composite Index Tracking Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewater houseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice Pres ident and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institu tional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

83 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity In vestments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before join ing Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Man agement where he served as Vice President of the Investment Opera tions Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2003

Assistant Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

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Name, Age; Principal Occupation Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Nasdaq Composite Index Tracking Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before join ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man agement, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

85 Annual Report

Distributions

The Board of Trustees of Fidelity NASDAQ Composite Index Tracking Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/19/05	12/16/05	$0.07	$0.50

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended November 30, 2005, $907,050 or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended November 30, 2004, $0 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

87 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Nasdaq Composite Index Tracking Stock

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advis ers’ supervision of third party service providers, principally transfer agents, custodians, and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commis sion dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate

89 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one year period ended December 31, 2004, the fund’s return, the return of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corre sponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with broader investment mandates than tracking the performance of the Nasdaq

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Composite Index. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the one year period. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 38% means that 62% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

91 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

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Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

93 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

95 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Geode Capital Management, LLC
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
JPMorgan Chase Bank
New York, NY
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY
The Fidelity Telephone Connection
1 800 FIDELITY

ETF UANN-0106 1.795568.102

Item 2. Code of Ethics

As of the end of the period, November 30, 2005, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Nasdaq Composite Index Tracking Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Nasdaq Composite Index Tracking Fund	$62,000	$50,000
All funds in the Fidelity Group of Funds audited by PwC	$12,100,000	$10,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Nasdaq Composite Index Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Nasdaq Composite Index Fund	$33,000	$31,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,400,000	$4,400,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Nasdaq Composite Index Tracking Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Nasdaq Composite Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005 A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Nasdaq Composite Index Tracking Fund	$2,500	$2,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Nasdaq Composite Index Fund	$3,900	$3,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Nasdaq Composite Index Tracking Fund	$1,000	$1,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Nasdaq Composite Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$170,000	$540,000
Deloitte Entities	$160,000	$850,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by PwC of $3,650,000A and $2,700,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$150,000	$550,000
Non-Covered Services	$3,500,000	$2,150,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by Deloitte Entities of $400,000A and $1,600,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$150,000	$850,000
Non-Covered Services	$250,000	$750,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Tracking Stock:

The Board of Trustees of Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Tracking Stock has established a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of November 30, 2005, the members of the audit committee were Marie L. Knowles, Robert M. Gates, George H. Heilmeier, William O. McCoy, and Kenneth L. Wolfe. Effective January 2006, the members of the audit committee are Marie L. Knowles, Albert R. Gamper, Jr., George H. Heilmeier, William O. McCoy, and Kenneth L. Wolfe.

Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Fund:

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	January 20, 2006